UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Measurement Specialties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

Common stock, no par value per share, of Measurement Specialties, Inc.

2.	Aggregate number of securities to which transaction applies:

As of July 7, 2014, (i) 16,071,685 shares of common stock, (ii) 516,237 shares of common stock underlying restricted stock unit awards, (iii) 1,050 shares of common stock underlying rights to purchase shares of common stock under Measurement Specialties, Inc.’s Employee Stock Purchase Plan and (iv) 1,557,852 shares of common stock issuable upon exercise of outstanding stock options with exercise prices below $86.00.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction solely for purposes of calculating the filing fee is $1,527,818,500.88. The maximum aggregate value of the transaction was calculated based upon the sum of (a) 16,588,972 shares of common stock multiplied by the per share merger consideration of $86.00 per share; and (b) 1,557,852 shares of common stock underlying outstanding options multiplied by $64.94 (which is equal to the difference between $86.00 and $21.06, the weighted average exercise price of such options at July 7, 2014). The filing fee equals the product of 0.0001288 multiplied by the maximum aggregate value of the transaction.

4.	Proposed maximum aggregate value of transaction: $1,527,818,500.88.

5.	Total fee paid: $196,783.02.

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT DATED JULY 10, 2014

SUBJECT TO COMPLETION

[•], 2014

Dear Shareholder:

You are cordially invited to attend a Special Meeting of the shareholders of Measurement Specialties, Inc. (which we refer to as the “Company”) to be held on [•], [•], 2014, starting at [•], [•] time, at the Company’s headquarters located at 1000 Lucas Way in Hampton, Virginia 23666.

On June 18, 2014, we entered into an Agreement and Plan of Merger, which we refer to as the merger agreement, with TE Connectivity Ltd., a Swiss corporation, which we refer to as TE, and Wolverine-Mars Acquisition, Inc., which we refer to as Merger Sub, providing for the merger of Merger Sub with and into the Company, which we refer to as the merger, with the Company surviving the merger as an indirect wholly owned subsidiary of TE. At the Special Meeting, you will be asked to consider and vote upon, among other things, a proposal to approve and adopt the merger agreement. If the merger agreement is approved and adopted and the merger is completed, for each share of common stock, no par value, of the Company, which we refer to as Company common stock, that you hold at the completion of the merger, you will be entitled to receive $86.00 in cash, without interest, less any applicable withholding taxes.

After careful consideration, the Company’s Board of Directors has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, the Company’s shareholders and unanimously recommends that you vote “FOR” the proposal to approve and adopt the merger agreement, “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies in favor of the foregoing proposal, and “FOR” the proposal to approve, by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.

YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE MERGER. We cannot consummate the merger unless the proposal to approve and adopt the merger agreement is approved by the affirmative vote of a majority of the votes cast by the holders of shares of the Company entitled to vote thereon at the Special Meeting.

Please vote by completing, signing and dating the enclosed proxy card(s) for the Special Meeting and mailing the proxy card(s) to us, whether or not you plan to attend the Special Meeting. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote “FOR” each of the proposals presented at the Special Meeting. In addition, you may vote by proxy by calling the toll-free telephone number or by using the Internet as described in the instructions included with the enclosed proxy card(s). If you do not return your card, vote by telephone or by using the internet, or if you do not specifically instruct your broker how to vote any shares held for you in “street name,” your shares will not be voted at the Special Meeting.

If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of Company common stock without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee.

Only shareholders of record at the close of business on [•], 2014 are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

The attached proxy statement provides you with detailed information about the Special Meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the attached proxy statement and the merger agreement carefully and in their entirety. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission.

Thank you in advance for your continued support and your consideration of this matter.

Sincerely,

[•]
Frank D. Guidone
Chief Executive Officer and President

The proxy statement is dated [•], 2014, and is first being mailed to our shareholders on or about [•], 2014.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1000 Lucas Way

Hampton, VA 23666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [•], 2014

NOTICE IS HEREBY GIVEN that a Special Meeting of holders of the common stock, no par value per share, of Measurement Specialties, Inc., a New Jersey corporation (the “Company”), will be held on [•], [•], 2014, starting at [•], [•] time, at the Company’s headquarters located at 1000 Lucas Way in Hampton, Virginia 23666, for the following purposes:

•	to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 18, 2014, as it may be amended from time to time, which we refer to as the merger agreement, by and among TE Connectivity Ltd., a Swiss corporation (“TE”), Wolverine-Mars Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of TE (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company, which we refer to as the merger, with the Company surviving the merger as an indirect wholly owned subsidiary of TE;
•	to consider and vote on a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve and adopt the merger agreement; and
•	to consider and vote on a proposal to approve, by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.

The Company’s Board of Directors has set the close of business on [•], 2014 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Each shareholder is entitled to one vote for each share of Company common stock held by such shareholder on the record date. Please vote in one of the following ways:

•	visit the website shown on your proxy card to vote via the Internet;
•	use the toll-free telephone number listed on your proxy card;
•	mark, sign, date and return the enclosed proxy card using the postage-paid envelope provided; or
•	vote in person at the Special Meeting.

Your vote is very important, regardless of the number of shares of Company common stock you own. If the merger agreement is adopted and the merger is completed, shareholders of the Company will be entitled to payment for their shares of Company common stock. The merger cannot be completed unless the proposal to approve and adopt the merger agreement is approved by the affirmative vote of a majority of the votes cast by the holders of shares of the Company entitled to vote thereon at the Special Meeting. Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or authorize your proxy by telephone or the Internet prior to the Special Meeting to ensure that your shares of Company common stock will be represented at the Special Meeting if you are unable to attend. If you fail to return your proxy card or fail to authorize your proxy by phone or the Internet, your shares of Company common stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have no effect on the outcome of any vote to approve the proposals being considered at the Special Meeting.

If you are a shareholder of record, voting in person at the Special Meeting will revoke any proxy previously submitted. If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of Company common stock without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee.

The board of directors of the Company has determined that the merger is advisable and fair to, and in the best interests of, the Company and its shareholders and has approved the merger agreement and the merger. The board of directors of the Company made its determination after consideration of a number of factors, which are more fully described in the accompanying proxy statement. The board of directors of the Company recommends that you vote “FOR” the proposal to approve and adopt the merger pursuant to the terms and conditions set forth in the merger agreement, “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, and “FOR” the proposal to approve, by a non-binding, advisory vote, on certain compensation arrangements for the Company’s named executive officers in connection with the merger.

By Order of the Board of Directors,

[•]
Mark Thomson
Chief Financial Officer and Secretary

[•], 2014

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON, BUT WISH THEIR SHARES TO BE VOTED ON MATTERS TO BE TRANSACTED, ARE URGED TO SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOU ALSO HAVE THE OPTION OF AUTHORIZING A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR ON THE INTERNET. VOTING INSTRUCTIONS ARE PRINTED ON YOUR PROXY CARD. IF YOU AUTHORIZE A PROXY BY TELEPHONE OR THE INTERNET, YOU DO NOT NEED TO MAIL BACK YOUR PROXY. YOUR PROMPT VOTE, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE SPECIAL MEETING.

PRELIMINARY PROXY STATEMENT DATED JULY 10, 2014

SUBJECT TO COMPLETION

i-

ii-

Manner and Cost of Proxy Solicitation	77
Reduce Duplicate Proxy Materials	77

Annex A – Agreement and Plan of Merger	78

Annex B – Opinion of Barclays Capital Inc.	79

iii-

PRELIMINARY PROXY STATEMENT DATED JULY 10, 2014

SUBJECT TO COMPLETION

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a Company shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, including the Agreement and Plan of Merger, a copy of which is attached as Annex A. We encourage you to read this proxy statement, including the annexes, in its entirety because it explains the proposed merger, the documents related to the merger and other related matters. In this proxy statement, the terms “the Company,” “we,” “our,” “ours,” and “us” refer to Measurement Specialties, Inc. We refer to TE Connectivity Ltd. as TE and Wolverine-Mars Acquisition, Inc., an indirect, wholly owned subsidiary of TE, as Merger Sub.

The Merger

What am I being asked to vote on?

The Company, TE and Merger Sub have entered into a merger agreement pursuant to which TE will acquire the Company through the merger of Merger Sub with and into the Company. The Company will be the surviving corporation (referred to as the “Surviving Corporation”) in the merger and will continue as an indirect wholly owned subsidiary of TE. You are being asked to consider and vote on the approval and adoption of the merger agreement (and to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies). In addition, the Company’s shareholders will also consider and vote on a proposal to approve, by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

What will a shareholder of the Company receive if the merger is completed?

If the merger is completed, by virtue of the merger, each share of common stock, no par value per share, of the Company (referred to as “Company common stock”), outstanding immediately prior to the effective time of the merger shall be converted into the right to receive $86.00 in cash, without interest, other than any shares of Company common stock held by the Company as treasury stock or owned by TE or Merger Sub or by any subsidiary of either the Company or TE.

How does the per share merger consideration compare to the market price of the Company common stock prior to announcement of the merger?

The merger consideration of $86.00 per share of Company common stock represents approximately a 23.0% premium over $69.92, the average closing share price of Company common stock on NASDAQ during the 30-day trading period ended on June 18, 2014, the last trading day prior to the public announcement of the merger agreement, and an 11% premium over $77.75, the closing price of Company common stock on NASDAQ on June 17, 2014. On [•], 2014, which was the last trading day before the date of this proxy statement, the closing sale price of Company common stock was $[•] per share. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares.

What are the conditions to the merger?

The completion of the merger is subject to various closing conditions, each of which will need to be satisfied or waived before the merger can be completed. These conditions include the (i) adoption of the merger agreement by the affirmative vote of the holders of a majority of the votes cast in connection with the merger at the Special Meeting, (ii) absence of any applicable law that prohibits or makes illegal the consummation of the merger (other than in connection with the expiration, termination or receipt of certain governmental approvals), (iii) termination or expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (referred to as the “HSR Act”) and (iv) clearance of the merger by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance and the United States Department of State’s Directorate of Defense Trade Controls. For a description of the conditions to the merger, refer to “The Merger Agreement—Conditions to the Merger” beginning on page 68.

When do you expect the merger to be completed?

We currently expect the merger to be completed in the fall of 2014. However, the merger is subject to various closing conditions, including those described in the previous question and answer. It is possible that the failure to timely meet those closing conditions or other factors outside of our control could require us to complete the merger at a later time or prevent us from completing the merger altogether.

What will happen in the merger to stock options and restricted share units?

The directors, executive officers and certain other employees of the Company hold awards of stock options and restricted share units (“RSUs”) with the respect to Company common stock. Each such award outstanding as of immediately prior to the effective time of the merger will be canceled at the effective time of the merger in consideration of a cash payment in an aggregate amount equal to the product of (i) the merger consideration of $86.00 per share of Company common stock (less the applicable exercise price, in the case of a stock option) multiplied by (ii) the total number of shares of Company common stock subject to such award.

Each such amount in respect of a vested equity award (i.e., an award that by its terms either will have already vested prior to the effective time of the merger or the vesting of which will fully accelerate at such time) will be paid in a lump sum at or promptly after the effective time of the merger.

Each such amount in respect of an unvested equity award (i.e., an award that by its terms will not have already vested prior to the effective time of the merger and the vesting of which will not accelerate at such time) will be paid on or within 30 days after the date(s) on which the portion of such award was scheduled to become vested, subject to the applicable holder’s continued employment with the Company or any of its affiliates through such scheduled vesting date(s). However, if at any time prior to the final scheduled vesting date of such award the employment of such holder is terminated by the Company or any of its affiliates without “cause” (as defined in the merger agreement), such amount will be paid to such holder within 30 days after such termination. If the employment of such holder terminates for any other reason prior to such final scheduled vesting date, any unpaid portion of such amount will be forfeited.

For additional information about the treatment in the merger of equity awards held by the Company’s directors and executive officers, see “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 39. For additional information about the treatment in the merger of equity awards generally, see “The Merger Agreement—Treatment of Options, Restricted Share Units and Other Equity-Based Awards” beginning on page 57.

Will I have appraisal rights?

The shareholders of the Company are not entitled to appraisal rights in connection with the Merger.

The Special Meeting

When and where is the Special Meeting?

The Special Meeting of the shareholders of the Company (referred to as the “Special Meeting”) will be held on [•], 2014, starting at [•], [•] time, at the Company’s headquarters located at 1000 Lucas Way in Hampton, Virginia 23666. For a description of the Special Meeting, see “The Special Meeting.”

What are the proposals that will be voted on at the Special Meeting?

You will be asked to consider and vote on the (i) approval and adoption of the merger agreement, (ii) adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt the merger agreement, and (iii) approval, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

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How does the Company’s board of directors recommend that I vote?

The Board of Directors of the Company (referred to as the “Board”) has unanimously (i) determined that the merger agreement and the merger are fair to and in the best interests of the Company and its shareholders, (ii) approved, adopted and declared advisable the merger agreement and merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. The Board unanimously recommends that you vote your shares:

•	“FOR” the approval and adoption of the merger agreement;
•	“FOR” the adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt the merger agreement; and
•	“FOR” the approval, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

Voting Procedures And Other Matters

Who is entitled to attend and vote at the Special Meeting?

Only shareholders of the Company of record at the close of business on [•], 2014 (referred to as the “record date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the record date, there were [•] issued and outstanding shares of Company common stock entitled to vote at the Special Meeting. Company common stock is the only class of voting securities of the Company. A list of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting for inspection by any shareholders of the Company present at the Special Meeting.

What vote of our shareholders is required to approve and adopt the merger agreement?

The proposal to approve and adopt the merger agreement requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Special Meeting.

What vote of our shareholders is required to adopt the proposal to adjourn the Special Meeting to a later time, if necessary or appropriate, to solicit additional proxies?

The proposal to adjourn the Special Meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Special Meeting.

What vote of our shareholders is required to approve, on a non-binding, advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger?

The proposal to approve, by a non-binding, advisory vote, on certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation,” requires the affirmative vote of the holders of a majority of the votes cast on the proposal at the Special Meeting.

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What will happen if our shareholders do not approve, on a non-binding, advisory basis, the compensation payable to the Company’s named executive officers in connection with the merger?

The vote on executive compensation that may be paid or become payable in connection with the merger is a vote separate and apart from the vote to approve and adopt the merger agreement. Accordingly, you may vote to approve the executive compensation and vote not to approve and adopt the merger agreement and vice versa. Because the vote on executive compensation that may be paid or become payable in connection with the merger is advisory in nature only, it will not be binding on either the Company or TE. Accordingly, because the Company and TE are contractually obligated to pay the compensation, if the merger agreement is approved and adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

How can I vote without attending the Special Meeting?

There are three convenient methods for the Company’s registered shareholders to direct their vote by proxy without attending the Special Meeting. The Company’s shareholders can:

•	Vote via the Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. [•] time on [•], [•], 2014. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.
•	Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. [•] time on [•], [•], 2014. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.
•	Vote by Mail. You can vote by marking, dating, signing and returning the enclosed proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

How do I vote if my shares of Company common stock are held by my bank, broker or other nominee?

If your shares of Company common stock are held by a bank, broker or other nominee, then your bank, broker or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares of Company common stock, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the bank, broker or other nominee how to vote their shares. Your bank, broker or other nominee will only be permitted to vote your shares of Company common stock for you at the Special Meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your bank, broker or other nominee regarding how to instruct it to vote your shares. If you wish to vote in person at the Special Meeting, you must bring a proxy from your bank, broker or other nominee authorizing you to vote at the Special Meeting. In addition, because any shares of Company common stock you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. Accordingly, if your shares are registered differently and are held in more than one account, you may receive more than one proxy statement and proxy card. Please be sure to vote all of your accounts so that all of your shares are represented at the Special Meeting. Shares of Company common stock held by a corporation or business entity must be voted by an authorized officer of the entity.

How are votes counted?

Votes will be counted by the independent inspector of election appointed for the Special Meeting who will separately count “FOR” and “AGAINST” votes and abstentions. The proposals being considered at the Special Meeting each require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting for approval. Accordingly, abstentions will count as a vote “AGAINST” the proposal but the failure to vote your shares will have no effect on the outcome of the proposals.

4

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of Company common stock you own on the record date.

How many votes must be present to conduct business at the Special Meeting?

In order for business to be conducted, a quorum must be represented in person or by proxy at the Special Meeting. A quorum is a majority of the outstanding shares of Company common stock. Shares represented by a proxy marked “abstain” will be considered present at the Special Meeting for purposes of determining a quorum. All shares of Company common stock held by the Company’s shareholders that are present in person or represented by proxy at the Special Meeting, regardless of how such shares are voted or whether such shareholders of the Company abstain from voting, will be counted in determining the presence of a quorum.

What if I return a proxy but do not provide specific voting instructions for some or all of the items?

All shares of Company common stock that have been properly voted—whether via Internet or by telephone or mail—and not revoked will be voted at the Special Meeting in accordance with your instructions. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the proposal to approve and adopt the merger agreement, “FOR” the adoption of the proposal to adjourn the Special Meeting, if necessary or appropriate to solicit additional proxies, and “FOR” the proposal to approve, by a non-binding, advisory vote, on certain compensation arrangements for the Company's named executive officers in connection with the merger. With respect to any other matter that properly comes before the Special Meeting, the persons appointed as proxies will vote the shares of Company common stock represented by the proxy as directed by the Board.

What does it mean if I receive more than one proxy?

If you receive more than one proxy, it means that you hold shares of Company common stock that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares of Company common stock because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

How can I change my vote?

Registered shareholders of the Company can revoke their proxy at any time before it is voted at the Special Meeting by either:

•	submitting another timely, later-dated proxy via the Internet or by telephone or mail;
•	delivering timely written notice of revocation to the Secretary, Measurement Specialties, Inc., 1000 Lucas Way, Hampton, VA 23666; or
•	attending the Special Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote in person at the Special Meeting.

What happens if I sell my shares of Company common stock before the Special Meeting?

If you transfer your shares of Company common stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares. Even if you transfer your shares after the record date, your vote is still important.

5

Who can answer further questions?

For additional questions about the merger, assistance in submitting proxies or voting shares of Company common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders may call toll-free: (888) 750-5834

Banks and brokers may call collect: (212) 750-5833

If your bank, broker or other nominee holds your shares in “street name,” you should also call your bank, broker or other nominee for additional information.

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SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement. To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See “Where You Can Find More Information” beginning on page 75. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement in its entirety.

The Companies (page 20)

Measurement Specialties, Inc. (referred to as “we,” “us,” “our,” “ours,” or “the Company,”) is a New Jersey corporation that designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics. The Company uses multiple advanced technologies – piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems, piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient ceramic sensors, mechanical resonators and submersible hydrostatic level sensors – to engineer sensors that operate precisely and cost effectively.

The Company common stock is listed on the NASDAQ Global Select Market under the symbol “MEAS.” The Company’s principal executive offices are located at 1000 Lucas Way, Hampton, Virginia 23666, and our telephone number is (757) 766-1500. Our Internet website address is www.meas-spec.com. The information provided on the Company’s website is not a part of this proxy statement and is not incorporated herein by reference.

TE Connectivity Ltd. (referred to as “TE,”), a Swiss corporation, is a world leader in connectivity. TE designs and manufactures products to connect power, data and signal in a broad array of industries including automotive, energy, industrial, broadband communications, consumer devices, healthcare and aerospace and defense. TE helps its customers solve the need for more energy efficiency, always-on communications and ever-increasing productivity. TE’s principal executive offices are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland, and its telephone number is +41 (0)52 633 66 61.

TE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about TE’s directors and executive officers is set forth in the proxy statement for TE’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 15, 2014, TE’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013, which was filed with the SEC on November 15, 2013, and TE’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 28, 2014 and December 27, 2013, which were filed with the SEC on April 24, 2014 and January 23, 2014 respectively.

Wolverine-Mars Acquisition, Inc. (referred to as “Merger Sub”), is a Delaware corporation and an indirect wholly owned subsidiary of TE that was formed solely for the purpose of facilitating TE Connectivity’s acquisition of the Company. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Merger Sub will merge with and into the Company and will cease to exist. Merger Sub’s principal executive offices are located at 1050 Westlakes Drive, Berwyn, PA 19312, and its telephone number is (610) 893-9800.

The Merger (page 21)

The Agreement and Plan of Merger dated as of June 18, 2014 by and among the Company, TE and Merger Sub (referred to as the “merger agreement”), is included as Annex A to this proxy statement. We encourage you to carefully read the merger agreement in its entirety because it is the principal legal agreement that governs the merger.

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Structure of the Merger (page 55)

Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger (referred to as the “Surviving Corporation”) and becoming an indirect wholly owned subsidiary of TE (referred to as the “merger”).

The Merger Consideration (page 56)

If the merger is completed, by virtue of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $86.00 in cash, without interest, other than any shares of Company common stock held by the Company as treasury stock or owned by TE or Merger Sub or by any subsidiary of either the Company or TE.

Following the merger, you will not own any shares of the Surviving Corporation and the Company will cease to be a publicly traded company. As a privately owned company, the registration of Company common stock and the Company’s reporting obligations with respect to such common stock under the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”), will be terminated upon application to the U.S. Securities and Exchange Commission, (referred to as the “SEC”). In addition, upon completion of the proposed merger, shares of Company common stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ Global Select Market, (referred to as the “NASDAQ”).

Recommendation of the Board (page 29)

The Board of Directors of the Company (referred to as the “Board”) has unanimously (i) determined that the merger agreement and the merger are fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved and declared advisable the merger agreement and the merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. The Board unanimously recommends that the Company’s shareholders vote:

•	“FOR” the approval and adoption of the merger agreement;
•	“FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve and adopt the merger agreement; and
•	“FOR” the approval, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

For additional information see “The Merger — Recommendation of the Board” beginning on page 29. In making its recommendations, the Board considered those matters set forth under the heading “The Merger — Reasons for the Merger” beginning on page 26.

Opinion of Financial Advisor (page 30)

On June 18, 2014, in connection with the merger, the Company’s financial advisor, Barclays Capital Inc.(referred to as “Barclays”), rendered its opinion to the Board to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be paid to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders.

The full text of the written opinion, dated June 18, 2014, which sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion, is attached as Annex B to this proxy statement. The Company encourages you to read the opinion carefully in its entirety. Barclays’ opinion is addressed to the Board, addresses only the fairness, from a financial point of view, of the merger consideration to be paid to the shareholders of the Company and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the merger. For a further discussion of the opinion of Barclays, see “The Merger — Opinion of Financial Advisor” beginning on page 30 of this proxy statement.

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Treatment of Options, Restricted Share Units and Other Equity-Based Awards (page 57)

The directors, executive officers and certain employees of the Company hold equity awards with respect to Company common stock, including stock options and restricted share units (“RSUs”), that, pursuant to the terms of the applicable award agreements as in effect on the date of the merger agreement, will be either vested or unvested at the effective time of the merger, as follows:

•	certain of the awards either will have already vested prior to the effective time of the merger or will not yet have vested prior to the effective time of the merger but the vesting of such awards will fully accelerate at such time (such awards are referred to as “vested” awards); and
•	the remaining awards will not yet have vested prior to the effective time of the merger and the vesting of such awards will not accelerate at such time (such awards are referred to as “unvested” awards).

Vested Stock Options and Restricted Share Units

Each option to acquire Company common stock that is outstanding, vested and exercisable as of the effective time of the merger will be canceled and, at or promptly after the effective time of the merger, the Company will pay each holder of any such canceled vested option an amount in cash determined by multiplying (i) the excess, if any, of the merger consideration of $86.00 per share of Company common stock over the applicable exercise price of such canceled vested option by (ii) the number of shares of Company common stock such holder could have purchased had such holder exercised such vested option in full immediately prior to the effective time of the merger.

Each award of RSUs that is outstanding immediately prior to the effective time of the merger and that is vested as of the effective time of the merger will automatically convert into the right to receive, at or promptly after the effective time of the merger, an amount in cash equal to the product of (i) the merger consideration of $86.00 per share of Company common stock multiplied by (ii) the total number of shares of Company common stock subject to such vested RSUs.

Unvested Stock Options and Restricted Share Units

Each option to acquire Company common stock that is outstanding but not vested or exercisable as of the effective time of the merger will be canceled in exchange for the opportunity to receive an aggregate amount in cash determined by multiplying (i) the excess, if any, of the merger consideration of $86.00 per share of Company common stock over the applicable exercise price of such unvested option by (ii) the number of shares of Company common stock such holder could have purchased had such holder exercised such unvested option (assuming they were fully exercisable) in full immediately prior to the effective time of the merger.

Each award of RSUs that is outstanding immediately prior to the effective time of the merger and that is not vested will be canceled in exchange for the opportunity to receive an aggregate amount in cash equal to the product of (i) the merger consideration of $86.00 per share of Company common stock multiplied by (ii) the total number of shares of Company common stock subject to such unvested RSUs.

The cash amounts for each unvested option or RSU award will be payable to the applicable holder on or within 30 days after the date(s) on which the portion of such award was scheduled to become vested pursuant to the terms of the applicable award agreement as in effect as of the date of the merger agreement, subject to such holder’s continued employment with the Company or any of its affiliates until such award becomes vested. However, if at any time prior to the final scheduled vesting date of such award the employment of such holder is terminated by the Company or any of its affiliates without “cause” (as defined in the merger agreement), the remaining unpaid cash amount will be paid to such holder within 30 days after such termination. If the employment of such holder terminates for any other reason prior to such final scheduled vesting date, any unpaid portion of such amount will be forfeited.

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Employee Stock Purchase Plan

The Company’s Amended and Restated 2006 Employee Stock Purchase Plan (referred to as the “ESPP”) will be terminated as of ten business days prior to the effective time of the merger. The offering period under the ESPP that is currently in effect will be the last offering period under the ESPP. Such last offering period will expire on the earlier of September 30, 2014 (which is the regularly scheduled last day of such offering period) and the tenth business day prior to the effective time of the merger. All amounts allocated to each participant’s account under the ESPP at the end of such offering period will be used to purchase whole shares of Company common stock at the applicable price under the ESPP for such offering period. Any shares of Company common stock purchased through the ESPP will receive the same $86.00 per share in the merger as all other shares of Company common stock.

For additional information about the treatment in the merger of equity awards held by the Company’s directors and executive officers, see “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 39 and “The Merger Agreement – Treatment of Options, Restricted Share Units and Other Equity-Based Awards” beginning on page 57.

Interests of Company Directors and Executive Officers in the Merger (page 39)

In considering the recommendation of the Board with respect to the merger, you should be aware that the Company’s executive officers and directors have interests in the merger that may be different from, or in addition to, the interests of the Company’s shareholders generally. The Board was aware of these interests and considered them, among other matters, when it approved the merger agreement, the merger and the other transactions contemplated thereby.

Security Ownership of Management and Directors (page 73)

On [•], 2014, the record date set by the Board of directors for the Special Meeting, the directors and executive officers of the Company and their affiliates owned and were entitled to vote [•] shares of Company common stock, or approximately [•]% of the shares of Company common stock outstanding on that date. We currently expect that each of these individuals will vote all of their shares of Company common stock in favor of each of the proposals being considered at the Special Meeting.

No Appraisal Rights (page 71)

The Company’s shareholders are not entitled to appraisal rights in connection with the merger.

Conditions to the Merger (page 68)

Each party’s obligation to consummate the merger is subject to the satisfaction or waiver of the following conditions:

•	adoption of the merger agreement by the affirmative vote of the holders of a majority of the votes cast at the Special Meeting; and
•	absence of any applicable law that prohibits or makes the consummation of the merger illegal (other than in connection with the expiration, termination or receipt of certain governmental approvals).

The obligations of TE and Merger Sub to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•	the truth and correctness of the representations and warranties of the Company as of and at the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time) concerning:
o	the capitalization of the Company (excluding certain representations and warranties related to equity grants) in all but de minimis respects;

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o	the (i) organization and qualification of the Company, (ii) authority to enter into the merger agreement and certain actions by the Board, (ii) subsidiaries of the Company, (iv) financial statements of the Company, (v) payment of fees or commissions related to the transactions contemplated by the merger agreement, (vi) delivery of a fairness opinion by Barclays, (vii) inapplicability of anti-takeover statutes to the merger, and (viii) absence of appraisal rights in connection with the merger and the transactions contemplated by the merger agreement, in each case in all respects if qualified as to materiality or a Company material adverse effect (as described in the section entitled “The Merger Agreement — Representations and Warranties” beginning on page 58) and in all material respects if not so qualified;

o	the absence of a Company material adverse effect in all respects; and
o	the other representations and warranties of the Company contained in the merger agreement (disregarding all materiality and Company material adverse effect qualifications), with only such exceptions as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company material adverse effect.
•	the Company’s performance, in all material respects, at or prior to the effective time of the merger, of all of its obligations required to be performed by it;
•	the receipt by TE of a certificate signed by an executive officer of the Company certifying to the effect that the foregoing conditions have been satisfied;
•	the termination or expiration of any applicable waiting periods under the HSR Act and the clearance of the merger by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance and the United States Department of State’s Directorate of Defense Trade Controls in each case, without certain conditions being imposed;
•	the absence of any proceedings by any governmental authority (unless dismissed or otherwise resolved) seeking to make illegal or otherwise restrain or prohibit the consummation of the merger; and
•	the absence of any event, occurrence or development of a state of circumstances or facts which has had or would reasonably be expected to have, individually or in the aggregate, a Company material adverse effect.

The obligation of the Company to consummate the merger is subject to the satisfaction or waiver of the following conditions:

•	the truth and correctness, in all material respects, at and as of immediately prior to the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time), of TE’s representations and warranties concerning the (i) organization and qualification of TE and Merger Sub and (ii) authority for TE and Merger Sub to enter into the merger agreement;
•	the truth and correctness, at and as of immediately prior to the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time), of the other representations and warranties of TE contained in the merger agreement (disregarding all materiality and TE material adverse effect qualifications (as described in the section entitled “The Merger Agreement — Representations and Warranties” beginning on page 58),with only such exceptions as have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on TE’s ability to perform its obligations under, or consummate the transactions contemplated by, the merger agreement;
•	TE and Merger Sub’s performance, in all material respects, at or prior to the effective time of the merger, of all of the obligations required to be performed by them;
•	the receipt by the Company of a certificate signed by an executive officer of TE certifying to the effect that the foregoing three conditions have been satisfied; and
•	the termination or expiration of any applicable waiting periods under the HSR Act and the clearance of the merger by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance and the United States Department of State’s Directorate of Defense Trade Controls.

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Termination of the Merger Agreement (page 69)

The Company and TE may terminate the merger agreement by mutual written consent at any time before the effective time of the merger. In addition, either the Company or TE may terminate the merger agreement at any time before the effective time of the merger if:

•	the merger has not been consummated on or before January 15, 2015 (provided that this termination right is not available to a party whose breach of any provision of the merger agreement results in the failure of the merger to be consummated by such date);
•	there is any final and nonappealable applicable law that prohibits or makes illegal the consummation of the merger or enjoins the Company, TE or Merger Sub from consummating the merger (provided that this termination right is not available to a party whose breach of any provision of the merger agreement results in the existence of any fact or occurrence described in the foregoing); or
•	the merger agreement is not adopted by the Company’s shareholders with the requisite vote at the Special Meeting (including any adjournment or postponement thereof).

TE may also terminate the merger agreement if:

•	an adverse recommendation change has occurred (as described in the section entitled “The Merger Agreement — Recommendation of the Board”);
•	at any time after public announcement of another acquisition proposal the Board fails to publicly reaffirm the Board recommendation as promptly as practicable (but in any event within five business days) after receipt of TE’s written request to do so (as described in the section entitled “The Merger Agreement — Recommendation of the Board”);
•	the Company intentionally and materially breaches certain obligations relating to (i) holding the Special Meeting, (ii) obtaining the requisite vote at the Special Meeting, (iii) soliciting or initiating discussions with third parties regarding other proposals to acquire the Company, and (iv) limitations on its ability to respond to other acquisition proposals (subject to the fulfillment of certain fiduciary duties of the Board) (with respect to (iii) and (iv), as further described under “The Merger Agreement — No Solicitation; Other Offers”); or
•	the Company has breached any representation or warranty, or failed to perform any covenant or agreement in the merger agreement, which breach or failure would give rise to the failure of a condition to TE’s and Merger Sub’s obligations to consummate the merger and such breach or failure cannot be cured by January 15, 2015 or, if curable by January 15, 2015, is not cured within 30 days of the Company’s receipt of written notice of such breach or failure.

The Company may also terminate the merger agreement:

•	if TE or Merger Sub has breached any representation or warranty, or failed to perform any covenant or agreement in the merger agreement, which breach or failure would give rise to the failure of a condition to the Company’s obligations to consummate the merger and such breach or failure cannot be cured by January 15, 2015 or, if curable by January 15, 2015, is not cured within 30 days of TE’s receipt of written notice of such breach or failure; or
•	to enter into a definitive agreement providing for a superior proposal as described in the section entitled “The Merger Agreement—No Solicitation; Other Offers” beginning on page 62.

However, the Company is prohibited from exercising its termination rights in response to a superior proposal unless:

•	the Company provides written notice to TE at least five business days (or two business days in the case of an amended, supplemented or modified proposal) before taking such action of its intention to terminate the merger agreement along with a description of the material terms of the superior proposal, including the most current version of the proposed agreement under which such superior proposal is proposed to be consummated and the identity of the third party making the superior proposal; and
•	a period of five business days (or two business days, as applicable) has elapsed and TE has not made a written proposal to amend the terms of the merger agreement to be at least as favorable to the shareholders of the Company as such superior proposal.

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In the case of any action intended to be taken in circumstances involving or relating to an acquisition proposal, any amendment to the financial terms or other material terms of such acquisition proposal require a new written notification from the Company. The Company has also agreed that, during the notice periods described above, the Company and its representatives will negotiate in good faith with TE and its representatives regarding any revisions proposed by TE to the terms of the transactions contemplated by the merger agreement.

Termination Fees (page 70)

The Company has agreed to pay TE a fee of $22.9 million (referred to as the “termination fee”) if:

•	the merger agreement is terminated by TE if:
o	an adverse recommendation change has occurred (as described in the section entitled “The Merger Agreement — Recommendation of the Board”);
o	at any time after public announcement of another acquisition proposal, the Board fails to publicly reaffirm the Board recommendation (as promptly as practicable but within five business days) after receipt of TE’s written request to do so; or
o	the Company intentionally and materially breaches certain obligations relating to (i) holding the Special Meeting, (ii) obtaining the requisite vote at the Special Meeting, (iii) soliciting or initiating discussions with third parties regarding other acquisition proposals to acquire the Company and (iv) limitations on its ability to respond to other acquisition proposals (subject to the fulfillment of certain fiduciary duties of the Board) (with respect to (iii) and (iv), as further described under “The Merger Agreement — No Solicitation; Other Offers”); or
•	the merger agreement is terminated by the Company in order to enter into a definitive agreement providing for a superior proposal in accordance with the terms and conditions of the merger agreement; or
•	the following occurs:
o	the merger agreement is terminated (i) by TE or the Company because (x) the merger has not been consummated by January 15, 2015 (unless the merger agreement has been adopted by the Company shareholders prior to such termination), or (y) the merger agreement has not been adopted by the Company shareholders with the requisite vote at the Special Meeting or at any adjournment or postponement of the Special Meeting; or (ii) by TE because the Company breached its representations and warranties, or failed to perform its covenants and agreements, in either case, in a manner that gave rise to the termination right described under “The Merger Agreement — Termination of the Merger Agreement” above;
o	after the date of the merger agreement and before such termination, an acquisition proposal is publicly announced or otherwise communicated to the Board or its shareholders; and
o	within 12 months following the date of such termination, the Company enters into a definitive agreement with respect to or recommends to its shareholders an acquisition proposal or an acquisition proposal shall have been consummated.

No Solicitation; Other Offers (page 62)

The merger agreement contains restrictions on the Company’s ability to solicit an alternative acquisition proposal from a third party or to engage in discussions or negotiations with a third party with respect to proposals to acquire significant interests in the Company. Notwithstanding these restrictions, the merger agreement provides that if the Company receives a written unsolicited acquisition proposal from a third party prior to shareholder approval, it may, under certain circumstances, furnish non-public information to that third party, engage in negotiations regarding the proposal, change its recommendation and ultimately terminate the merger agreement to commit itself to the transaction being proposed by the third party (subject to the payment of a termination fee). For more information, see “The Merger Agreement—No Solicitation; Other Offers” beginning on page 62.

Regulatory Approvals (page 52)

Under the provisions of the HSR Act and the rules and regulations promulgated thereunder, the merger cannot be completed until the occurrence of the first of the following (i) the early termination of the waiting period, (ii) the expiration of the required waiting period, or (iii) the resolution of any applicable federal or state litigation. The required notifications and report forms under the HSR Act have been filed with the United States Department of Justice, Antitrust Division and the Federal Trade Commission, and the waiting period with respect thereto commenced on June 27, 2014. The waiting period under the HSR Act will expire at 11:59 P.M., New York City time, on July 28, 2014, unless earlier terminated or extended by a request for additional information and documentary material, which we refer to herein as a “second request.”

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In addition to the HSR Act filings, the transactions contemplated by the merger agreement require the clearance of the antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance and the U.S. Department of State’s Directorate of Defense Trade Controls. The applicable filings were made with these regulatory authorities prior to the date of this proxy statement. For additional information about the regulatory approvals to be obtained in connection with the merger, see “The Merger—Regulatory Approvals” beginning on page 52.

Material U.S. Federal Income Tax Consequences of the Merger (page 50)

The receipt of cash for shares of Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder (as described in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 50) who receives cash for such U.S. Holder’s shares of Company common stock in the merger will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger and the U.S. Holder’s adjusted tax basis in the U.S. Holder’s shares of Company common stock. You should read the discussion under the heading “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 50 and consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Litigation Related to the Merger (page 54)

On or around July 1, 2014, a putative class action complaint was filed by a purported shareholder of the Company in the Chancery Division of the Superior Court of New Jersey for Essex County against the Company, its directors, TE and Merger Sub. The action is captioned Gerald Ridley v. Measurement Specialties, Inc., No. C-129-14. The complaint alleges that the members of the Company’s board of directors breached their fiduciary duties to the Company’s shareholders in connection with the merger and that the Company, TE, and Merger Sub aided and abetted such breaches. In support of these claims, the complaint alleges, among other things, that the merger is the result of an inadequate sales process, that the price to be paid in the merger transaction is inadequate, and that the merger agreement includes deal-protection provisions that preclude a potential topping bid and unduly favor TE. The complaint requests that the Court enjoin the merger, or, in the event it is consummated, the Court rescind it or grant rescissory damages. The defendants believe the action is without merit and intend to defend themselves vigorously.

Current Market Price of Company Common Stock (page 73)

The shares of Company common stock are listed on the NASDAQ under the trading symbol “MEAS.” The merger consideration of $86.00 per share of Company common stock represents approximately a 23.0% premium over $69.92, the average closing share price of Company common stock on NASDAQ during the 30-day trading period ended on June 18, 2014, the day the merger agreement was publicly announced, and an 11% premium over $77.75, the closing price of Company common stock on NASDAQ on June 17, 2014. On [•], 2014, which was the last trading day before the date of this proxy statement, the closing sale price of Company common stock was $ [•] per share. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer in this proxy statement, include forward-looking statements that involve risks, uncertainties, estimates and assumptions. If such risks or uncertainties materialize or such estimates or assumptions prove incorrect, the results of the Company could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. In many cases you can identify forward-looking statements by the use of words such as “believe,” “estimate,” “anticipate,” “intend,” “plan,” “continue,” “predict,” “potential,” “contemplate,” “expect,” “may,” “will,” “likely,” “could,” “should” or “would” or other similar words or phrases, although the absence of such words or phrases does not necessarily mean that a statement is not forward-looking. These statements are subject to risks, uncertainties and other factors, including, among others:

•	the effect of the announcement of the merger on the Company’s business relationships, operating results and business generally;
•	the retention of certain key employees by the Company;
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;
•	the shareholder approval or other conditions to the completion of the merger not being satisfied, or the regulatory approvals required for the merger not being obtained on the terms expected or on the anticipated schedule;
•	the amount of fees and expenses related to the merger;
•	the diversion of management’s attention from ongoing business concerns;
•	the merger agreement’s contractual restrictions on the conduct of our business prior to the completion of the merger;
•	the increased risk of litigation, including potential shareholder litigation in connection with the execution of the merger agreement and the consummation of the merger;
•	the possible adverse effect on our business and the price of our common stock if the merger is not completed in a timely manner or at all;
•	the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against us and others relating to the merger; and
•	the Company’s and TE’s ability to meet expectations regarding the timing and completion of the merger.

In addition, the Company is subject to risks and uncertainties and other factors detailed in our annual report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 3, 2014, and updated in our subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which should be read in conjunction with this proxy statement. See “Where You Can Find More Information” beginning on page 75.

Many of the factors that will determine the Company’s future results are beyond the Company’s ability to control or predict. We cannot assure you that the actual results or developments reflected in these forward-looking statements will be realized or, even if they are realized, that they will have the expected effects on the merger or on our business or operations. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date of this proxy statement. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent the Company’s views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date. Moreover, we assume no obligation and do not intend to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

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THE SPECIAL MEETING

This proxy statement is being furnished to the shareholders of the Company as part of the solicitation of proxies by the Board for use at the Special Meeting of the shareholders of the Company and any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to the shareholders of the Company as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on [•], [•], 2014, starting at [•], [•] time at the Company’s headquarters located at 1000 Lucas Way in Hampton, Virginia 23666, or at any postponement or adjournment thereof.

Recommendation of the Board

The Board of Directors of the Company (referred to as the “Board”) has unanimously (i) determined that the merger agreement and the merger are fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved and declared advisable the merger agreement and the merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. The Board unanimously recommends that the Company’s shareholders vote:

•	“FOR” the approval and adoption of the merger agreement;
•	“FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve and adopt the merger agreement; and
•	“FOR” the approval, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the shareholders of the Company to consider and vote on a proposal to approve and adopt the merger agreement (and to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies). In addition, the shareholders of the Company will also consider and vote on a proposal to approve, by a non-binding, advisory vote, on certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72.

If the shareholders of the Company fail to approve and adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement in its entirety.

Record Date and Quorum

The Board has fixed [•], 2014 as the record date for the Special Meeting and only holders of record of Company common stock as of the close of business on the record date are entitled to vote at the Special Meeting. As of the close of business on the record date, there were [•] shares of Company common stock outstanding and entitled to vote.

Each share of Company common stock entitles its holder to one vote on each matter properly coming before the Special Meeting. A majority of the outstanding shares of Company common stock, represented in person or by proxy, constitutes a quorum for the purpose of considering the proposals. Shares of Company common stock represented at the Special Meeting but not voted, including shares of Company common stock for which proxies have been received but for which shareholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the Special Meeting, the Special Meeting may be adjourned to solicit additional proxies, provided that the proposal to adjourn the Special Meeting has been adopted by the affirmative vote of the holders of a majority of the votes cast on such proposal.

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Vote Required for Approval

You may vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting on, each of the proposals being considered at the Special Meeting. The proposal to approve and adopt the merger agreement, the proposal to adjourn the Special Meeting, if necessary or appropriate, including for the purpose of soliciting additional proxies, and the proposal to approve, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72, each require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting for approval. Therefore, if you abstain, it will have the same effect as a vote “AGAINST” the proposal you abstained from and if you fail to vote, it will have no effect on the outcome of the proposal.

Security Ownership of Management and Directors

As of [•], 2014, the Company’s directors and executive officers held and are entitled to vote, in the aggregate, approximately [•] shares of Company common stock, representing approximately [•]% of the Company’s outstanding common stock. We currently expect that each of the Company’s directors and executive officers will vote their shares of Company common stock in favor of the proposals to be presented at the Special Meeting.

Proxies and Revocation

If you are the record owner of your shares of Company common stock and you timely submit a proxy by telephone or via the Internet or by returning a signed and dated proxy card by mail, your shares of Company common stock will be voted at the Special Meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the proposal to approve and adopt the merger agreement, “FOR” the proposal to adjourn of the Special Meeting, if necessary or appropriate, to solicit additional proxies, and “FOR” the proposal to approve, by a non-binding, advisory vote, of certain compensation arrangements for the Company’s named executive officers in connection with the merger, as described in the section entitled “Advisory Vote Regarding Named Executive Officer Merger Related Compensation” beginning on page 72, and in accordance with the recommendations of the Board on any other matters properly brought before the Special Meeting, or at any adjournment or postponement thereof, for a vote.

If your shares of Company common stock are held in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to have your shares of Company common stock voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your bank, broker or other nominee. Banks, brokers or other nominees who hold shares of Company common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as the approval and adoption of the merger agreement, without specific instructions from the beneficial owner. All proposals for the Special Meeting are non-routine and non-discretionary. If your bank, broker or other nominee holds your shares of Company common stock in “street name,” your bank, broker or other nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your bank, broker or other nominee with this proxy statement.

Proxies received by the Company at any time prior to the closing of the polls at the Special Meeting, in the case of proxies submitted by using proxy cards, or [•], [•] time on [•], 2014, in the case of proxies submitted by telephone or the Internet, that have not been revoked or superseded before being voted, will be voted at the Special Meeting. If you are a Company shareholder of record, you have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting by:

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•	Vote via the Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M., Eastern Time on [•], [•], 2014. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card;
•	Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M., Eastern Time on [•], [•], 2014. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card; or

•	Vote by Mail. You can vote by marking, dating, signing and returning your proxy card in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Registered shareholders of the Company can revoke their proxy at any time before it is voted at the Special Meeting by either:

•	submitting another timely, later-dated proxy via Internet or by telephone or mail;
•	delivering timely written notice of revocation to the Secretary, Measurement Specialties, Inc., 1000 Lucas Way, Hampton, VA 23666; or
•	attending the Special Meeting and voting in person.

If you are a “street name” holder of Company common stock, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. You must contact your bank, broker or other nominee to obtain instructions as to how to change or revoke your proxy.

Voting for 401(k) Participants

If you own shares of Company common stock through the Saving Plan for Employees of Measurement Specialties, Inc. (referred to as the “401(k) Plan”), the proxy card includes the shares you hold in the 401(k) Plan as well as the shares you hold outside of the 401(k) Plan. Under the 401(k) Plan, you may direct the voting of shares of Company common stock credited to your 401(k) Plan account.   By submitting voting instructions via Internet, or by telephone, or if hardcopies are requested, by signing, dating and returning the proxy card, you direct the trustee of the 401(k) Plan to vote these shares, in person or by proxy, as designated therein, at the Special Meeting.  The trustee of the 401(k) Plan will vote shares for which no direction is received in the same proportion as the shares for which directions are received.

Adjournments and Postponements

The Special Meeting may be adjourned or postponed. Under the Company’s amended and restated bylaws, the shareholders of the Company may adjourn the Special Meeting despite the absence of a quorum. Regardless of whether a quorum exists, the affirmative vote of the holders of a majority of the votes on cast on the proposal may adjourn the Special Meeting. Accordingly, abstentions will have the same effect on such proposal as a vote “AGAINST” the proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the shareholders of the Company who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

No Appraisal Rights

The Company’s shareholders are not entitled to appraisal rights in connection with the merger.

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Solicitation of Proxies

This solicitation of proxies is being made by the Company and the cost of this solicitation is being borne by the Company. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Special Meeting for an estimated fee of $25,000, plus reimbursement of reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of the Company common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 or collect at (212) 750-5833.

List of Shareholders

In accordance with New Jersey law, a list of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting for inspection by any shareholders of the Company present at the Special Meeting.

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THE COMPANIES

Measurement Specialties, Inc. (referred to as “we,” “us,” “our,” “ours,” or “the Company,”) is a New Jersey corporation that designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics. The Company uses multiple advanced technologies – piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems, piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient ceramic sensors, mechanical resonators and submersible hydrostatic level sensors – to engineer sensors that operate precisely and cost effectively.

The Company common stock is listed on the NASDAQ Global Select Market under the symbol “MEAS.” The Company’s principal executive offices are located at 1000 Lucas Way, Hampton, Virginia 23666, and our telephone number is (757) 766-1500. Our Internet website address is www.meas-spec.com. The information provided on the Company’s website is not a part of this proxy statement and is not incorporated herein by reference.

TE Connectivity Ltd. (referred to as “TE,”), a Swiss corporation, is a world leader in connectivity. TE designs and manufactures products to connect power, data, and signal in a broad array of industries including automotive, energy, industrial, broadband communications, consumer devices, healthcare, and aerospace and defense. TE helps its customers solve the need for more energy efficiency, always-on communications, and ever-increasing productivity. TE’s principal executive offices are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland, and its telephone number is +41 (0)52 633 66 61.

TE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about TE’s directors and executive officers is set forth in the proxy statement for TE’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 15, 2014, TE’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013, which was filed with the SEC on November 15, 2013, and TE’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 28, 2014 and December 27, 2013, which were filed with the SEC on April 24, 2014 and January 23, 2014 respectively.

Wolverine-Mars Acquisition, Inc. (referred to as “Merger Sub), is a Delaware corporation and an indirect wholly owned subsidiary of TE that was formed solely for the purpose of facilitating TE Connectivity’s acquisition of the Company. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Merger Sub will merge with and into the Company and will cease to exist. Merger Sub’s principal executive offices are located at 1050 Westlakes Drive, Berwyn, PA 19312, and its telephone number is (610) 893-9800.

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PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

THE MERGER

This discussion of the merger does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Background to the Merger

As part of their ongoing efforts to enhance shareholder value, the Board and management of the Company regularly review and evaluate the Company’s independent business plan and strategy, as well as potential strategic alternatives. As a result of this review and evaluation process, and as a key driver of the Company’s growth plans as an independent company, the Company consummated twenty-three acquisitions from June 2004 through May 2014. In addition, the Company at various times executed confidentiality agreements, none of which contained a standstill provision, and engaged in discussions with other industry participants regarding possible strategic and commercial initiatives. The Board and management of the Company also consulted from time to time with outside financial and legal advisors regarding the relative benefits and risks of remaining independent and engaging in potential strategic opportunities. The Board believes that its process of regularly reviewing strategic opportunities, and the relative benefits and risks of remaining independent, provided it with significant market knowledge about the potential opportunities available to the Company and the potential level of interest of third parties in acquiring the Company.

During the period from January 2012 to February 2014, Frank Guidone, the Company’s President and Chief Executive Officer, met from time to time with representatives of TE and other industry participants, in connection with the Company’s practice of engaging in strategic and commercial discussions. Mr. Guidone regularly reported on the substance of these discussions to the Board.

These meetings with industry participants included discussions over the past several years with a strategic company with operations in the same industry as the Company, which is referred to in this proxy statement as Company A. The Company’s discussions with Company A led to the execution of a non-disclosure agreement on October 6, 2011, which later was extended on June 19, 2013. Pursuant to this non-disclosure agreement, the Company and Company A exchanged high level financial information and discussed generally growth drivers and strategic options. These discussions did not result in a proposal by Company A to acquire the Company or a preliminary indication of the valuation of the Company. There were no further substantive discussions with Company A after November 2013.

These meetings with industry participants also included discussions from June 2013 through February 2014 with a strategic company with operations in the same industry as the Company, which is referred to in this proxy statement as Company B. The Company’s discussions with Company B led to the execution of a non-disclosure agreement on February 21, 2014. Pursuant to this non-disclosure agreement, the Company and Company B exchanged high level financial information and had preliminary discussions regarding a potential transaction involving a combination of cash and stock, and which would not involve a significant premium to the Company’s then-current stock price. The discussions with Company B did not result in a proposal by Company B to acquire the Company.

In July 2012, Mr. Guidone had an introductory meeting with representatives of TE in Berwyn, Pennsylvania. During the meeting, the participants discussed, among other things, current trends in the industry, the companies’ respective businesses, and potential opportunities for collaboration between, or transactions involving, the two companies. Following that meeting, on or around August 6, 2012, the Company and TE executed a non-disclosure agreement, which did not contain a standstill provision, and thereafter the Company delivered certain non-public financial information to TE. The discussions at this time did not result in a proposal by either company or any indication of interest that expressed a valuation of the Company.

In September 2012, as part of a general review of the Company’s market position, representatives from Barclays were invited to present to the Board, and, at a meeting on September 12, 2012, the Board discussed, various strategic alternatives potentially available to the Company, including remaining as an independent company and continuing to pursue acquisitions to support the Company’s growth strategy, as well as the opportunity for potential business combination transactions. The Board concluded, at that time, that the execution of the Company’s strategic plan as an independent company would return greater value to the Company’s shareholders than other alternatives potentially available to the Company.

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During meetings of the Board on April 4 and 5, 2013, also as part of the Board’s regular and ongoing analysis of strategic alternatives, the Board invited representatives from three investment banks other than Barclays to present, and the Board reviewed and discussed various strategic alternatives potentially available to the Company. The potential alternatives included remaining as an independent company and continuing to pursue acquisitions to support the Company’s growth strategy, as well as potential business combination transactions. Following this discussion, the Board concluded that while the Company should continue its practice of engaging with industry participants to assess opportunities, consideration of strategic alternatives that may be available to the Company for a significant transaction should be deferred until after at least the second quarter of the Company’s current fiscal year because the Company was forecasting a financial performance that would improve over time and which should result in a higher stock price and better positioning for the Company if it were to consider a transaction. The Board did not engage an investment bank at this time.

On April 8, 2013, at Company A’s request, Mr. Guidone met with the President of the Sensor Division for Company A to discuss, among other things, general business conditions and growth drivers.

On April 11 and 12, 2013, at TE’s request, Mr. Guidone and other members of the Company’s management team met with Steve Merkt, TE’s President, Transportation Solutions, and other representatives of TE’s management team at the Company’s offices Hampton, Virginia to discuss the business of each of the companies and potential opportunities for the two companies to work together.

On June 3, 2013, Mr. Guidone met with representatives of TE in Detroit, Michigan to further discuss the Company’s business generally and potential opportunities from growth in the sensors market.

During a Board meeting held on June 18, 2013, representatives from Barclays presented, and the Board reviewed and discussed, various strategic alternatives potentially available to the Company, including potential acquisition candidates and the potential acquisition of an approximately $225 million sensor division of a large company (“Company C’s Sensor Business”). Mr. Guidone also updated the Board on the status of discussions with industry participants, including TE. At the conclusion of this presentation and discussion, the Board determined that the consideration of any alternatives available to the Company for a possible significant acquisition, including Company C’s Sensor Business, should be further assessed by management.

On June 19, 2013, at the request of Company A, the Company executed an extension to the confidentiality agreement.

On June 26, 2013, Mr. Guidone, Mitch Thompson, the Company’s Chief Technology Officer, and other members of the Company’s Toulouse, France management team met with representatives of TE at the Company’s plant in Toulouse, France to conduct a plant tour, review in greater depth the Company’s business and discuss potential commercial partnership opportunities.

During a meeting of the Board held on September 18 and 19, 2013, representatives from Barclays presented an overview of the market and discussed their preliminary valuation of Company C’s Sensor Business. Following this presentation and an update from management on its assessment of Company C’s Sensor Business, the Board authorized the Company to submit a bid to acquire Company C’s Sensor Business. Mr. Guidone also updated the Board on the status of discussions with industry participants, including TE. The Company pursued the acquisition of Company C’s Sensor Business until October 8, 2013, when the Company learned that another bidder had been selected to acquire Company C’s Sensor Business.

On October 1, 2013, Mr. Guidone met with Tom Lynch, TE’s Chairman and Chief Executive Officer, and Mr. Merkt in Hampton, Virginia. Mr. Lynch indicated, among other things, that TE was interested in the sensor market and might have an interest in exploring the potential acquisition of the Company. The participants did not discuss specific terms concerning such an acquisition, such as a price per share that TE might be willing to pay, or the structure of any transaction.

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On November 11, 2013, Mr. Guidone made a presentation to representatives of Company A concerning an overview of the Company, including a description of key growth drivers, and discussed general areas of potential synergy. The participants did not discuss specific terms concerning an acquisition, such as a price per share that Company A might be willing to pay, or the structure of any transaction.

While in New York for an investor’s conference on November 21, 2013, Mr. Guidone met with Mr. Lynch and Mr. Merkt and talked generally about, among other things, the industry and the companies’ respective businesses.

On December 16, 2013, Mr. Guidone met Mr. Merkt and other TE representatives in Philadelphia and reviewed the Company’s financial and key growth programs.

On February 21, 2014, Mr. Guidone met with Mr. Lynch and Mr. Merkt in Dallas, Texas. During that meeting, Mr. Lynch communicated that TE was prepared to make a non-binding offer to acquire the Company, which offer would be subject to due diligence and customary conditions. Later that day, the Company and TE entered into an amendment to extend the term of the non-disclosure agreement between the parties, which term had previously expired. The non-disclosure agreement did not include a standstill provision.

On February 25, 2014, Mr. Lynch submitted a letter to Mr. Guidone making a confidential, non-binding proposal to purchase 100% of the outstanding common stock of the Company for $71.00 per share in cash, subject to diligence and other conditions. The proposal represented a premium of approximately 20.5% to the closing price of Company common stock on February 24, 2014, the last trading day before receipt of TE’s proposal. The proposal noted TE’s expectation that, were the companies to engage in discussions, they would enter into a period of exclusivity.

On February 27, 2014, the Board met telephonically, together with representatives from Barclays and the Company’s outside counsel, DLA Piper, to review and discuss TE’s proposal. During this meeting, the Board, management, and the Company’s advisors reviewed the terms of TE’s February 25, 2014 proposal. The Board, management, and their advisors discussed a number of factors as the Board considered TE’s offer, including the financial performance of the Company, various potential commercial programs which, if consummated, potentially would add to the Company’s financial performance over the following two to three years, the status of near term acquisition opportunities, including the Wema System AS (“Wema”) transaction, the overall expectations for the Company’s short and long term value and stock price, the merits and considerations of the Company’s stand-alone business plan and the potential value to be added to the Company from potential near-term acquisition opportunities, and trends in the industry. Following this discussion, the Board concluded that TE’s proposal undervalued the Company, that the execution of the Company’s strategic plan as an independent company would return greater value than suggested by TE’s proposal, and that it was in the best interests of the Company to reject the TE proposal. The Board directed Mr. Guidone to communicate the Board’s position to TE, which he did by delivering a letter to TE later on February 27, 2014. During a telephone conversation with Mr. Lynch on March 3, 2014, Mr. Guidone reiterated the Board’s position.

During the week of March 10, 2014, Mr. Merkt contacted Mr. Guidone and inquired whether the Board might be willing to explore a potential transaction with TE if TE increased the price per share at which it proposed to acquire the Company. During their conversation, Mr. Guidone communicated that, while he did not know what the Board’s reaction would be to any particular proposal, he believed that, based on the Board’s discussions, there might be greater interest in exploring a potential transaction if TE proposed a price per share in the $80s.

On March 21, 2014, TE submitted a letter to the Company indicating that, subject to due diligence, it might be interested in acquiring the Company at a price of $81.00 per share in cash and subject to a period of exclusivity. An $81.00 per share proposal represented a premium of approximately 21.5% to the closing price of Company common stock on March 20, 2014, the last trading day prior to receipt of TE’s proposal. Mr. Guidone promptly advised the Board of TE’s revised proposal, and the Board concluded that it would consider the proposal at its next regularly scheduled Board meeting on April 3, 2014. Mr. Guidone informed TE of this timing.

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On April 3, 2014, the Board met, together with representatives from Barclays and DLA Piper. At this meeting, Barclays reviewed with the Board various strategic alternatives potentially available to the Company including (i) continuing to operate as a standalone business, (ii) continuing to operate as a standalone business but pursuing significant acquisitions, and (iii) selling the Company. Representatives from DLA Piper also presented to the Board and discussed with the Board its duties in the context of a potential business combination. Mr. Guidone briefed the Board on his recent discussions with TE, noting that, among other things, he did not believe TE’s most recent offer fully took into account the value of certain acquisitions the Company currently was pursuing or the potential value of various new commercial programs. The Board asked Mr. Guidone to discuss the incremental value of the acquisitions and the new commercial programs with TE and explore whether TE would be willing to take these matters into consideration and increase their proposal to a higher level. While the Board did not make a decision concerning the potential sale of the Company, it concluded that it was in the best interests of the Company and its shareholders to enter into a reasonable and limited period of exclusive negotiations with TE, provided that TE first increase its proposal to an acceptable level and agree to enter into a standstill. In particular, the Board noted that it only would be interested in a transaction that fully valued all of the Company’s business and opportunities, and concluded that TE represented the Company’s best opportunity to realize that value in a sale transaction and that absent a transaction with TE, the Company would pursue its independent business strategies. While the Board did not decide upon a price level at which it would be willing to agree to sell the Company, it agreed that a price per share in the mid- to high-$80s would be an acceptable level at which to enter into a period of exclusivity. The Board confirmed that it had not decided to sell the Company and that it retained the flexibility to terminate discussions with TE at any time. At this meeting, the Board also authorized the Company to acquire Wema.

Following the Board meeting, representatives of TE and the Company engaged in discussions concerning the issues raised during the Board meeting. Representatives of TE and the Company exchanged and discussed additional information concerning the Company, its business plan and the potential acquisition of Wema. During these discussions, and consistent with instructions from the Board, Mr. Guidone sought to convince TE that the value for the Company was in the mid- to high-$80s.

On April 25, 2014, TE sent a letter to Mr. Guidone proposing to acquire 100% of the Company for $86.00 per share, to enter into a period of exclusivity until June 15, 2014, and to subject TE to a customary standstill until April 30, 2015. The indicated price remained non-binding and subject to various conditions, including diligence, and assumed the successful completion of the Wema acquisition on financial terms previously discussed. The letter also noted that the proposal was expressly conditioned on entry by the companies into an exclusivity period and that the price level was conditioned on demonstration by the Company that it would be able to achieve certain value through contemplated acquisitions and commercial arrangements. The $86.00 per share proposal represented a premium of approximately 31.6% to the closing price of Company common stock on April 24, 2014, the last trading day prior to receipt of TE’s proposal.

Mr. Guidone promptly advised the Board of these developments and, consistent with the Board’s discussion at its meeting on April 3, 2014, received the Board’s approval to grant exclusivity to TE on the terms described above.

On April 25, 2014, TE and the Company entered into an amendment to the pre-existing non-disclosure agreement providing for a standstill as well as an exclusivity agreement, with the period of exclusive negotiations to terminate on June 15, 2014.

On April 29, 2014, the Company engaged Barclays on an exclusive basis to provide financial advisory service to the Company with respect to its potential strategic alternatives. The Company selected Barclays based on its expertise and experience in the industrial and sensor markets, its knowledge of the Company, and its prior assistance to the Company in considering its strategic alternatives including the potential purchase of Company C’s Sensor Business.

Beginning on May 5, 2014, representatives of TE were provided access to an electronic due diligence data room containing documents related to the Company.

On May 19, 2014, Davis Polk & Wardwell LLP, outside counsel to TE, sent an initial draft of the merger agreement to DLA Piper. The draft proposed a termination fee of approximately 4.0% of the equity value of the potential transaction and a no-shop clause requiring that the Company not solicit potential alternative bids.

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During the period through June 18, 2014, the parties and their representatives engaged in negotiations concerning the terms of the proposed transaction, including whether the transaction would be conducted as a tender offer followed by a merger or as a merger transaction only, whether all outstanding equity awards would vest upon consummation of the merger, the terms of the no-shop clause and whether the merger agreement would include a go-shop clause, the amount of any termination fee payable in the event the Company accepted a superior offer, terms associated with required regulatory approvals, and other business and contractual terms. Each of the revised drafts of the merger agreement that the Company delivered to TE prior to June 17, 2014 included a go-shop provision and termination fees ranging from 1.5% to 3.0% depending on the circumstances. Throughout these discussions, TE and its advisors reiterated that TE’s proposals, and its willingness to continue discussions concerning a potential transaction, were conditioned on exclusivity and TE’s unwillingness to participate in an auction process, including a go-shop. During the same period, TE conducted significant due diligence, including review of all information in the data room and multiple meetings with management of the Company on various topics. Mr. Guidone briefed Board members regarding significant developments in the agreement negotiations and diligence process.

At a telephonic meeting of the Board on May 27, 2014, which representatives of Barclays and DLA Piper attended, Mr. Guidone updated the Board on the status of TE’s due diligence investigation into the Company and of the deal points that continued to be under discussion. In particular, it was noted that there was not agreement on the size of the termination fee or whether the agreement would include a go-shop clause, as well as other matters relating to closing conditions and the vesting of equity incentive awards. It also was noted that TE expressed its desire to enter into retention or employment agreements with certain members of the management team at the time of execution of the merger agreement. There was significant discussion and other proposed terms of the merger agreement also were discussed.

On June 2, 2014, the Company announced that it had acquired Wema on May 30, 2014 for approximately $114.5 million and announced its first quarter earnings. Thereafter, representatives of TE continued their due diligence investigation of the Company, including additional in-person and telephonic meetings with management of the Company.

On June 13, 2014, counsel for TE confirmed to the Company’s counsel TE’s preference to conclude the transaction as a cash merger and not through a tender offer followed by a merger and reiterated its position that a go-shop clause would not be accepted given the price being offered by TE. TE’s counsel again conveyed TE’s position that it was unwilling to proceed with a transaction with the Company at $86.00 per share if the Company insisted on a go-shop.

On June 14, 2014, a representative of TE confirmed in a telephone conversation with Mr. Guidone that TE had completed its diligence and subject to Board approval was prepared to move forward with the transaction at a price of $86.00 per share in cash, but only if the agreement did not contain a go-shop clause and the other outstanding terms were agreed upon to TE’s satisfaction. This message was reiterated in discussions between counsel. TE noted that $86.00 was a full price and its “best and final” proposal.

In its first draft of the merger agreement, TE had indicated generally that its offer would be conditioned on TE entering into retention agreements with five to ten Company executives. Later in the day on June 14, 2014, TE initiated discussion with Mr. Guidone regarding the potential terms of retention agreements for certain members of the Company’s senior management, which TE indicated it desired in order to maximize the likelihood that certain key employees would continue their employment with the Company after consummation of the merger. Among others, TE proposed terms of a retention agreement with Mitch Thompson, the Company’s Chief Technology Officer, and Joe Gleeson, the Company’s Chief Operating Officer, but did not offer a retention agreement to Mr. Guidone, Mark Thomson, the Company’s Chief Financial Officer or Mr. MacGibbon. On June 18, 2014, TE entered into a retention agreement with each of Mr. Mitch Thompson and Mr. Gleeson. Subsequently, TE discussed with Mr. Guidone the potential terms of a one-year consulting agreement to be executed in connection with the anticipated termination of his existing employment agreement following the consummation of the merger. In addition, TE discussed retention incentive agreements with each of Messrs. Thomson and MacGibbon. No such agreements with Messrs. Guidone, Thomson or MacGibbon have been entered into as of the date of this proxy statement, and there can be no certainty that agreement on the terms of any such agreements will be reached with any of these executives in the future.

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On June 17, 2014, the Board met with representatives of DLA Piper and Barclays to consider the proposed transaction with TE. Representatives of DLA Piper again advised the Board of its fiduciary duties, reviewed the terms of the draft merger agreement with the Board, and answered questions from the members of the Board. A representative of Barclays presented Barclays’ financial analysis of the proposed transaction and confirmed that Barclays was prepared to deliver a fairness opinion if the Board determined that it was in the best interests of the Company’s shareholders to proceed with the transaction. Mr. Guidone confirmed that he expected TE to be able to conclude retention agreements with the members of management designated by TE. There was significant discussion concerning the valuation being offered by TE, with Board members noting the risk inherent in the Company’s independent business plan, the high multiple to both historical and prospective EBITDA being offered by TE and the fact that the Company’s current stock price was at an all-time high and the current market multiple was above historical averages, with risk that the price could decline and the multiples could contract. The Board also discussed the Company’s prior requests that the merger agreement include a go-shop clause. The Board considered the fact that TE had repeatedly insisted that its $86.00 per share proposal and willingness to enter into a merger agreement were conditioned on the absence of an auction, that the price offered by TE was, in the Board’s view, highly attractive and likely to deliver more value to the Company’s shareholders than the Company’s risk-factored prospects as an independent company, and that, based on the Board’s views and discussions with management and Barclays, no third party likely would have interest and financial ability to offer more than TE had proposed. The Board also considered that under the merger agreement it would be able to consider a superior offer if one materialized and the Board concluded that it would be comfortable accepting TE’s position provided that the termination fee was limited to 1.5% of the value of the merger consideration so as not to impede an interested third party from making such a proposal. Other open issues on the merger agreement also were discussed.

At the conclusion of the meeting, the Board indicated unanimously that it was prepared to move forward and approve the transaction if all issues were resolved and without a go-shop provision provided that the merger agreement included customary terms permitting consideration of a superior offer and the termination fee was reduced to 1.5% of the value of the consideration to be paid in the merger. In reaching this conclusion, the Board relied on input from Barclays and management supporting the Board’s view that $86.00 per share was a compelling price, that TE was not prepared to offer more, and that this represented the best price likely to be available to the Company’s shareholders.

On June 18, 2014, at 2:30 pm, the Board met again telephonically with representatives of DLA Piper and Barclays to consider the proposed transaction with TE. Representatives of DLA Piper confirmed to the Board that negotiations with TE had concluded and that the merger agreement was substantially ready for execution subject to the Board’s approval, and answered questions from members of the Board. In particular, it was noted that the agreement included a no-shop clause with an appropriate fiduciary out to consider a superior proposal and a 1.5% termination fee. At this meeting, Barclays rendered its opinion to the Board to the effect that, as of June 18, 2014 and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be paid to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders.

After considering the proposed terms of the merger agreement with TE and the various presentations of its legal and financial advisors, and taking into consideration of various factors, including those described under “The Merger — Reasons for the Merger” beginning on page 26, the Board unanimously (i) determined that the merger agreement and the merger are substantially and procedurally fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved, and declared advisable the merger agreement and merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. Promptly following the vote of the members of the Board, Barclays delivered its written fairness opinion, dated June 18, 2014, a copy of which is attached hereto as Annex B.

Between 3:00 pm and 4:00 pm on June 18, 2014, the merger agreement was finalized, and, at 4:00 pm, the Company and TE entered into the merger agreement and issued a press release announcing the transaction.

Reasons for the Merger

After careful consideration, the Board unanimously (i) determined that the merger agreement and the merger are fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved and declared advisable the merger agreement and the merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. In course of reaching its determination, the Board consulted with the Company’s senior management, as well as its financial and legal advisors, and considered a number of factors including, but not limited to, the following, each of which the Board believed supported its recommendation:

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•	The Company’s Business and Financial Condition and Prospects. The Board’s familiarity with the business, operations, prospects, business strategy, properties, assets and financial condition of the Company, and the certainty of realizing in cash a compelling value for the shares of Company common stock in the merger, compared to the risks and uncertainties associated with operating the Company’s business, particularly in a volatile and unpredictable economic environment.

•	Review of Strategic Alternatives. The Board’s ongoing review over an extended period of time of its strategic alternatives, the Company’s prior discussions with Company A and Company B, and general knowledge through management and banker presentations of the opportunities potentially available to the Company from possible acquisition and sale transactions in comparison to the opportunity as an independent company, and its conclusion that the merger consideration of $86.00 per share offered certain value to the shareholders of the Company in the merger that was more favorable to the shareholders than the potential value that might have resulted from any other strategic opportunity reasonably available to the Company, including remaining an independent company.

•	Risks of Remaining Independent. The Board’s assessment, after discussions with the Company’s management and advisors, of the risks of remaining an independent company and pursuing the Company’s strategic plan, including risks related to the:
o	future impact of any acquisitions, reorganizations or divestitures the Company may make, including any outcome of the Company’s exploration of strategic alternatives;
o	instability or a downturn in the sensor markets served by the Company that could adversely affect the demand for the Company’s products and services;
o	competitiveness and fragmented nature of the market for the Company’s products and services;
o	risks from the Company’s substantial operations outside of the United States, including its operations in China and Europe;
o	ability of the Company to sustain its growth and perform consistent with the financial forecast provided to TE and not suffer a disruption in its performance due to market conditions or other factors;
o	potential contraction of the Company’s share price trading multiple from present high levels;
o	ability of the Company to develop and introduce new sensor products and product line extensions;
o	ability of the Company to consummate future acquisitions or successfully integrate acquisitions into its business, including the recent acquisition of Wema;
o	ability to maintain and protect its intellectual property and avoid claims of infringement or misuse of third party intellectual property; and
o	ability to attract, hire or retain the necessary technical and managerial personnel.

•	Negotiations with Parent. The course of discussions and negotiations between the Company and TE, resulting in a significant increase of $15.00 in the price per share to be paid to shareholders over the initial offer from TE and changes to the terms of the merger agreement originally proposed by TE, and the belief of the Board based on these negotiations that this was the highest price TE was willing to pay for each share of Company common stock and that these were the most favorable terms to the Company to which TE was willing to agree.

•	EBITDA Multiple. The fact that the merger consideration of $86.00 per share of Company common stock represented a multiple of 21.8 times the Company’s EBITDA for the 12-month period ended March 31, 2014.

•	Premium to Market Price. The fact that the merger consideration of $86.00 per share of Company common stock represented approximately a 23.0% premium over $69.92, the average closing share price of Company common stock on NASDAQ during the 30-day trading period ended on June 18, 2014, the day the merger agreement was publicly announced, and a 35.1% premium over $63.64, the closing price of the Company common stock on NASDAQ on June 2, 2014, the last trading day before the Company announced its acquisition of Wema. In addition, the merger consideration of $86.00 per share represented an 11% premium over $77.75, the closing price of Company common stock on NASDAQ on June 17, 2014 and the then all-time high closing price.

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•	Opinion of Barclays. The opinion of Barclays rendered on June 18, 2014 to the Board to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be paid to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders, as more fully described below under the caption “The Merger — Opinion of Financial Advisor” beginning on page 30.

•	Likelihood of Completion. The belief of the Board that the merger will likely be completed, if approved by the Company’s shareholders, which is based on, among other things, the absence of a financing condition, TE’s representation that it has sufficient resources to enable it to consummate the merger pursuant to the terms of the merger agreement, the limited number of conditions to the merger, the relative likelihood of obtaining required regulatory approvals for the merger, and the terms of the merger agreement regarding the obligations of both companies to pursue such approvals.

•	Cash Consideration. The form of consideration to be paid to holders of shares of common stock in the merger is cash, which will provide certainty of value and immediate liquidity to the Company’s shareholders.

•	Shareholder Approval. The closing conditions that the shareholders of the Company must approve the merger and that shareholders are free to reject the merger.

•	Terms of the Merger Agreement. Other terms of the merger agreement, including the ability of the Company, under certain circumstances and subject to certain conditions specified in the merger agreement and prior to receiving the approval of the Company’s shareholders at the Special Meeting, to furnish information to and engage in discussions or negotiations with a third party that makes an unsolicited bona fide written proposal for an acquisition transaction.

•	Ability to Withdraw or Change Recommendation. The Board’s ability to withdraw or modify its recommendation in favor of the merger under certain circumstances and subject to certain conditions, including its ability to terminate the merger agreement to accept a superior offer, subject to the payment of a $22.9 million termination fee.

•	Reasonableness of Termination Fee. The Board’s belief that the termination fee payable by the Company to TE in the event of certain termination events under the merger agreement, which represents 1.5% of the merger consideration, is very reasonable in the context of termination fees payable in other comparable transactions and would not preclude another party with the strategic interest and financial capability of acquiring the Company from making a competing proposal.

The Board also considered a variety of uncertainties and risks in its deliberations concerning the merger agreement and the merger, including the following:

•	No Shareholder Participation in Future Growth or Earnings. The fact that the Company’s forecasts reflected continued growth opportunities and the nature of the transaction as a cash transaction will prevent shareholders from being able to participate in any future earnings or growth of the Company, or the combined company, and shareholders will not benefit from any potential future appreciation in the value of shares of Company common stock.

•	Taxable Consideration. The fact that the receipt of the merger consideration in exchange for shares of Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes.

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•	Effect of Public Announcement. The effect of a public announcement of the merger agreement on the Company’s operations, stock price, customers, suppliers, business partners and employees and its ability to attract and retain key management, technical, research and sales personnel.

•	Effect of Failure to Complete Transactions. The fact that if the merger is not consummated, the trading price of Company common stock could be adversely affected, the Company will have incurred significant transaction and opportunity costs attempting to consummate the merger, the Company may have lost customers, suppliers, business partners and employees after the announcement of the merger agreement, the Company’s business may be subject to disruption, the market’s perceptions of the Company’s prospects could be adversely affected, and the Company’s directors, officers and other employees would have expended considerable time and effort to consummate the merger.

•	Interim Restrictions on Business. The fact that the restrictions in the merger agreement on the conduct of the Company’s business prior to the consummation of the merger require the Company to operate its business in the ordinary course of business and may delay or prevent the Company from undertaking business opportunities that could arise prior to the consummation of the merger.

•	Restrictions on Soliciting Proposals; Termination Fee. While the Board was comfortable that the merger consideration represented a compelling price that would not likely be exceeded by any other potential buyer and further negotiated a favorable termination fee for the acceptance of a superior proposal, the Company granted exclusivity to TE on April 25, 2014 and did not engage in an auction or otherwise actively solicit competing proposals in connection with consideration of the proposal from TE. The merger agreement includes restrictions on the active solicitation of competing proposals and includes a requirement that the Company pay a termination fee if the merger agreement is terminated in certain circumstances or if, in certain circumstances and subject to certain conditions, the Company engages in another transaction during the one-year period thereafter.

•

Interests of Directors and Officers. The fact that the executive officers and directors of the Company may have interests in the merger that are different from, or in addition to, those of the Company’s shareholders. (see “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 39).

•	Litigation Risk. An increased risk of litigation, including potential shareholder litigation in connection with the execution of the merger agreement and the consummation of the transaction.

The foregoing discussion of information and factors considered by the Board is not intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Board viewed its determinations and recommendations as being based on the totality of information and factors presented to and considered by the Board. Moreover, each member of the Board applied his own personal business judgment to the process and may have given different weight to different factors.

Recommendation of the Board

The Board of Directors of the Company (referred to as the “Board”) has unanimously (i) determined that the merger Agreement and the merger are fair to and in the best interests of the Company and its shareholders, (ii) authorized, approved and declared advisable the merger agreement and the merger, and (iii) resolved to recommend adoption and approval of the merger agreement and the merger by the shareholders of the Company. The Board unanimously recommends that the Company’s shareholders vote:

•	“FOR” the approval and adoption of the merger agreement.

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Opinion of Financial Advisor

The Company engaged Barclays to act as its financial advisor with respect to the consideration of its strategic alternatives, including a possible sale of the Company or a majority of its assets. On June 18, 2014, Barclays rendered its opinion to the Board to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be paid to the shareholders of the Company in the merger was fair, from a financial point of view, to such shareholders.

The full text of Barclays’ written opinion, dated as of June 18, 2014, is attached as Annex B to this proxy statement. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. The Company encourages you to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

Barclays’ opinion, the issuance of which was approved by Barclays’ Fairness Opinion Committee, was addressed to the Board, addresses only the fairness, from a financial point of view, of the merger consideration to be paid to the shareholders of the Company and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the merger. The terms of the merger were determined through arm’s-length negotiations between the Company and TE and were unanimously approved by the Board. Barclays did not recommend any specific form of merger consideration to the Company or that any specific form of merger consideration constituted the only appropriate consideration for the merger. Barclays was not requested to opine as to, and its opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the merger or the likelihood of the consummation of the merger. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the merger consideration to be paid to the shareholders of the Company in the merger. No limitations were imposed by the Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, Barclays, among other things:

•	reviewed and analyzed a draft of the merger agreement, dated as of June 18, 2014, and the specific terms of the merger;
•	reviewed and analyzed publicly available information concerning the Company that Barclays believed to be relevant to its analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014;
•	reviewed and analyzed financial and operating information with respect to the business, operations and prospects of the Company furnished to Barclays by the Company, including financial projections of the Company prepared by management of the Company;
•	reviewed and analyzed a trading history of Company common stock from June 17, 2011 to June 17, 2014 and a comparison of that trading history with those of other companies that Barclays deemed relevant;
•	reviewed and analyzed a comparison of the historical financial results and present financial condition of the Company with those of other companies that Barclays deemed relevant;
•	reviewed and analyzed a comparison of the financial terms of the merger with the financial terms of certain other transactions that Barclays deemed relevant;
•	had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects; and
•	undertook such other studies, analyses and investigations as Barclays deemed appropriate.

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In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and did not assume responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of the management of the Company that they were not aware of any facts or circumstances that would make such information provided by the Company inaccurate or misleading. With respect to the financial projections of the Company, upon the advice of the Company, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company would perform in accordance with such projections. Barclays assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. Barclays was not authorized to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after June 18, 2014.

In arriving at its opinion, Barclays assumed that the executed merger agreement would conform in all material respects to the last draft reviewed by Barclays. In addition, Barclays assumed the accuracy of the representations and warranties contained in the merger agreement and all agreements related thereto. Barclays also assumed, upon the advice of the Company, that all material governmental, regulatory, and third party approvals, consents and releases for the merger will be obtained within the constraints contemplated by the merger agreement and that the merger will be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the merger, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood that the Company had obtained such advice as the Company deemed necessary from qualified professionals.

In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of Company common stock but rather made its determination as to fairness, from a financial point of view, to the Company’s shareholders of the merger consideration to be paid to such shareholders in the merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the Board. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, Barclays made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the merger. None of the Company, TE, Merger Sub, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

In performing its financial analyses summarized below and in arriving at its opinion, Barclays utilized and relied upon the Updated Base Case Projections. In addition, for informational purposes, Barclays also performed a selected comparable company analysis and a discounted cash flow analysis (as described below) utilizing the Upside Case Projections. For further information regarding these financial projections, see the section of this proxy statement entitled “The Merger — Selected Unaudited Prospective Financial Information” beginning on page 46.

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Selected Comparable Company Analysis

In order to assess how the public market values shares of similar publicly traded companies, Barclays reviewed and compared specific financial and operating data relating to the Company with selected companies that Barclays, based on its experience with sensor and industrial technology companies, deemed relevant. The selected comparable companies used in this analysis were the sensor and industrial technology companies listed below, which are collectively referred to below as the Industrial Technology Companies, and the diversified industrial companies listed below, which are collectively referred to below as the Diversified Industrial Companies:

Industrial Technology Companies

•	AMETEK, Inc.
•	Amphenol Corporation
•	FLIR Systems, Inc.
•	MTS Systems Corporation
•	Oxford Instruments plc
•	Sensata Technologies B.V.
•	Spectris plc
•	TE
•	Teledyne Technologies Incorporated

Diversified Industrial Companies

•	Danaher Corporation
•	Emerson Electric Co.
•	Honeywell International Inc.
•	Roper Industries, Inc.

Barclays calculated and compared various financial multiples and ratios of the Company and the selected comparable companies listed above. As part of its selected comparable company analysis, Barclays calculated and analyzed the ratio of the Company’s and each selected comparable company’s enterprise value to estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for calendar years ending 2014 and 2015 (which were calendarized as appropriate to correspond to fiscal years ending December 31, 2014 and 2015). The enterprise value of each selected comparable company was calculated as the market value of such company’s common equity plus its net debt. The Company’s enterprise value was calculated as the market value of its common equity plus its net debt as of March 31, 2014, its capital lease obligations and the cash purchase price of approximately $114.5 million paid by the Company to acquire Wema System AS in May 2014, or the Wema Purchase Price. All of these calculations were performed, and based on publicly available financial data (including FactSet), closing prices as of June 17, 2014 and, with respect to the Company, the Updated Base Case Projections. The results of this selected comparable company analysis are summarized below:

Enterprise Value as a Multiple of Calendar Year 2014 Estimated EBITDA

Selected Comparable Companies	Low	Median	Mean	High
Industrial Technology Companies	9.4x	13.7x	12.7x	15.1x
Diversified Industrial Companies	9.7x	11.7x	11.8x	14.0x

The Company based on FactSet Consensus estimates	16.1x
The Company based on the Updated Base Case Projections	15.6x

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Enterprise Value as a Multiple of Calendar Year 2015 Estimated EBITDA

Selected Comparable Companies	Low	Median	Mean	High
Industrial Technology Companies	8.1x	11.7x	11.5x	13.3x
Diversified Industrial Companies	9.1x	10.8x	10.9x	13.0x

The Company based on FactSet Consensus estimates	13.0x
The Company based on the Updated Base Case Projections	12.1x

Barclays selected the comparable companies listed above because of similarities in their business or operating characteristics with the Company. However, because no selected comparable company is exactly the same as the Company, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected company analysis.

Based upon these judgments, Barclays selected a range of 11.0x to 14.0x the Company’s fiscal year ending March 31, 2015 estimated Adjusted EBITDA based on the Updated Base Case Projections to calculate a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price), to determine a range of implied equity values of the Company. This analysis yielded an implied valuation range for Company common stock of $55.00 to $72.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

In addition, Barclays selected a range of 11.0x to 13.0x the Company’s fiscal year ending March 31, 2016 estimated Adjusted EBITDA based on the Updated Base Case Projections to calculate a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price), to determine a range of implied equity values of the Company. This analysis yielded an implied undiscounted valuation range for Company common stock one year later of $75.00 to $90.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

In addition, for informational purposes, Barclays also used the range of 11.0x to 13.0x the Company’s fiscal year ending March 31, 2016 estimated Adjusted EBITDA based on the Upside Case Projections to calculate a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price), to determine a range of implied equity values of the Company. This analysis yielded an implied undiscounted valuation range for Company common stock one year later of $83.00 to $100.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

Barclays also noted, for informational purposes, that using the range of 11.0x the Company’s fiscal year ending March 31, 2016 estimated Adjusted EBITDA based on the Updated Base Case Projections to 13.0x the Company’s fiscal year ending March 31, 2016 estimated Adjusted EBITDA based on the Upside Case Projections, and discounting the implied prices per share by one year to present value using a discount rate of 13%, which was based on the Company’s estimated cost of equity, yielded an implied discounted valuation range for Company common stock of $66.00 to $88.00 per share (per share values were rounded to the nearest $1.00 increment).

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Selected Precedent Transactions Analysis

Barclays reviewed and compared the purchase prices and financial multiples paid in selected other transactions involving target companies that are sensor and industrial technology companies that Barclays, based on its experience with merger and acquisition transactions, deemed relevant. Barclays chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to the Company with respect to the size, mix, historical and expected growth rates, margins and/or other characteristics of their businesses. The following table sets forth the transactions analyzed and the month and year each transaction was announced:

Ann. Date	Acquiror	Target
May 2014	Measurement Specialties, Inc.	Wema System AS
May 2014	The Carlyle Group / PAI Partners / Schneider Electric SA	Custom Sensors & Technologies*
November 2013	Amphenol Corporation	General Electric Company (Advance Sensors Business)*
April 2013	Honeywell International Inc.	RAE Systems Inc.*
March 2012	Madison Dearborn Partners, LLC	Schrader International, Inc.
November 2011	TE Connectivity Ltd.	Deutsch Group SAS
August 2011	Spectris plc	Omega Engineering, Inc.*
June 2011	Sensata Technologies B.V.	Sensor-NITE Group
May 2011	Esterline Technologies Corporation	Souriau Group*
January 2011	Meggitt PLC	Danaher Corporation (Pacific Scientific Aerospace)
October 2010	Sensata Technologies B.V.	Honeywell International Inc. (Automotive On Board)
September 2010	Danaher Corporation	Keithley Instruments, Inc.
October 2008	Spectris plc	SPX Corporation (LDS Test & Measurement Division)*
December 2007	Cooper Industries, Ltd.	MTL Instruments Group plc
October 2007	Danaher Corporation	Tektronix, Inc.
June 2007	Sensata Technologies B.V.	Airpax Holdings, Inc.*
February 2007	Esterline Technologies Corporation	CMC Electronics Inc.
November 2006	Sensata Technologies B.V.	Honeywell International Inc. (First Technology Automotive and Special Products)
April 2006	WENDEL Investissement	Deutsch Group
March 2006	Emerson Electric Co.	Bristol Babcock
January 2006	Bain Capital, LLC	Texas Instruments Incorporated (Sensors & Controls)
July 2005	Schneider Electric SA	BEI Technologies, Inc.
May 2005	Cognex Corporation	DVT Corporation
July 2004	Esterline Technologies Corporation	Leach Holding Corporation
June 2004	AMETEK, Inc.	Taylor Hobson Holdings Ltd.
March 2004	Schneider Electric SA	Kavlico Corporation*
August 2003	Moog Inc.	Northrop Grumman Corporation (Poly-Scientific Division)
August 2002	Honeywell International Inc.	Invensys plc (Sensor Systems Division)
June 2002	Goodrich Corporation	TRW Inc. (Aeronautical Systems)
May 2002	General Electric Company	Druck Holdings plc
May 2002	General Dynamics Corporation	Advanced Technical Products, Inc.
August 2000	Schneider Electric SA	Thomson-CSF (Crouzet Automatismes)*

* Transactions excluded from the low, median, mean and high multiples summarized below because multiples were not publicly available for those transactions.

Barclays calculated and compared various financial multiples and ratios of the Company and the target company in each of the selected precedent transactions listed above. As part of its selected precedent transactions analysis, Barclays calculated, among other things, the ratio of the target company’s enterprise value to its last twelve months, or LTM, EBITDA as of the announcement date of such transaction, which is referred to below as EV/LTM EBITDA. The results of this selected precedent transactions company analysis are summarized below:

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Metric	Low	Median	Mean	High
EV/LTM EBITDA	6.6x	10.0x	11.1x	16.9x

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the merger consideration of $86.00 per share of Company common stock in the merger. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the merger which would affect the acquisition values of the selected target companies and the Company.

Based upon these judgments, Barclays selected a range of 10.0x to 14.0x the Company’s Adjusted EBITDA for fiscal year ending March 31, 2014 (adjusted to include approximately $4.7 million of EBITDA attributable to Wema System AS, which was acquired by the Company in May 2014) to calculate a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price), to determine a range of implied equity values of the Company. This analysis yielded an implied valuation range for Company common stock of $39.00 to $58.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

In addition, Barclays selected a range of 10.0x to 14.0x the Company’s fiscal year ending March 31, 2015 estimated Adjusted EBITDA based on the Updated Base Case Projections to calculate a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price), to determine a range of implied equity values of the Company. This analysis yielded an implied undiscounted valuation range for Company common stock one year later of $49.00 to $72.00 per share, and, using a discount rate of 13%, which was based on the Company’s estimated cost of equity, an implied valuation range for Company common stock discounted by one year of $44.00 to $64.00 per share (per share values were rounded to the nearest $1.00 increment), in each case, compared to the merger consideration of $86.00 per share of Company common stock.

Discounted Cash Flow Analysis

In order to estimate the present value of Company common stock, Barclays performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

To calculate the estimated enterprise value of the Company using the discounted cash flow method, Barclays added (i) the Company’s projected after-tax unlevered free cash flows for fiscal years ending March 31, 2015 through March 31, 2019 based on the Updated Base Case Projections to (ii) the “terminal value” of the Company as of March 31, 2019, and discounted such amount to its present value using a range of selected discount rates. The residual value of the Company at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on the Company’s estimated Adjusted EBITDA for fiscal year ending March 31, 2020 of 10.0x to 13.0x, and applying such range to the Updated Base Case Projections. A range of after-tax discount rates of 10% to 12% was selected based on an analysis of the weighted average cost of capital of the Company and the Industrial Technology Companies.

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Combining the total present value of the estimated after-tax unlevered free cash flows and the present value of the terminal values resulted in a range of implied enterprise values for the Company. Barclays then deducted the Company’s net debt as of March 31, 2014 (including the Wema Purchase Price) to determine a range of implied equity values of the Company as of that date, which Barclays discounted to present value as of March 31, 2014 using the same range of discount rates summarized above. The discounted cash flow analysis yielded an implied valuation range for Company common stock of $72.00 to $101.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

In addition, for informational purposes, Barclays also performed a discounted cash flow analysis using the range of discount rates and terminal value multiples described above based on the Upside Case Projections. This discounted cash flow analysis yielded an implied valuation range for Company common stock of $79.00 to $110.00 per share (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock.

Transaction Premiums Analysis

In order to assess the premium paid to the shareholders of the Company in the merger relative to the premiums paid to shareholders in other transactions, Barclays reviewed the premiums paid in selected cash consideration transactions of public U.S. companies valued between $500 million and $2 billion from January 1, 2010 to June 17, 2014 as compiled by MergerStat. For each calendar year, Barclays calculated the median percentage premium per share paid by the acquiror by comparing the announced transaction value per share to the target company’s (i) closing share price as of one trading day prior to announcement, (ii) closing share price as of 30 trading days prior to announcement, and (iii) high closing share price during the 52-week period immediately preceding announcement. The results of this transaction premium analysis are summarized below:

	Median Premiums Paid in Cash Consideration Transactions Valued Between $500 million and $2 billion (2010-2014)
	2010	2011	2012	2013	2014*	Overall
1-Trading Day Median Premium	29.6%	27.6%	30.3%	22.7%	26.3%	26.7%
30-Trading Day Median Premium	39.8%	36.5%	33.4%	32.8%	32.8%	35.0%
52-Week High Median Premium	13.4%	6.5%	11.7%	11.1%	12.3%	11.1%
Number of Transactions	38	32	44	38	14	166

*Includes completed and pending transactions as of June 17, 2014.

The reasons for and the circumstances surrounding each of the transactions analyzed in the transaction premium analysis were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the transaction premium analysis. Accordingly, Barclays believed that a purely quantitative transaction premium analysis would not be particularly meaningful in the context of considering the merger. Barclays therefore made qualitative judgments concerning the differences between the characteristics of the selected transactions and the merger which would affect the acquisition values of the target companies and the Company. Based upon these judgments, Barclays selected the premium reference ranges to the Company’s historical prices per share for the time periods set forth below to calculate a range of implied prices per share of the Company. This transaction premium analysis yielded the implied valuation ranges for Company common stock set forth in the table below (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock:

Time Period (Closing Price)	Premium Reference Range	Implied Valuation Range for Company Common Stock
June 17, 2014 ($77.75)	10% - 30%	$86.00 - $101.00
30-Trading Days Prior to June 17, 2014 ($62.71)	20% - 40%	$75.00 - $88.00
52-Week High ($79.00)	5% - 15%	$83.00 - $91.00

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Analyst Price Targets

Barclays reviewed the public market trading price targets for the Company common stock published by three securities research analysts (Sidoti & Company, Needham & Co. and CJS Securities) as of June 17, 2014. These targets reflected each analyst’s undiscounted estimate of the future public market trading price for the Company common stock. The public market trading price targets published by securities research analysts do not necessarily reflect current market trading prices for the shares and these estimates are subject to uncertainties, including future financial performance of the Company and future financial market conditions. The securities research analyst price targets for the Company common stock ranged from $70.00 to $80.00 and the mean and median price target was $75.00, compared to the merger consideration of $86.00 per share of Company common stock.

In addition to the foregoing analyses, for informational purposes, Barclays also considered the following analyses:

Analysis of Implied Premiums and Multiples

Barclays analyzed the implied premiums based on the merger consideration of $86.00 per share of Company common stock as compared to the following:

•          the closing price of Company common stock on June 17, 2014, the last trading date prior to the delivery of Barclays’ opinion;

•          the high closing price of Company common stock during the 52-week period ending on June 17, 2014, which is referred to below as 52-Week High;

•          the average closing price of Company common stock for the 30-trading day period ended on June 17, 2014, which is referred to below as 30-Day Average;

•          the average closing price of Company common stock for the 90-trading day period ended on June 17, 2014, which is referred to below as 90-Day Average; and

•          the initial non-binding proposal to purchase 100% of the outstanding common stock of the Company submitted by TE to the Company on February 25, 2014, which is referred to below as the Initial Proposal.

The results of this analysis are summarized in the following table:

Time Period/Event	Share Price	Implied Premium
June 17, 2014	$77.75	10.6%
52-Week High	$79.00	8.9%
30-Day Average	$67.44	27.5%
90-Day Average	$64.73	32.9%
Initial Proposal	$71.00	21.1%

Barclays also analyzed the implied multiple of the Company’s enterprise value to EBITDA and Adjusted EBITDA, based on the merger consideration. For purposes of its analyses, Barclays used the Company’s EBITDA and Adjusted EBITDA for fiscal year ending March 31, 2014 (adjusted to include approximately $4.7 million of EBITDA attributable to Wema System AS, which was acquired by the Company in May 2014) and the Company’s estimated EBITDA and Adjusted EBITDA for fiscal year ending March 31, 2015 based on the Updated Base Case Projections. Barclays also calculated the implied projected earnings per share multiples (commonly referred to as a price earnings ratio) based on the merger consideration using the Company’s estimated earnings per share for fiscal years ending March 31, 2015 and March 31, 2016 based on the Updated Base Case Projections. The results of this analysis are summarized below:

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Multiple Analysis	Merger Consideration of $86.00 Per Share of Company Common Stock
Enterprise Value/2014 Adjusted EBITDA	20.0	x
Enterprise Value/2015 Estimated Adjusted EBITDA	16.3	x

Enterprise Value/2014 EBITDA	21.8	x
Enterprise Value/2015 Estimated EBITDA	17.8	x

Estimated 2015 Price/Earnings Ratio	32.1	x
Estimated 2016 Price/Earnings Ratio	22.9	x

Historical Share Price Analysis

To illustrate the trend in the historical trading prices of shares of Company common stock, Barclays considered historical data with regard to shares of Company common stock for the period from June 17, 2011 to June 17, 2014, and compared such data with the relative stock price performances during the same periods of (i) Sensata Technologies B.V., a publicly traded sensor company, which is referred to below as Sensata, (ii) a composite index comprised of the Industrial Technology Companies excluding MTS Systems Corporation and Sensata, which is referred to below as the Industrial Technology Index, (iii) a composite index comprised of the Diversified Industrial Companies, which is referred to below as the Diversified Industrial Index, and (iv) the Standard & Poor’s 500 Index, which is referred to below as the S&P 500.

Barclays noted that from June 17, 2011 to June 17, 2014, the closing price per share of Company common stock increased 139% while the closing price per share of common stock of Sensata increased 33%, the Industrial Technology Index increased 77%, the Diversified Industrial Index increased 54%, and the S&P 500 increased 53%.

Illustrative Future Share Price Analysis

Barclays performed an illustrative future share price analysis of the Company. A future share price analysis is used to provide insight into the potential future equity value of a company as a function of its future earnings. Barclays applied the range of multiples of enterprise value to EBITDA, or EV/EBITDA, set forth in the table below to the Company’s fiscal year ending March 31, 2016 estimated Adjusted EBITDA based on the Updated Base Case Projections to calculate the implied enterprise value of the Company. Barclays deducted the Company’s estimated net debt as of March 31, 2015 to determine the estimated undiscounted future equity values per share of the Company common stock one year later. This analysis yielded the following implied undiscounted values per share of Company common stock (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock:

EV/EBITDA Multiple to March 31, 2016 Estimated Adjusted EBITDA		Implied Undiscounted Value Per Share
11.0	x	$77.00
12.5	x	$89.00
14.9	x*	$107.00

*	Multiple represents the Company’s EV/EBITDA multiple based on the Company’s fiscal year ending March 31, 2015 estimated Adjusted EBITDA as of June 17, 2014.

In addition, Barclays applied the range of EV/EBITDA multiples set forth in the table below to the Company’s fiscal year ending March 31, 2017 estimated Adjusted EBITDA based on the Updated Base Case Projections to calculate the implied enterprise value of the Company. Barclays deducted the Company’s estimated net debt as of March 31, 2016 to determine the estimated undiscounted future equity values per share of the Company common stock two years later. Barclays then discounted these future equity values per share by two years to present value using a discount rate of 13%, which was based on the Company’s estimated cost of equity. This analysis yielded the following implied undiscounted and discounted values per share of Company common stock (per share values were rounded to the nearest $1.00 increment), compared to the merger consideration of $86.00 per share of Company common stock:

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EV/EBITDA Multiple to March 31, 2017 Adjusted Estimated EBITDA		Implied Undiscounted Value Per Share	Implied Discounted Value Per Share
9.5	x*	$86.00	$68.00
11.0	x	$100.00	$78.00
14.9	x**	$136.00	$107.00

* Multiple based on the Company’s historical 3-year average EV/EBITDA multiple based on the Company’s next twelve months estimated Adjusted EBITDA as of June 17, 2014 of 9.4x.

** Multiple represents the Company’s EV/EBITDA multiple based on the Company’s fiscal year ending March 31, 2015 estimated Adjusted EBITDA as of June 17, 2014.

General

Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Board selected Barclays because of its familiarity with the Company and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the merger.

Barclays is acting as financial advisor to the Company in connection with the merger. As compensation for its services in connection with the merger, the Company agreed to pay Barclays a fee of $1.5 million upon the delivery of Barclays’ opinion. The Company has also agreed to pay Barclays a fee of $12.5 million upon consummation of the merger, against which the $1.5 million paid to Barclays in connection with its opinion will be credited. In addition, the Company has agreed to reimburse Barclays for its expenses under certain circumstances and to indemnify Barclays for certain liabilities that may arise out of its engagement. Barclays has performed various investment banking and financial services for the Company and TE, and its affiliates, in the past and has received customary compensation for a portion of such services. Specifically, since January 1, 2012, Barclays has performed the following investment banking and financial services for TE, and its affiliates, for which Barclays has received aggregate fees of approximately $1.5 million: (i) acted as an underwriter on the senior notes offering for Tyco Electronics Group S.A., which was fully and unconditionally guaranteed by TE, and (ii) provided certain risk management and derivatives services for TE and its affiliates. In addition, Barclays may perform various investment banking and financial services for TE and its affiliates in the future for which Barclays would expect to receive customary compensation for such services. Since January 1, 2012, Barclays has not received any fees from the Company or its affiliates in connection with any investment banking or financial services.

Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and TE and their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Interests of Company Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote to approve and adopt the merger agreement, you should be aware that aside from their interests as shareholders of the Company, the Board and executive officers have interests in the merger that may be different from, or in addition to, those of other shareholders of the Company generally. The members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the shareholders of the Company that they approve and adopt the merger agreement.

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See the sections entitled “The Merger — Background of the Merger” beginning on page 21 and “The Merger — Reasons for the Merger” beginning on page 26. Shareholders of the Company should take these interests into account in deciding whether to vote “FOR” the adoption of the merger agreement. These interests are described and quantified below.

Equity-Based Awards

The Company’s directors and executive officers hold stock options and RSUs that, pursuant to the terms of the applicable award agreements as in effect on the date of the merger agreement, will be vested at the effective time of the merger (either because the awards will have already vested prior to the effective time of the merger or because the vesting of the awards will accelerate at such time). Joseph Gleeson, the Company’s Chief Operating Officer, also holds certain RSUs that will be unvested at the effective time of the merger (because the awards will not yet have vested prior to the effective time of the merger, and the vesting of the awards will not accelerate at such time).

Each equity award held by the Company’s directors and executive officers as of immediately prior to the effective time of the merger will be canceled at the effective time of the merger in consideration of a cash payment in an aggregate amount equal to the product of (i) the merger consideration of $86.00 per share of Company common stock (less the applicable exercise price, in the case of a stock option) multiplied by (ii) the total number of shares of Company common stock subject to such award. Each of these amounts (other than the amounts for Mr. Gleeson’s unvested RSUs that do not vest as a result of the merger) will be paid in a lump sum at or promptly after the effective time of the merger.

The amounts for Mr. Gleeson’s unvested RSUs that do not vest as a result of the merger will be paid on or within 30 days after the date(s) on which such awards were scheduled to become vested pursuant to the terms of the applicable award agreement as in effect as of the date of the merger agreement, subject to Mr. Gleeson’s continued employment with the Company or any of its affiliates through the scheduled vesting dates. Mr. Gleeson holds certain RSUs that will be unvested at the effective time of the merger, but the vesting of such awards will, pursuant to the terms of Mr. Gleeson’s employment agreement, fully accelerate upon the termination of his employment within two years after a “change in control” by the Company without “cause” or by the executive with “good reason.” The closing of the merger would constitute a “change in control” for purposes of these agreements. See the section entitled “Potential Termination Payments and Benefits to Executive Officers” below for the definitions of “cause” and “good reason” for purposes of these executives’ employment agreements, including Mr. Gleeson’s employment agreement.

The following table sets forth the number of stock options and RSUs held by each of the Company’s directors and executive officers that, pursuant to the terms of the applicable award agreements as in effect on the date of the merger agreement, will be vested at the effective time of the merger (either because the awards will have already vested prior to the effective time of the merger or because the vesting of the awards will accelerate at such time or upon a qualifying termination of employment following the merger), assuming that the effective time of the merger occurs on October 1, 2014, as well as values of such awards based on the $86.00 per share merger consideration (minus the applicable exercise price for the options). This table assumes that our directors and executive officers will not sell or acquire any shares of Company common stock and will not exercise any stock options before October 1, 2014.

Name	Options (#) (1)	Options ($)	RSUs (#)	RSUs ($)
Directors
Satish Rishi	28,000	1,704,855	1,500	129,000
Kenneth E. Thompson	28,000	1,704,855	1,500	129,000
Morton L. Topfer	—	—	1,500	129,000

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Name	Options (#) (1)	Options ($)	RSUs (#)	RSUs ($)
R. Barry Uber	18,000	923,805	1,500	129,000
Executive Officers
Frank Guidone	401,744	25,357,558	61,500	5,289,000
Mark Thomson	76,791	5,229,421	35,000	3,010,000
Glen MacGibbon	95,266	6,825,805	21,250	1,827,500
Mitch Thompson	43,334	2,935,299	26,500	2,279,000
Joseph Gleeson	—	—	13,651	1,173,986
Jeffrey Kostelni	13,000	923,620	4,250	365,500

(1)	All outstanding stock options are already fully vested as of the date of this proxy statement other than options to purchase 6,000 shares held by Mr. Kostelni that will become vested upon the effective time of the merger.

Potential Termination Payments and Benefits to Executive Officers

Pursuant to the terms of their employment agreements with the Company, Frank Guidone, President and Chief Executive Officer; Mark Thomson, Chief Financial Officer; Mitchell Thompson, Chief Technology Officer; Glen MacGibbon, Executive Vice President; and Mr. Gleeson is entitled to the payments and benefits described below on termination of his employment within two years after a “change in control” by the Company without “cause” or by the executive with “good reason.” The closing of the merger would constitute a “change in control” for purposes of these agreements. See below for the definitions of “cause” and “good reason” applicable under these agreements.

On such termination, each executive would receive the following payments and benefits (subject to the executive’s execution and non-revocation of a release of claims in favor of the Company):

•	an amount equal to 150% (200% for Mr. Guidone) of the sum of (i) his base salary in effect as of the date of such termination and (ii) his target annual bonus for the fiscal year in which such termination occurs, payable in equal installments over 18 months (or for Mr. Guidone, in a lump sum within 20 days) following the effective date of the release;
•	a pro rata portion of his target annual bonus for the fiscal year in which such termination occurs;
•	reimbursement of the employer portion of the applicable premium for 18 months of continued health and dental coverage (except for Mr. Gleeson); and
•	full vesting of all outstanding unvested equity awards.

If such payments and benefits would result in the executive’s being subject to the 20% excise tax imposed on “excess” transaction-related payments and benefits under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the total amount of such payments and benefits will be reduced if and to the extent that such reduction would result in a greater after-tax payment to the executive.

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Pursuant to the terms of the employment agreement between Jeffrey Kostelni, Vice President, and the Company, if his employment is terminated by the Company without “cause” or by him for “good reason”, he is entitled to (1) an amount equal to four months of his base salary in effect as of the date of such termination, payable in equal monthly installments; and (2) continued health benefits at no cost to him for the four month severance period.

For estimates of the amounts of such payments and benefits for each named executive officer, see below under “Quantification of Payments and Benefits to Company Named Executive Officers.” Assuming the effective time of the merger occurs on October 1, 2014 and Mr. Gleeson (who is not one of our named executive officers under the applicable SEC rules) experiences a qualifying termination of employment in connection with the closing of the merger, he would be entitled to $322,472 in cash severance and $1,173,986 in value associated with accelerated vesting of RSUs under the terms of his employment agreement. If Mr. Kostelni (who is not one of our named executive officers under the applicable SEC rules) experiences a qualifying termination of employment on October 1, 2014, he would be entitled to $60,296 under the terms of his employment agreement, which includes the cash severance and an estimate of the cost of continued health benefits.

“Cause” is defined as follows in each executive’s employment agreement:

•	any act or omission that constitutes a material breach by the executive of any of his obligations under the agreement or any material written policy of the Company or any of its affiliates, assuming such obligations are lawful;
•	the failure by the executive to follow any lawful reasonable direction of the Board (or the Chief Executive Officer, for each executive other than Mr. Guidone) that is material and is consistent with the executive’s obligations under his employment agreement;
•	except for Mr. Kostelni, the executive’s refusal to discharge his duties pursuant to the agreement, assuming such duties are lawful;
•	the conviction of the executive of a felony or a crime involving fraud, moral turpitude (except for Mr. Kostelni), misappropriation or dishonesty (or, for Mr. Gleeson, the conviction of any criminal offense other than a traffic offense); or
•	for Mr. Gleeson, any conduct that in the reasonable opinion of the Board may affect his position in, or the reputation of, the Company, or his becoming subject to the disqualification or restriction provisions contained in Part VII of Ireland’s Companies Act, 1990 or similar legislation.

In each case (other than in the case of conviction of a felony or a crime described above), the executive has the right to cure the event alleged to constitute cause for 30 days (20 days for Mr. Kostelni) after he receives written notice from the Board (or the Chief Executive Officer, in the case of each executive other than Mr. Guidone).

“Good Reason” is defined as follows in each executive’s employment agreement:

•	the Company is in default of any material obligations under the agreement (for Mr. Kostelni, any obligations under the agreement);
•	any material diminution in title, job responsibilities, power, authority, or duties of the executive (other than a change in the executive’s reporting structure);
•	without the executive’s consent, the executive’s principal place of employment is relocated beyond 40 miles (50 miles for Mr. Gleeson or 25 miles for Mr. Kostelni) from his current office location; or
•	any reduction of the executive’s target annual bonus percentage (for Mr. Kostelni, any material reduction thereof).

In each case other than Mr. Kostelni (i) the executive must provide written notice to the Company of such action, (ii) such action must exist for 30 days after the executive provides notice, (iii) the executive must provide the Company at least ten days to cure such action after the Company’s receipt of notice and (iv) the executive must resign within 30 days following the occurrence of such action.

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Indemnification Insurance

Pursuant to the terms of the merger agreement, directors and executive officers of the Company will be entitled to certain ongoing indemnification and coverage under directors and officers liability insurance policies from the Surviving Corporation. Such indemnification is further described in the section entitled “The Merger Agreement — Indemnification and Insurance” beginning on page 65.

Non-Qualified Deferred Compensation Plan

Amounts deferred under our Non-Qualified Deferred Compensation Plan may be distributable to participants under the plan upon a change in control if the participant elected a distribution upon such an event. As of the date of this proxy statement, of the executive officers, only Mr. Kostelni had a balance under the plan that would be distributable upon the consummation of this merger. The amount of his distribution is approximately $3,218, subject to adjustment for investment earnings and losses.

New Management Arrangements

As of the date of this proxy statement, the Company has not entered into or amended any agreements with the Company’s executive officers in connection with the merger. However, Mr. Thompson and Mr. Gleeson have each entered into a retention incentive agreement with TE that is conditioned upon the closing of the merger and that provides for a retention incentive bonus, a sign-on equity grant and, for Mr. Thompson, a sign-on cash bonus as follows:

•	Retention incentive bonus: Mr. Thompson and Mr. Gleeson will receive a lump sum cash payment ($200,000 for Mr. Thompson and €150,000 for Mr. Gleeson) on or within 30 days after the second anniversary of the closing date of the merger, if the executive remains employed with the Company or another TE entity through such second anniversary date. However, if the executive’s employment is terminated by Company or another TE entity without “cause” (as defined in his current employment agreement with the Company and summarized above), he will receive the payment on or within 30 days after such termination.
•	Sign-on equity grant: Mr. Thompson and Mr. Gleeson will receive a special one-time award of restricted share units with respect to TE common stock shortly after the closing of the merger with a specified grant date value ($350,000 for Mr. Thompson and $300,000 for Mr. Gleeson). The award will vest annually over a four-year period, subject to the executive’s continued employment with the Company or another TE entity through each vesting date.
•	Sign-on cash bonus: Mr. Thompson will receive a sign-on cash bonus of $465,000 (minus applicable withholdings). If Mr. Thompson voluntarily terminates his employment (other than due to his death or “permanent disability” (as defined in his current employment agreement with the Company)), or if the Company terminates his employment for “cause” (as defined in his current employment agreement with the Company), in either case before the second anniversary of the closing date of the merger, he will be required to repay a pro rata portion of the sign-on cash bonus based on the portion of such two-year period that he was not employed.

In addition, TE discussed with Mr. Guidone the potential terms of a one-year consulting agreement to be executed in connection with the anticipated termination of his existing employment agreement following the consummation of the merger. TE also discussed retention incentive agreements with each of Messrs. Thomson and MacGibbon.  No such agreements have been entered into as of the date of this proxy statement, and there can be no certainty that agreement on the terms of any such agreements will be reached with any of these executives in the future.

Quantification of Payments and Benefits to Company Named Executive Officers

The table below sets forth for each of the Company’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the merger and that may become payable to the named executive officer upon the closing of the merger, either with or without a qualifying termination of employment. The estimates in the table assume that the merger will become effective on October 1, 2014 and, if applicable, a qualifying termination of employment will occur immediately thereafter. These payments and benefits payable by the Company to the Company’s named executive officers (other than payments included in the “Other” column below because they relate to an arrangement between TE and one of our named executive officers) are subject to an advisory vote of the Company’s shareholders as described in the section entitled “Advisory Vote on Named Executive Officer Merger Related Compensation” beginning on page 72.

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Name	Cash ($)(2)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Other ($)(5)	Total ($)(6)
Frank Guidone (President and Chief Executive Officer)	2,475,753	5,289,000	38,854	—	7,803,607
Mark Thomson (Chief Financial Officer)	832,241	3,010,000	38,707	—	3,880,948
Steve Smith (Former Chief Operating Officer) (1)	28,846	666,500	—	—	695,346
Glen MacGibbon (Executive Vice President)	676,196	1,827,500	38,707	—	2,542,403
Mitch Thompson (Chief Technology Officer)	625,171	2,279,000	38,854	1,015,000	3,958,025

(1)	Mr. Smith announced his retirement as our Chief Operating Officer, effective as of April 1, 2014, and therefore, ceased to be an executive officer of the Company as of that date and his employment agreement with the Company terminated as of that date. The Company entered into an employment agreement with Joseph Gleeson for his services as Chief Operating Officer on April 3, 2014, and he became an executive officer of the Company. Mr. Gleeson is not, therefore, a “named executive officer” for purposes of the disclosure required under SEC rules.

(2)	For each named executive officer (other than Mr. Smith, whose employment agreement with us terminated as of April 1, 2014), the amounts in this column reflect the cash severance due under the named executive officer’s employment agreement if his employment is terminated by us for any reason other than for “cause” or by him for “good reason” (as those terms are defined in the applicable agreement and summarized above) in either case within two years after a change in control of the Company (which will occur upon the closing of the merger) and subject to the named executive officer’s execution and non-revocation of a release of claims in favor of the Company. The table below provides a breakdown of cash severance for each named executive officer (other than Mr. Smith):

Name	Base Salary x Applicable Percentage ($)(a)	Target Annual Bonus x Applicable Percentage ($)(a)	Pro-rata Portion of the Target Bonus ($)(b)
Frank Guidone	1,100,000	1,100,000	275,753
Mark Thomson	480,000	264,000	88,241
Glen MacGibbon	390,000	214,500	71,696
Mitch Thompson	375,000	187,500	62,671

(a)	These amounts are payable in equal installments over 18 months (or for Mr. Guidone, in a lump sum within 20 days) following the effective date of the release.
(b)	These amounts are payable in a lump sum within 20 days following the effective date of the release.

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For additional details, see “The Merger — Interests of Company Directors and Executive Officers in the Merger— Potential Termination Payments and Benefits to Executive Officers” beginning on page 41.

Because Mr. Smith does not have an employment agreement with the Company, he would receive severance under the Company’s discretionary severance policy.  Mr. Smith’s cash severance amount assumes six weeks of base salary based on eight years of service.

(3)	The amounts in this column reflect the values of RSUs that will vest upon the closing of the merger. The value of the accelerated vesting of each RSU award is calculated based on the merger consideration of $86.00 per share multiplied by the number of shares subject to the RSU award. Values associated with stock options are not included in this column since all stock options held by named executive officers are vested as of the date of this proxy statement. For additional details, including a breakdown of RSU awards held by each named executive officer (other than Mr. Smith), see the section entitled “The Merger — Interests of Company Directors and Executive Officers in the Merger—Equity-Based Awards” beginning on page 40. For Mr. Smith, the amount in this column relates to 7,750 shares of our common stock underlying his RSUs.

(4)	The amounts in this column reflect the cost to the Company of continuing health benefits for the applicable severance period as required under the named executive officer’s employment agreement (see “The Merger — Interests of Company Directors and Executive Officers in the Merger— Potential Termination Payments and Benefits to Executive Officers” beginning on page 41).

(5)	The table below sets forth the cash amounts payable to Mr. Thompson pursuant to his retention incentive agreement with TE (see “The Merger — Interests of Company Directors and Executive Officers in the Merger— New Management Arrangements” beginning on page 43):

Name	Retention Incentive Bonus ($)(a)	Sign-on Equity Grant ($)(b)	Sign-On Cash Bonus ($)(c)	Total ($)
Mitch Thompson	200,000	350,000	465,000	1,015,000

(a)	This retention incentive bonus is payable in a lump sum in cash on or within 30 days after the second anniversary of the closing date of the merger, if the executive remains employed with the Company or another TE entity through the applicable anniversary date. However, if the executive’s employment is terminated by Company or another TE entity without “cause” (as defined in his current employment agreement with the Company and summarized above), he will receive the payment on or within 30 days after such termination.

(b)	This special one-time award of restricted share units with respect to TE common stock will be granted shortly after the closing of the merger and will vest annually over a four-year period, subject to the executive’s continued employment with the Company or another TE entity through each vesting date.

(c)	This sign-on cash bonus will become payable (minus applicable withholdings) in a lump sum on or within 30 days of the closing of the merger. If the executive voluntarily terminates his employment (other than due to his death or “permanent disability” (as defined in his current employment agreement with the Company)), or if the Company terminates his employment for “cause” (as defined in his current employment agreement with the Company), in either case before the second anniversary of the closing date of the merger, he will be required to repay a pro rata portion of the sign-on cash bonus based on the portion of such two-year period that he was not employed.

(6)	Of the amounts payable to the named executive officers, the amounts set forth in the column entitled “Equity” are attributable to single-trigger arrangements (payable upon the change in control alone, without regard to termination of employment), the amounts set forth in the column entitled “Other” are attributable to modified single-trigger arrangements (payable on a date certain following the change in control or, if earlier, upon a qualifying termination of employment following the change in control), and the amounts set forth in the remaining columns are attributable to double-trigger arrangements (requiring a qualifying termination of employment as well as the change in control).

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Selected Unaudited Prospective Financial Information

The Company as a matter of course prepares limited forecasts as to future financial performance over a three-year period coincident with the operations of its business and business planning, but the Company does not disclose such forecasts because, among other reasons, of the inherent uncertainty of the underlying assumptions and estimates. The Company’s management extended the period of such limited forecasts by preparing financial projections in April of 2014 for the Company’s fiscal years ending on March 31, 2014 through 2020 (referred to as the “Original Base Case Projections”) and shared such Original Base Case Projections with TE in connection with discussions concerning the possible transaction and TE’s due diligence of the Company. The Company also shared financial projections related specifically to the Company’s acquisition of Wema System AS (“Wema”) with TE (the “Wema Projections”).

As of June 14, 2014, the Original Base Case Projections were updated to incorporate, among other things, actual results for the fiscal year ended March 31, 2014 and the months ended April 30, 2014 and May 31, 2014, and management’s then current assessment of the Company’s future performance taking into account the financial performance from the Company’s acquisition of Wema (the “Updated Base Case Projections”). As of this time, the Company also prepared speculative “upside” projections of the Company’s potential financial performance related to a possible new commercial opportunity that had not yet resulted in a contract or any product sales (referred to as the “Upside Case Projections” and collectively with the Original Base Case Projections, the Wema Projections and the Updated Base Case Projections, referred to as the “Prospective Financial Information”). The Updated Base Case Projections were management’s best current estimate of future financial performance of the Company, but included significant execution and other risks. The Upside Case Projections were speculative estimates that assumed considerable success of a very contingent future commercial opportunity. The Company made the Prospective Financial Information available to (i) the Board in connection with its evaluation of potential strategic alternatives available to the Company and its evaluation of the merger and (ii) Barclays for purposes of its analysis described above in the section entitled “The Merger — Opinion of Financial Advisor” beginning on page 30 and the opinion delivered by Barclays to the Board.

The Company is not including the Prospective Financial Information in this proxy statement to influence a shareholder’s decision or for any other purpose, but is including such information to provide its shareholders access to certain non-public unaudited Prospective Financial Information that was made available to TE, the Board, and Barclays. The inclusion of the Prospective Financial Information in this proxy statement should not be regarded as an indication that the Company or any other recipient of the Prospective Financial Information considered, or now considers, it to be necessarily predictive of actual future results or indicative of guidance the Company would provide as a stand-alone company should the merger not be consummated.

The selected unaudited Prospective Financial Information was prepared for internal planning and evaluation purposes and was not prepared with a view toward public disclosure and is subjective in many respects. In addition, the selected unaudited Prospective Financial Information reflects numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, regulatory, litigation, market and financial conditions, as well as matters specific to the Company’s business, which matters are difficult to predict. For a description of some of these factors, shareholders are urged to review the Company’s most recent SEC filings (including the information under “Risk Factors” in the Company’s Form 10-K) as well as the section in this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Information” beginning on page 15. Many of the assumptions made in the preparation of the Prospective Financial Information are beyond the control of management, may not prove to be accurate, are not necessarily indicative of future performance and should not be regarded as a representation by the Company that such assumptions will be achieved. Accordingly, there is no assurance that the prospective results will be realized or that actual results will not vary, even materially, from this information.

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Since the selected unaudited Prospective Financial Information covers multiple years, such information by its nature becomes less predictive with each successive year. Neither the Company nor any of its representatives, officers or directors has made or makes any representation to any shareholder or other person regarding the Company’s ultimate performance compared to the results contained in the selected unaudited Prospective Financial Information or that the results therein will be achieved. The Company has made no representation to TE, in the merger agreement or otherwise, concerning this financial information or any other financial forecast. Readers of this proxy statement are cautioned not to place undue reliance on this information and should not consider the selected unaudited Prospective Financial Information as necessarily predictive of actual future operating results.

The Prospective Financial Information should be read together with the historical financial statements of the Company contained in our Form 10-K for the fiscal year ended March 31, 2014 (filed on June 3, 2014), which are incorporated by reference into this proxy statement. The Prospective Financial Information was not prepared with a view toward public disclosure and, accordingly, does not comply with published guidelines of the SEC, the Public Company Accounting and Oversight Board or the American Institute of Certified Public Accountants. Neither our independent registered public accounting firm nor any other independent accountant has compiled, examined or performed any procedures with respect to the Prospective Financial Information nor have they expressed any opinion or given any form of assurance on the Prospective Financial Information or its achievability and accordingly, assume no responsibility for, and disclaim any association with, the selected unaudited Prospective Financial Information. Furthermore, the selected unaudited Prospective Financial Information does not take into account any circumstances or events occurring after the date of its preparation.

The following tables present a summary of the Original Base Case Projections and Wema Projections as prepared by the Company’s management and provided to the Board, Barclays and TE:

Management’s Original Base Case Projections: ($ Amount in Millions except per share data)

FY ending Mar. 31st	2014	2015	2016	2017	2018	2019	2020

Revenue	$413	$443	$497	$557	$593	$638	$686
Gross Profit	$172	$191	$217	$247	$266	$289	$311
EBITA	$60	$68	$83	$102	$113	$126	$141
Profit Before Taxes	$48	$58	$74	$94	$106	$121	$136
Tax Accrual	$10	$14	$19	$24	$28	$31	$35
Net Income	$38	$43	$55	$69	$79	$89	$101
Company Shares outstanding	16.7	17.1	17.4	17.8	18.1	18.5	18.8
EPS	$2.26	$2.53	$3.13	$3.90	$4.34	$4.83	$5.35
EBITDA	$74	$84	$100	$121	$133	$147	$164
EBITDA (excluding F123 Expense)	$81	$93	$110	$132	$144	$160	$173

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Management’s Wema Projections: ($ Amount in Millions except per share data)

FY ending Mar. 31st	2014	2015	2016	2017	2018	2019	2020

Revenue	$109	$125	$143	$158	$166	$174	$183
Gross Profit	$26	$34	$42	$49	$51	$54	$57
EBITA	$2	$10	$23	$31	$33	$35	$37
Profit Before Taxes	$2	$3	$15	$24	$26	$29	$31
Tax Accrual	$0	$1	$4	$7	$7	$8	$8
Net Income	$2	$2	$11	$18	$19	$21	$23
EBITDA	$5	$13	$27	$35	$37	$39	$41
EBITDA (excluding F123 Expense)	$5	$12	$27	$35	$37	$39	$41
% Sales	4.3%	10.0%	19.0%	22.3%	22.4%	22.4%	22.5%

The following tables present a summary of the Updated Base Case Projections and the Upside Case Projections as prepared by the Company’s management and provided to the Board and Barclays:

Management’s Updated Base Case Projections: (as of June 14, 2014) ($ Amount in Millions except per share data)

FY ending Mar. 31st	2014	2015	2016	2017	2018	2019	2014-2019 CAGR

Revenue	$521	$549	$641	$716	$759	$813	9.3%
Adjusted EBITDA (excluding F123 Expense)	$86	$105	$137	$168	$182	$199	18.3%
EBITDA (including F123 Expense)	$79	$96	$127	$157	$171	$187	18.9%
Less: Depreciation and Amortization	$(23)	$(30)	$(34)	$(35)	$(35)	$(35)
EBIT	$54	$56	$93	$122	$136	$152
Tax effect (at a 26% rate)	(14)	(15)	(24)	(32)	(36)	(40)
Unlevered Net Income	$40	$41	$69	$90	$100	$112	23.2%
Plus: Depreciation and Amortization		$30	$34	$35	$35	$35
Less: Capex		(25)	(24)	(26)	(28)	(30)
Less: Increase in Working Capital		(46)	(11)	(14)	(8)	(11)
Unlevered Free Cash Flow		($0)	$67	$84	$100	$107

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Management’s Upside Case Projections: ($ Amount in Millions, except per share data)

FY ending Mar. 31st	2014	2015	2016	2017	2018	2019	2014-2019 CAGR

Revenue	$521	$557	$670	$750	$793	$847	10.2%
Adjusted EBITDA (excluding F123 Expense)	$86	$112	$152	$184	$199	$216	20.2%
EBITDA (including F123 Expense)	$79	$103	$141	$173	$187	$204	21.0%
Less: Depreciation and Amortization	$(23)	$(30)	$(34)	$(35)	$(35)	$(35)
EBIT	$54	$63	$108	$139	$152	$169
Tax effect (at a 26% rate)	(14)	(16)	(28)	(36)	(40)	(44)
Unlevered Net Income	$40	$46	$80	$102	$113	$124	25.7%
Plus: Depreciation and Amortization		$30	$34	$35	$35	$35
Less: Capex		(25)	(24)	(26)	(28)	(30)
Less: Increase in Working Capital		(48)	(16)	(16)	(8)	(11)
Unlevered Free Cash Flow		$3	$73	$95	$112	$119

The Prospective Financial Information reflect various estimates and assumptions made by the Company’s management, all of which are difficult to predict and many of which are beyond the Company’s control, including, among others, the following material estimates and assumptions made by management at the time it prepared such projections:

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Revenue: Base case revenue in fiscal 2015 was forecasted based on orders already in backlog, forecasts received from customers or discrete projections by management based on historical run rates and new programs being introduced in fiscal 2015. Projected revenue for fiscal 2016 through fiscal 2020 was based on product line annual growth expectations driven by continued traction on existing business and expanded new business based on new product introductions. Upside case revenue projections assume the financial benefit related to a possible new commercial opportunity that had not yet resulted in a contract or any product sales.

Adjusted EBITDA. Adjusted EBITDA in fiscal 2015 and beyond was forecasted based on improvements in margin from:

•	Revenue expansion and associated margin expansion from leveraging fixed manufacturing overhead and SG&A expenses;
•	Improvements in contribution and gross margin due to:
o	improved sales mix (lower Sensata sales year over year, which carry lower contribution margin relative to other product line averages);
o	higher margins due to facility consolidation efforts and transfer of production from higher cost facilities to lower cost facilities; and
o	execution on contribution margin initiatives, including but not limited to, improvements in production yield and lower scrap expenses.

Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction losses, non-cash equity based compensation, professional fees related to acquisitions, certain restructuring and overlapping costs related to site consolidation, and deducting foreign currency gains to the Company’s Net Income. EBITDA reflects Adjusted EBITDA, but excludes the add-back of non-cash equity based compensation.

Earnings Before Interest and Taxes (EBIT); Earnings Before Taxes (EBT); Earnings Before Interest, Taxes and Amortization (EBITA)). EBIT, EBT and EBITA forecast for fiscal 2015 and beyond was based on improved gross margin and forecast of operating expenses at historical run rates, increased by inflationary effects, incentive compensation and other variable costs associated with additional volume. For purposes of the financial forecasts described above, EBIT is calculated as net earnings before interest and taxes, EBT is calculated as net earnings before taxes, and EBITA is calculated as net earnings before interest, taxes and amortization.

Net Income. Net Income reflects all forecast assumptions noted to derive Adjusted EBITDA, but takes into consideration discrete projections for interest expense, amortization expense and income tax expense.

Unlevered Free Cash Flow. The forecast of unlevered free cash flow for fiscal 2015 was based upon working capital metrics and capital expenditures based on historical levels. Fiscal 2015 capital expenditures also include discrete projections for the completion of the Chengdu, China and Andover, MN Greenfield facilities. Free cash flow beyond fiscal 2015 was based on maintaining similar working capital metrics and capital expenditures at approximately 24% and 4% of revenues, respectively. For purposes of the financial forecasts described above, unlevered free cash flow is calculated as EBIT less taxes and capital expenditures, plus depreciation, amortization and share-based compensation, plus or minus change in working capital for the applicable period.

EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS, THE COMPANY DOES NOT INTEND TO UPDATE, OR OTHERWISE REVISE THE SELECTED UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN PREPARED OR TO REFLECT THE OCCURRENCE OF INTERVENING OR FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. Holders (as defined below) who receive cash for their shares of Company common stock in the merger. For purposes of this discussion, we use the term “U.S. Holder” to mean a beneficial owner of shares of Company common stock that is, for U.S. federal income tax purposes:

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•	a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•	a trust; or
•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Company common stock, the tax treatment of a partner generally will depend on the status of the partners and the activities of the partnership. A partner in a partnership holding Company common stock should consult its tax advisor.

Due to the individual nature of tax consequences, each shareholder is urged to consult the shareholder’s tax advisor as to the specific tax consequences to the shareholder of the exchange of shares of Company common stock for cash in the merger, including the effects of applicable state, local, foreign and other tax laws. The following discussion applies only if a shareholder holds the shareholder’s shares of Company common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based on current law, which is subject to change, possibly with retroactive effect. This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to shareholders of the Company in light of their particular circumstances and does not apply to holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers in securities, commodities or foreign currency, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, banks and certain other financial institutions, tax-exempt organizations, U.S. expatriates, shareholders that are pass-through entities or the investors in such pass-through entities, regulated investment companies, real estate investment trusts, shareholders whose “functional currency” is not the U.S. dollar, investors liable for the alternative minimum tax, persons who hold shares as part of a hedge, straddle, constructive sale or conversion transaction, persons who acquired their shares of Company common stock through the exercise of employee stock options or otherwise as compensation. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax or any state, local or foreign tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to U.S. federal income tax.

A U.S. Holder’s receipt of cash for shares of Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash for such U.S. Holder’s shares of Company common stock in the merger will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger and the U.S. Holder’s adjusted tax basis in the U.S. Holder’s shares of Company common stock. Gain or loss will be determined separately for each block of shares of Company common stock (i.e., shares of Company common stock acquired for the same cost in a single transaction). Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Company common stock is more than one year as of the date of the merger. Long-term capital gains of individual U.S. Holders generally are subject to U.S. federal income tax at preferential rates. The deduction of capital losses is subject to limitations.

Cash proceeds received pursuant to the merger generally are subject to information reporting, and may be subject to backup withholding at the applicable statutory rate (currently 28%) if the U.S. Holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding generally will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the Internal Revenue Service.

This summary of the material U.S. federal income tax consequences of the merger is for general information only and is not tax advice. Holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

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Regulatory Approvals

The transactions contemplated by the merger agreement require the clearance, consent or approval of antitrust authorities in the United States, Germany and Austria, the Committee on Foreign Investment in the United States (“CFIUS”), the French Ministry for Economy and Finance (“MINEFI”) and the U.S. Department of State’s Directorate of Defense Trade Controls (“DDTC”).

United States Antitrust Approval

Under the HSR Act and the rules and regulations promulgated thereunder by the Federal Trade Commission (referred to as the “FTC”), certain transactions, including the merger, may not be consummated unless certain waiting period requirements have expired or been terminated. Pursuant to the requirements of the HSR Act, the required Notification and Report Forms with respect to the merger have been filed with the United States Department of Justice, Antitrust Division (referred to as the “Antitrust Division”) and the FTC. Pursuant to the requirements of the HSR Act, the Merger may be closed following the expiration of a 30-calendar day waiting period (if the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day) following such filings with the Antitrust Division and the FTC unless the federal government terminates the waiting period early or issues a request for additional information and documentary material. The 30-calendar day waiting period commenced on June 27, 2014 and will expire at 11:59 P.M., New York City time, on July 28, 2014, unless earlier terminated or extended by a request for additional information and documentary material as discussed below.

If, within the initial 30-day waiting period, either the Antitrust Division or the FTC requests additional information and documentary material concerning the merger, the waiting period will be extended and will expire at 11:59 P.M., New York City time, on the thirtieth calendar day after the date of substantial compliance with that request. If the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day. After that time, the Company and TE may close the merger, unless the Company and TE agree with the Antitrust Division or the FTC to delay closing the merger or the Antitrust Division or the FTC obtains a court order staying the merger. In practice, complying with a request for additional information or documentary material can take a significant amount of time. In addition, if the Antitrust Division or the FTC raise substantive issues in connection with a proposed merger, the parties will engage in negotiations with the relevant governmental agency concerning possible means of addressing those issues and may agree to delay completion of the merger while those negotiations continue.

Private parties (including individual states) may also bring legal actions under the antitrust laws. The Company and TE do not believe that the closing of the merger will result in a violation of any applicable antitrust laws. However, there can be no assurance that a challenge to the merger on antitrust grounds will not be made, or if such a challenge is made, what the result will be.

Austrian Antitrust Approval

Under the provisions of the Austrian Cartel Act 2005 (“ACA”), the merger may only be completed in Phase I if the Federal Competition Authority (“FCA”) and the Federal Cartel Prosecutor (“FCP”) waive their right to request an in-depth review or if the four-week standstill period lapses without the FCA and FCP requesting an in-depth review (Phase II) before the Cartel Court. The four-week standstill period was triggered by the submission of the merger control filing on June 27, 2014 and thus, absent a request for Phase II review, will end on July 25, 2014. If the waiting period ends on July 25, 2014, the clearance certificate will be issued on the next working day, i.e. July 28, 2014. The initiation of a Phase II investigation extends the review period for further five months. After the Phase II review period, the Cartel Court may prohibit the transaction if the consummation of the transaction absent proposed remedies and corresponding obligations would lead to the creation or strengthening of a dominant position.

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German Antitrust Approval

Under applicable German law, the merger may only be completed if it is approved by the German Federal Cartel Office. The parties filed a notification with the German Federal Cartel Office (“FCO”) on June 26, 2014. The statutory Phase I review period ends on July 28, 2014. Where the FCO is able to ascertain during the Phase I review period that the notified transaction does not raise substantive competition concerns in Germany, it issues an informal clearance letter, sometimes before final expiry of the period. The FCO may conduct an in-depth Phase II review that extends the review period to a total of four months (i.e., until October 27, 2014). After a Phase II review, the FCO may prohibit the transaction if the consummation of the transaction absent proposed conditions and/or obligations would lead to a significant impediment of effective competition, in particular due to the creation or strengthening of a dominant market position.

CFIUS Clearance

Pursuant to Section 721 of Title VII of the Defense Production Act of 1950, as amended, 50 U.S.C. app. § 2170 et seq. (“Section 721”), and 31 C.F.R. Part 800, the CFIUS may conduct a national-security review or investigation of a transaction by or with a foreign person that could result in control of any person engaged in interstate commerce in the United States.

Section 721 does not require the parties to a transaction to submit a joint notice to the CFIUS in order to initiate a review, but Section 721 encourages parties to do so. Absent clearance by the CFIUS, the President retains the statutory authority to suspend a transaction that has not yet been consummated and to prohibit a transaction that has been consummated, thereby triggering a divestment. The CFIUS may also unilaterally review of a transaction, should it wish to review a transaction that the parties have declined to notify voluntarily. Section 721 establishes strict timeframes, with an initial 30-day review period. If a transaction would present national security considerations that cannot be mitigated within the initial 30-day review period or that could result in control of an existing U.S. business by a foreign government, the CFIUS must conduct a further 45-day investigation of the transaction. At the end of the investigation, the CFIUS may refer a transaction to the President for action within a subsequent 15-day period. At any stage, the CFIUS may propose a mitigation agreement with conditions to address national security concerns. In total, the process should not take more than 90 days, although in extraordinary circumstances, the parties may withdraw a joint notice and resubmit it in order to provide the CFIUS with additional time to negotiate a mitigation agreement. The CFIUS may also reject a filing or restart the clock in the event that the parties do not provide timely responses to CFIUS information requests during a review or investigation.

TE and the Company have decided that it is in their mutual best interest to submit a joint voluntary notice to the CFIUS and obtain CFIUS clearance for the transaction. As is standard practice, and to maximize the chances of a review without a subsequent 45-day investigation, TE and the Company “pre-filed” a draft notice with the CFIUS staff on July 1, 2014, and expect to file the formal notice in mid-July 2014. TE and the Company do not believe that the transactions contemplated by the merger present national security considerations requiring mitigation. Nevertheless, the Company cannot provide assurances that there will not be an issue in the CFIUS process, that the parties will avoid an investigation, or that the CFIUS will clear the transaction without mitigation or conditions.

DDTC Advance Notice

Pursuant to the Arms Export Control Act, 22 U.S.C. Chapter 39, and the International Traffic in Arms Regulations (“ITAR”), 22 C.F.R. Parts 120-29, the DDTC requires manufacturers of defense articles and providers of defense services and related technical data to register with DDTC, regardless of whether or not they export such articles, services, or technical data. ITAR Section 122.4(b) requires that a registrant notify DDTC at least 60 days prior to the consummation of any transaction that would result in “the sale or transfer to a foreign person of ownership or control” of a registrant. The ITAR does not provide for DDTC to grant consent for a transaction that would result in foreign ownership or control, although DDTC retains the right to invalidate a registration or revoke licenses issued or manufacturing license agreements or technical assistance agreements approved thereunder. As the U.S. Department of State is also a CFIUS member agency, it could also raise any issues or concerns about a transaction in the CFIUS process.

The Company is currently registered with DDTC as a manufacturer of defense articles. TE and the Company notified DDTC of the transaction on July 1, 2014, and the prior notice period will therefore expire on August 30, 2014, absent a waiver of that period by the DDTC. TE and the Company are not aware of any circumstances that would lead DDTC to invalidate the Company’s registration, revoke licenses or agreements issued thereunder, or seek redress in the CFIUS process. Nevertheless, the Company cannot provide assurances that there will not be an issue in the DDTC review.

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MINEFI Approval

Under the French Monetary and Financial Code, foreign investments in France in certain defined strategic sectors are subject to the prior authorization of the French Ministry for Economy and Finance. Such strategic sectors include activities pertaining to public safety and national defense interests and the research, production and trade of arms and war equipment, including components of arms and war equipment.

Due to the military activities of the French subsidiary of the Company, MEAS France S.A.S., the merger cannot be consummated unless (i) the French Ministry for Economy and Finance has approved the indirect acquisition of the Company, and therefore, MEAS France S.A.S., by TE or (ii) the French Ministry for Economy and Finance's approval is deemed granted following the expiration of a 2-month review period following a complete filing. The required filing with respect to the merger was made by TE on July 2, 2014 with the French Ministry for Economy and Finance, Direction Générale du Trésor. However, the French Ministry for Economy and Finance may determine at any time that the filing made by TE was not complete and, therefore, that the 2-month review period has not started. The French Ministry for Economy and Finance may either deny approval, or grant approval without any conditions, or grant approval with a number of conditions attached, if such conditions are likely to preserve the national interest.

See “The Merger Agreement — Conditions to the Merger” beginning on page 68 for additional information.

Litigation Related to the Merger

On or around July 1, 2014, a putative class action complaint was filed by a purported shareholder of the Company in the Chancery Division of the Superior Court of New Jersey for Essex County against the Company, its directors, TE and Merger Sub. The action is captioned Gerald Ridley v. Measurement Specialties, Inc., No. C-129-14. The complaint alleges that the members of the Company’s board of directors breached their fiduciary duties to the Company’s shareholders in connection with the merger and that the Company, TE, and Merger Sub aided and abetted such breaches. In support of these claims, the complaint alleges, among other things, that the merger is the result of an inadequate sales process, that the price to be paid in the merger transaction is inadequate, and that the merger agreement includes deal-protection provisions that preclude a potential topping bid and unduly favor TE. The complaint requests that the Court enjoin the merger, or, in the event it is consummated, the Court rescind it or grant rescissory damages. The defendants believe the action is without merit and intend to defend themselves vigorously.

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THE MERGER AGREEMENT

The following is a summary of the material terms and conditions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. This summary, and information regarding the merger agreement elsewhere in this proxy statement, is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached to this proxy statement as Annex A, and which is incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.

Explanatory Note Regarding the Merger Agreement

The following summary of the merger agreement, a copy of which is attached hereto as Annex A, is intended to provide information regarding the terms of the merger agreement and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the merger agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule delivered in connection with the signing of the merger agreement. The disclosure schedule contains information that has been included in the Company’s general prior public disclosures, as well as potential additional non-public information. While the Company does not believe that the disclosure schedule contains information required to be publicly disclosed under the securities laws other than information that has already been so disclosed, the disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations, warranties and conduct of business covenants set forth in the merger agreement. Moreover, certain representations and warranties in the merger agreement were made as of a specified date, may be subject to a contractual standard of materiality or material adverse effect different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and TE and Merger Sub, on the other hand, instead of establishing these matters as facts. Accordingly, the representations and warranties of the Company contained in the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and reports, statements and filings that the Company publicly files with the SEC from time to time. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional information about the Company may be found elsewhere in this proxy statement and the Company’s other public filings. See "Where You Can Find More Information," beginning on page 75 of this proxy statement.

Structure of the Merger

The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the General Corporation Law of the State of Delaware (referred to as the “DGCL”) and the New Jersey Business Corporation Act (referred to as the “NJBCA”), at the effective time of the merger, Merger Sub will be merged with and into the Company, and, as a result of the merger, the separate corporate existence of Merger Sub will cease. The Company will continue its corporate existence under the NJBCA as the Surviving Corporation and become an indirect wholly owned subsidiary of TE.

The closing of the merger will occur no later than the second business day after all of the conditions set forth in the merger agreement and described under “The Merger Agreement — Conditions to the Merger” are satisfied or waived, or on such other date as agreed to by the parties. The merger will become effective when certificates of merger and any other filings required by applicable law have been duly filed with the Delaware Secretary of State and the Department of Treasury of the State of New Jersey or at a later time as may be specified in the certificates of merger.

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Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

At the effective time of the merger, TE will become the sole owner of the Company and its business. Therefore, current shareholders of the Company will cease to have direct or indirect ownership interests in the Company or rights as shareholders of the Company, will not participate in any future earnings or growth of the Company, will not benefit from any appreciation in value of the Company and will not bear the future risks of the Company’s operations.

Following completion of the merger, Company common stock will be delisted from the NASDAQ and deregistered under the Exchange Act. As a result, the Company will be a privately held corporation, and there will be no public market for shares of Company common stock. This will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with shareholders’ meetings and the filing of periodic reports with the SEC on account of shares of Company common stock, no longer applicable to the Company.

At the effective time of the merger, the certificate of incorporation of the Company will be amended and restated as set forth in Annex I to the merger agreement, and, as so amended and restated, will be the amended and restated certificate of incorporation of the Surviving Corporation. The bylaws of Merger Sub immediately prior to the effective time of the merger will be the bylaws of the Surviving Corporation.

The directors of Merger Sub immediately prior to the effective time of the merger will be the directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the effective time of the merger will be the initial officers of the Surviving Corporation, each to hold office in accordance with and subject to the certificate of incorporation and bylaws of the Surviving Corporation.

The Merger Consideration; Conversion of Company Common Stock

At the effective time of the merger, by virtue of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $86.00 in cash, without interest, except that:

•	each share of Company common stock held by the Company as treasury stock or owned by TE or Merger Sub immediately prior to the effective time of the merger shall be canceled, and no payment shall be made with respect thereto; and
•	each share of Company common stock held by any subsidiary of either the Company or TE (other than Merger Sub) immediately prior to the effective time of the merger shall be converted into such number of shares of stock of the Surviving Corporation such that each such subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the effective time of the merger as such subsidiary owned in the Company immediately prior to the effective time of the merger.

The merger agreement prohibits the Company from effecting any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock redistribution with a record date during the period between the date of the merger agreement and the effective time of the merger. If, during such period, the outstanding shares of Company common stock (or securities convertible or exchangeable into, or exercisable for, Company common stock) are nevertheless changed into a different number of shares or a different class by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares of Company common stock, or stock dividend thereon with a record date during such period or otherwise (excluding any change that results from the issuance of certain shares of Company common stock permitted by the merger agreement), the merger consideration and any other amounts payable pursuant to the merger agreement will be appropriately adjusted to reflect such change.

Each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock of the Surviving Corporation and, subject to certain agreed upon exceptions, will constitute the only outstanding shares of capital stock of the Surviving Corporation.

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Payment Procedures

TE will make cash available to the paying agent for the merger at the times and in the amounts necessary for the paying agent to make the payments to the holders of shares of Company common stock that are contemplated by the merger agreement. Each holder of shares of Company common stock that are converted into the right to receive the per share merger consideration will be entitled to receive the per share merger consideration upon receipt by the paying agent of (i) a certificate representing shares of Company common stock together with a properly completed letter of transmittal, or (ii) an “agent’s message,” for book-entry transfer of uncertificated shares of Company common stock. Until so surrendered or transferred, each such certificate or uncertificated share will represent after the effective time of the merger for all purposes only the right to receive the per share merger consideration. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such shares.

Treatment of Options, Restricted Share Units and Other Equity-Based Awards

The directors, executive officers and certain employees of the Company hold equity awards with respect to Company common stock, including stock options and restricted share units (“RSUs”), that, pursuant to the terms of the applicable award agreements as in effect on the date of the merger agreement, will be either vested or unvested at the effective time of the merger, as follows:

•	certain of the awards either will have already vested prior to the effective time of the merger or will not yet have vested prior to the effective time of the merger but the vesting of such awards will fully accelerate at such time (such awards are referred to as “vested” awards); and
•	the remaining awards will not yet have vested prior to the effective time of the merger and the vesting of such awards will not accelerate at such time (such awards are referred to as “unvested” awards).

Vested Stock Options and Restricted Share Units

Each option to acquire Company common stock that is outstanding, vested and exercisable as of the effective time of the merger will be canceled and, at or promptly after the effective time of the merger, the Company will pay each holder of any such canceled vested option an amount in cash determined by multiplying (i) the excess, if any, of the merger consideration of $86.00 per share of Company common stock over the applicable exercise price of such canceled vested option by (ii) the number of shares of Company common stock such holder could have purchased had such holder exercised such vested option in full immediately prior to the effective time of the merger.

Each award of RSUs that is outstanding immediately prior to the effective time of the merger and that is vested as of the effective time of the merger will automatically convert into the right to receive, at or promptly after the effective time of the merger, an amount in cash equal to the product of (i) the merger consideration of $86.00 per share of Company common stock multiplied by (ii) the total number of shares of Company common stock subject to such vested RSUs.

Unvested Stock Options and Restricted Share Units

Each option to acquire Company common stock that is outstanding but not vested or exercisable as of the effective time of the merger will be canceled in exchange for the opportunity to receive an aggregate amount in cash determined by multiplying (i) the excess, if any, of the merger consideration of $86.00 per share of Company common stock over the applicable exercise price of such unvested option by (ii) the number of shares of Company common stock such holder could have purchased had such holder exercised such unvested option (assuming it was fully exercisable) in full immediately prior to the effective time of the merger.

Each award of RSUs that is outstanding immediately prior to the effective time of the merger and that is not vested will be canceled in exchange for the opportunity to receive an aggregate amount in cash equal to the product of (i) the merger consideration of $86.00 per share of Company common stock multiplied by (ii) the total number of shares of Company common stock subject to such unvested RSUs.

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The cash amount for each unvested option or RSU award will be payable to the applicable holder on or within 30 days after the date(s) on which the portion of such award was scheduled to become vested pursuant to the terms of the applicable award agreement as in effect as of the date of the merger agreement, subject to the applicable holder’s continued employment with the Company or any of its affiliates until such award becomes vested. However, if at any time prior to the final scheduled vesting date of such award the employment of such holder is terminated by the Company or any of its affiliates without “cause” (as defined in the merger agreement), the remaining unpaid cash amount will be paid to such holder within 30 days after such termination. If the employment of such holder terminates for any other reason prior to such final scheduled vesting date, any unpaid portion of such amount will be forfeited.

Employee Stock Purchase Plan

Under the Company’s Amended and Restated 2006 Employee Stock Purchase Plan (referred to as the “ESPP”), participants are permitted to purchase shares of common stock at a discount on certain dates using accumulated payroll deductions. Executive officers of the Company are eligible to participate in the ESPP. Pursuant to the merger agreement, the Company has agreed to limit participation in the ESPP to those employees who were participants as of the date of the merger agreement and prohibit any increase in the rate of payroll deductions or purchase elections by participants in the ESPP after that date. The ESPP will be terminated on the tenth business day prior to the effective time of the merger, with such termination date being the last day of the offering period under the ESPP and the date on which participants will be deemed to exercise their right to purchase shares (to the extent such date is prior to the date on which such offering period would otherwise expire). All amounts allocated to each participant’s account under the ESPP at the end of such offering period will be used to purchase whole shares of Company common stock at the applicable price under the ESPP for such offering period. Any shares of Company common stock purchased through the ESPP will receive the same $86.00 per share in the merger as all other shares of Company common stock.

For more information about the treatment of equity awards in the merger, see “The Merger — Interests of Company Directors and Executive Officers in the Merger” beginning on page 39.

Shareholders’ Meeting

The Company has agreed that it will (i) as promptly as reasonably practicable (and in any event within 15 business days) following the date of the merger agreement, prepare and file the proxy statement with the SEC, (ii) use its reasonable best efforts to cause the proxy statement to be cleared by the SEC as soon as reasonably practicable after the date of the merger agreement and to be mailed to its shareholders as promptly as practicable thereafter, (iii) cause a meeting of its shareholders to be duly called and held as soon as reasonably practicable after the SEC or its staff advises that it has no further comments on the proxy statement or that the Company may commence mailing of the proxy statement for the purpose of voting on the approval and adoption of the merger agreement and the merger, and (iv) comply with all applicable laws with respect to such meeting and the solicitation of proxies in connection therewith.

Representations and Warranties

In the merger agreement, the Company has made customary representations and warranties to TE and Merger Sub with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of the Company and its subsidiaries;
•	the required vote by the shareholders of the Company;
•	its authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against the Company;
•	the consents, filings and approvals of governmental entities required in connection with the transactions contemplated by the merger agreement;

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•	the absence of conflicts with, violations of, or creation of defaults under the Company’s governing documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the transactions contemplated thereby;
•	the absence of any obligations that would create or impose any liens on the Company’s assets as a result of entering into the merger agreement and the consummation of the transactions contemplated thereby;
•	its capitalization, including the number of shares of capital stock issued and outstanding and the number of shares of Company common stock underlying outstanding options and other stock-based awards;
•	the ownership of its subsidiaries;
•	the absence of any rights to acquire any capital stock or other voting securities of the Company or any of its subsidiaries;
•	its SEC filings since March 31, 2011, including the financial statements contained therein;
•	its internal controls and compliance with the Sarbanes-Oxley Act;
•	the conformity of its financial statements with applicable accounting requirements and that its financial statements fairly present, in all material respects, the consolidated financial position of the Company;
•	the accuracy of the information supplied by the Company in this proxy statement;
•	since March 31, 2014, the conduct of the business of the Company and the absence of events, occurrences, developments, state of circumstances, or facts that have had or would reasonably be expected to have, individually or in the aggregate, a Company material adverse effect;
•	the absence of undisclosed liabilities;
•	compliance with laws, permits and court orders;
•	compliance with the Foreign Corrupt Practices Act, The Bribery Act of 2010 of the United Kingdom, and other anticorruption and anti-bribery laws;
•	the absence of certain litigation or investigations;
•	title to, or valid leasehold interests in, property and assets;
•	intellectual property matters;
•	tax matters;
•	employee benefit plans and labor and employment matters;
•	environmental matters;
•	matters with respect to the Company’s material contracts;
•	the absence of undisclosed brokers’ fees and expenses;
•	receipt by the Board of a fairness opinion from Barclays;
•	takeover laws and the absence of appraisal rights; and
•	insurance matters.

Many of the representations and warranties in the merger agreement made by the Company are qualified by a “materiality” or “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on the Company). Under the merger agreement, a material adverse effect with respect to the Company (referred to as a “Company material adverse effect”) means a material adverse effect on:

•	the financial condition, business, assets or results of operations of the Company and its subsidiaries, taken as a whole, excluding any such effect to the extent resulting from:
o	changes in the financial or securities markets or general economic or political conditions in the United States or any other country in which the Company and its subsidiaries, taken as a whole, conduct a substantial portion of their business;
o	changes (including changes in applicable law or generally accepted accounting principles) generally affecting the industry in which the Company and its subsidiaries operate;
o	acts of war, sabotage or terrorism or natural disasters;
o	the announcement or pendency of the transactions contemplated by this Agreement;
o	any decline in the market price or trading volume of the shares of Company common stock on Nasdaq;
o	any failure of the Company to meet any internal, external or public projections, forecasts, estimates of earnings or revenues; or

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o	any action by the Company made pursuant to the express terms of the merger agreement or otherwise upon the written direction of TE, except:
▪	in the case of the first three bullet points above, to the extent such changes or events have a disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a material adverse effect with respect to the Company); and
▪	the exceptions set forth in the fourth and fifth bullet points above will not prevent or otherwise affect a determination that any fact, change, event, occurrence or effect underlying or that contributed to such decline or failure has resulted in or contributed to a material adverse effect with respect to the Company; or
•	the Company’s ability to perform its obligations under, or consummate the transactions contemplated by, the merger agreement.

In the merger agreement, TE and Merger Sub have made customary representations and warranties to the Company with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of the TE and Merger Sub;
•	the capitalization of Merger Sub;
•	the authority of each of TE and Merger Sub to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of TE and Merger Sub;
•	the consents, filings and approvals of governmental entities required in connection with the transactions contemplated by the merger agreement;
•	the absence of conflicts with, violations of, or creation of liens or defaults under TE’s and Merger Sub’s governing documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the transactions contemplated thereby;
•	the accuracy of the information supplied by TE or any of its subsidiaries specifically for use in this proxy statement;
•	the absence of undisclosed brokers’ fees and expenses;
•	the absence of certain litigation;
•	ownership of Company common stock by TE or any of its subsidiaries including Merger Sub;
•	the sufficiency of funds to satisfy TE’s obligations under the merger agreement including payment of the aggregate consideration to be paid to holders of shares of Company common stock; and
•	the limitation of TE’s and Merger Sub’s representations and warranties to those expressly made by TE and Merger Sub in the merger agreement.

Certain representations and warranties in the merger agreement made by TE are qualified by a “materiality” or “material adverse effect” standard. Under the merger agreement, a material adverse effect with respect to TE means a material adverse effect on TE’s ability to perform its obligations under, or consummate the transactions contemplated by, the merger agreement.

The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger.

Conduct of Business by the Company Pending the Merger

From the date of the merger agreement until the effective time of the merger, except as expressly required by the merger agreement, as disclosed in the Company’s disclosure schedule, as required by applicable law or any applicable collective bargaining agreement made available to TE prior to the date of the merger agreement, or with the prior written consent of TE (which consent cannot be unreasonably withheld, delayed or conditioned), the Company has agreed to, and agreed to cause each of its subsidiaries to, use its commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice and to use its commercially reasonable efforts to preserve intact its present business organization, maintain in effect all of its permits required to carry on the business as currently conducted, keep available the services of its directors, officers, and key employees, maintain satisfactory relationships with its customers, lenders, suppliers and others having significant business relationships with it, and maintain existing insurance policies or materially comparable replacement policies. The Company has further agreed that except as expressly required by the merger agreement, as disclosed in the Company’s disclosure schedule, as required by applicable law, or with the prior written consent of TE (which consent, subject to certain exceptions, cannot be unreasonably withheld, delayed or conditioned), the Company will not, and will not permit any of its subsidiaries to, among other things and with certain exceptions:

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•	amend its organizational documents;
•	split, combine or reclassify any shares of its capital stock;
•	declare, set aside or pay any dividend or other distribution in respect of its capital stock;
•	redeem, repurchase or otherwise acquire any securities of the Company or of any subsidiary of the Company, or offer to do the same;
•	issue or otherwise deliver any securities of the Company or of any subsidiary of the Company, other than the issuance of (i) any shares of Company common stock upon the exercise of stock options or purchase rights under the ESPP, in each case that are outstanding on the date of the merger agreement, (ii) any shares of Company common stock upon the vesting of restricted stock units that are outstanding on the date of the merger agreement, and (iii) any securities of any subsidiary of the Company to the Company or any other wholly owned subsidiary of the Company;
•	amend any term of any securities of the Company or of any subsidiary of the Company;
•	incur any capital expenditures or any obligations or liabilities in respect thereof, except for any unbudgeted capital expenditures not to exceed $250,000 individually or $1,000,000 in the aggregate;
•	merge or consolidate with any other person;
•	acquire, directly or indirectly, any assets, interests or businesses, other than supplies or inventory in the ordinary course of business and as required by certain Company contracts;
•	adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring;
•	sell, lease, license or otherwise transfer, create any lien (other than certain permitted liens) on, or otherwise fail to maintain any of the Company’s or its subsidiaries’ assets, securities, interests or businesses, other than (i) sales of inventory or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales, leases, licenses or other dispositions of assets in the ordinary course of business consistent with past practice with a fair market value not in excess of $1,000,000 in the aggregate, and that are not otherwise material to the business of the Company or its subsidiaries as currently conducted or as proposed to be conducted, or (iii) contracts that are disclosed on specific sections of the Company’s disclosure schedule;
•	make any loans or investments in, any other Person, other than (i) loans or investments in, wholly owned subsidiaries of the Company, or (ii) advances to its employees in respect of business related expenses;
•	create or otherwise become liable with respect to any indebtedness for borrowed money or issue or sell any debt securities or other rights to acquire any debt securities of the Company or any of its subsidiaries, other than indebtedness for borrowed money (i) to finance working capital needs in the ordinary course of business in an aggregate amount not to exceed $2,500,000, and (ii) among the Company and its wholly owned subsidiaries, or among the Company’s wholly owned subsidiaries, in the ordinary course of business consistent with past practice;
•	enter into, modify in any material respect, or renew any material contract;
•	waive or fail to pursue any material rights or claims of the Company or any of its subsidiaries under any material contract;
•	voluntarily accelerate, terminate or cancel any material contract;
•	except as required by the terms of an employee plan of the Company as in effect on the date of the merger agreement, (i) grant any severance, retention or termination pay to, or enter into or amend any severance, retention, termination, employment, consulting, bonus, or change in control severance agreement with, any current or former service provider, (ii) increase the compensation or benefits provided to any current or former service provider (other than reasonable, market-based increases in base compensation in the ordinary course of business consistent with past practice for employees who are not “key employees” (i.e., employees whose annual base compensation is $150,000 or more or who have the title of Vice President or above); however, the Company may increase the base compensation of employees based on its annual merit cycle in an aggregate amount not to exceed $3,272,000 (subject to specified individual limits for certain key employees), (iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former service provider, (iv) establish, adopt, enter into or amend in any material respect any employee plan or collective bargaining agreement, (v) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit, to gross-up, indemnify or otherwise reimburse any current or former service provider for any tax incurred by such service provider, (vi) hire any employees who would be key employees except to fill a vacancy, or (vii) terminate the employment of any key employee other than for cause;

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•	change the Company’s methods of accounting, except as required by concurrent changes in generally accepted accounting principles or by securities laws as agreed to by the Company’s independent public accountants;
•	settle or satisfy, or offer to settle or satisfy (i) any shareholder litigation or dispute against the Company, any of its subsidiaries or any of their officers or directors, (ii) any proceeding (except immaterial matters in the ordinary course of business), or (iii) any other liabilities other than, with respect to (iii), the settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms as in effect on the date of the merger agreement, of claims, liabilities or obligations reserved against in the Company’s most recent financial statements (including the notes thereto) included in documents the Company has filed with the SEC (for amounts not in excess of such reserves) as of the date of the merger agreement, incurred since the date of such financial statements in the ordinary course of business consistent with past practice (other than the fees and expenses of Barclays and other transaction costs related to the merger agreement and the transactions contemplated thereunder), or in an amount less than $200,000 in the aggregate;
•	make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, amend any material tax return, claim any material tax refund, enter into any closing agreement relating to any material tax, settle or compromise any material tax claim, audit or assessment, surrender any right to claim a material tax refund, offset or other reduction in tax liability, or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;
•	knowingly take any action that would result in the closing conditions related to the truth and correctness of the Company’s representations and warranties and the performance of the Company’s obligations under the merger agreement not being satisfied as of the effective time of the merger; or
•	agree, resolve by action of the Board, or commit to do any of the foregoing.

No Solicitation; Other Offers

The Company has agreed that it will, and will cause its subsidiaries and its and their representatives to, cease immediately and terminate any and all existing activities, discussions or negotiations, if any, with any third party and their representatives conducted prior to the date of the merger agreement with respect to any acquisition proposal. The Company has also agreed that it will use its reasonable best efforts to cause any such third party and its representatives that executed a confidentiality agreement within the 24-month period prior to the date of the merger agreement and that is in possession of confidential information of the Company or any of its subsidiaries to return or destroy all such information as promptly as practicable.

In addition, the Company agreed that neither it nor any of its subsidiaries will, and will not authorize or permit any of its or their respective officers, directors, employees, investment bankers, attorneys or other representatives to, directly or indirectly:

•	solicit, initiate or knowingly take any action to facilitate or encourage the submission of any acquisition proposal (as defined below);
•	enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its subsidiaries to, knowingly assist, participate in, facilitate or encourage any effort by any third party that has made, is seeking to make or could be reasonably expected to make an acquisition proposal;
•	fail to make, withdraw or modify in a manner adverse to TE the Board recommendation (as defined below);

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•	recommend an acquisition proposal or knowingly take any action or make any statement inconsistent with the Board recommendation;
•	fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries;
•	approve any business combination under the New Jersey Shareholders’ Protection Act; or
•	enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an acquisition proposal.

Notwithstanding the restrictions described above, at any time prior to the receipt of the affirmative vote of the holders of a majority of the votes cast in connection with the merger at the Special Meeting, if the Board determines in good faith, after consultation with outside legal counsel, that the failure to take the following actions would be inconsistent with its fiduciary duties under the NJBCA, the Company, directly or indirectly through its representatives, may:

•	engage in negotiations or discussions with any third party and its representatives that, subject to the Company’s compliance with the above prohibitions, has made a bona fide, written acquisition proposal after the date of the merger agreement that the Board reasonably believes is or is reasonably likely to lead to a superior proposal; and
•	furnish to the third party that made the bona fide, written acquisition proposal non-public information relating to the Company or any of its subsidiaries pursuant to a confidentiality agreement with terms in all material respects no less favorable to the Company than those contained in the confidentiality agreement entered into by the Company and TE; provided that all such information, to the extent not previously provided or made available to TE, must also be provided or made available to TE prior to or substantially concurrently with the time it is provided or made available to such third party.

The Company is required to notify TE promptly (but in no event later than 48 hours) after the Company or any of its representatives receives any acquisition proposal, any meaningful indication that a third party is considering making an acquisition proposal, or any request for information relating to the Company or any of its subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its subsidiaries by any third party that has made, is seeking to make or could reasonably be expected to make an acquisition proposal. The Board is prohibited from engaging in negotiations or discussions with, or furnishing any non-public information relating to the Company or any of its subsidiaries to, any third party or their representatives unless the Company has delivered to TE a prior written notice advising TE that it intends to take such action.

The Company is required to keep TE reasonably informed, on a reasonably prompt and timely basis, of the status and material details of any acquisition proposal, indication or request, including by identifying the third party making, and the terms and conditions of, any acquisition proposal. Any material amendment to any acquisition proposal will be deemed to be a new acquisition proposal.

The term “acquisition proposal” means, other than the transactions contemplated by the merger agreement, any third party offer or proposal relating to (i) any acquisition or purchase, directly or indirectly, of 25% or more of the consolidated assets of the Company and its subsidiaries, (ii) any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 25% or more of any class of equity or voting securities of the Company, (iii) a sale or other disposition, directly or indirectly, of assets (including by way of merger, consolidation or sale of capital stock), liquidation, dissolution or other similar transaction involving the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute 25% or more of the consolidated assets of the Company, or (iv) a merger, consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction involving the Company or any of its subsidiaries as a result of which the current shareholders of the Company directly or indirectly beneficially own less than 75% of the successor’s capital stock.

The term “superior proposal” means a bona fide, unsolicited written acquisition proposal (replacing references to “25%” in the definition of acquisition proposal with “more than 50%”) on terms that the Board determines in good faith, after considering the advice of an outside financial advisor of nationally recognized reputation and outside legal counsel, and taking into account all the terms and conditions of the acquisition proposal is more favorable and provides greater value to the Company’s shareholders than is provided hereunder (taking into account any proposal by TE to amend the terms of the merger agreement), and which the Board determines is reasonably likely to be consummated in a timely manner and for which financing, if a cash transaction (whether in whole or in part), is then fully committed by reputable financing sources or reasonably determined to be available by the Board.

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Recommendation of the Board

Subject to the provisions of the merger agreement, the Board determined to recommend approval and adoption of the merger agreement by the shareholders of the Company (referred to as the “Board recommendation”) and agreed to include the Board recommendation in this proxy statement.

The Company has also agreed that the Board will not fail to make, withdraw or modify in a manner adverse to TE the Board recommendation, or recommend an acquisition proposal or knowingly take any action or make any statement inconsistent with the Board recommendation (referred to as an “adverse recommendation change”). However, notwithstanding the foregoing, at any time prior to the receipt of the affirmative vote of the holders of a majority of the votes cast in connection with the merger at the Special Meeting, and after complying with the obligations described in the following paragraph, the Board may make an adverse recommendation change if (i) an intervening event (defined below) has occurred or (ii) in response to a superior proposal, in each case if the Board determines in good faith, after consultation with outside legal counsel, that the failure to take the actions below would be inconsistent with its fiduciary duties under the NJBCA.

The Board cannot make an adverse recommendation change unless:

•	if the Board has determined that an acquisition proposal constitutes a superior proposal or upon the occurrence or an intervening event, the Company promptly provides written notice to TE at least five business days (or two business days, in the case of an amended, supplemented or modified acquisition proposal) before taking such action of its intention to do so, including a description of (i) the material terms of such acquisition proposal, the most current version of the proposed agreement under which such acquisition proposal is proposed to be consummated, and the identity of the third party making the acquisition proposal, or (ii) the intervening event, as applicable; and

•	five business days (or two business days, as applicable) has passed after TE received the above notice and TE has not made a written proposal to amend the terms of the merger agreement to cause the intervening event to no longer form a valid basis for the Board to effect an adverse recommendation change or to be at least as favorable to the shareholders of the Company as such acquisition proposal, as applicable.

In the case of any action to be taken relating to an acquisition proposal, any amendment to the financial terms or other material terms of such acquisition proposal requires a new written notification from the Company and any material change to an intervening event will be a new intervening event and result in a new notice period. During the notice period, the Company and its representatives must negotiate in good faith with TE and its representatives regarding any revisions proposed by TE to the terms of the merger agreement.

The merger agreement does not prevent the Board from complying with Rule 14e-2(a) under the Exchange Act with regard to an acquisition proposal so long as any action taken or statement made to so comply is consistent with the provisions described above. However, any such action taken or statement made that relates to an acquisition proposal will be deemed to be an adverse recommendation change unless the Board reaffirms the Board recommendation in such statement or in connection with such action. Any factually accurate public statement by the Company that merely describes the Company’s receipt of an acquisition proposal and the operation of the merger agreement with respect thereto and contains a “stop, look and listen” communication (including pursuant to Rule 14d-9(f) promulgated under the Exchange Act) shall not constitute an adverse recommendation change. In addition, the engagement in discussion and negotiation or furnishing of information in accordance with the provisions of the merger agreement will not, in themselves, constitute an adverse recommendation change.

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The term “intervening event” means a material event, fact, circumstance or development relating to the Company or its subsidiaries, unknown and not reasonably foreseeable as of the date of the merger agreement, which arises after the date of the merger agreement and becomes known by the Board prior to receipt of the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. However, none of the following events or circumstances will be deemed to either constitute or contribute to an intervening event: (i) the receipt of any acquisition proposal, any inquiry related thereto or any event or development in connection therewith, (ii) any event, fact, circumstance or development to the extent not having a disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its subsidiaries operate, (iii) any actual or potential acquisition, divestiture or other business combination transaction, or other partnership or strategic alliance, involving the Company or any of its subsidiaries, (iv) actions taken by either party in order to satisfy or waive specific closing conditions in accordance with the terms and conditions of the merger agreement or the receipt of any consent or approval from any governmental authority, (v) any increase in the market price or trading volume of the shares of Company common stock on NASDAQ, (vi) the fact that the Company meets or exceeds any internal, external or public projections, forecasts, estimates of earnings or revenues, (vii) any event, fact, circumstance or development relating to Parent or any of its subsidiaries, (viii) any consequence of the foregoing. The exceptions described in clauses (v) and (vi) above will not prevent or otherwise affect a determination that a material event, fact, circumstance or development underlying or that contributed to such increase has resulted in or contributed to an intervening event.

Indemnification and Insurance

For a period of six years from the effective time of the merger, the certificate of incorporation and bylaws of the Surviving Corporation will, subject to any limitation imposed under applicable law, contain provisions regarding elimination of liability, indemnification and advancement of expenses for acts or omissions occurring at or prior to the effective time of the merger in favor of the present and former officers and directors of the Company that are no less advantageous to such persons than the corresponding provisions in existence on the date of the merger agreement.

For a period of six years after the effective time of the merger (and until the final resolution of any matter for which indemnification is first sought prior to the end of such period), the present and former officers and directors of the Company will be indemnified and held harmless against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, penalties, losses, claims, damages or liabilities, including amounts paid in settlement or compromise incurred in connection with any proceeding arising out of or pertaining to matters relating to such present and former officers’ and directors’ service as a director or officer of the Company existing or occurring at or prior to the effective date of the merger, whether asserted or claimed prior to, at or after the effective date of the merger, to the fullest extent permitted under applicable law. TE or the Surviving Corporation is required to advance such expenses as incurred to the fullest extent permitted under applicable law as long as the officers and directors to whom expenses are advanced agree to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

For a period of six years from the effective time of the merger, the Company’s directors’ and officers’ insurance will continue to be maintained in effect with terms, conditions, retentions and limits of liability that are at least as favorable as those in effect as of the date of the merger agreement. Alternatively, the Surviving Corporation can purchase comparable directors’ and officers’ insurance for such six year period or cause the Company to obtain, on or prior to the closing date of the merger, a prepaid (or “tail”) directors’ and officers’ liability insurance policy at TE’s expense, in each case with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the directors’ and officers’ insurance in effect as of the date of the merger agreement (subject to a limit on the amount of the annual premium).

Employee Benefits and Service Credit

Parent has agreed that until (i) December 31, 2015 for employees of the Company located in the United States, and (ii) December 31, 2014 for employees of the Company located outside of the United States, it will provide such employees that continue employment with the Surviving Corporation or any of its affiliates a level of base compensation and employee benefits (excluding cash incentive or equity or equity-based compensation) that is substantially similar in the aggregate to the level of base compensation and employee benefits (excluding cash incentive or equity or equity-based compensation) provided to such employees immediately prior to the effective time of the merger. Nothing in the merger agreement creates any obligation on the part of TE or the Surviving Corporation or any of its affiliates to employ or engage any director, officer, employee or individual independent contractor of the Company for any period following the effective time of the merger.

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Following the effective time of the merger, TE will provide the employees of the Company that continue employment with the Surviving Corporation or any of its affiliates full credit for prior service with the Company for purposes of vesting and eligibility to participate in employee benefit plans maintained by TE for which such employees are otherwise eligible to participate (but such service credit will not be provided for benefit accrual purposes, except for vacation and severance and employer contributions under 401(k) savings plans, as applicable, except, in the case of any employee outside of the United States to the extent that such service credit is required by applicable law or an applicable collective bargaining agreement). However, such credit must not result in any duplication of benefits for the same period of service. In addition, TE has agreed to use commercially reasonable efforts to (i) waive any limitations on benefits relating to preexisting conditions to the same extent such limitations are waived under any comparable plan of the Company, and (ii) recognize for purposes of annual deductible and out-of-pocket limits under its medical and dental plans, deductible and out-of-pocket expenses paid by employees of the Company that continue employment with the Surviving Corporation or any of its affiliates in the calendar year in which the effective time of the merger occurs.

The Company has agreed to take all actions necessary to cause each employee plan of the Company that provides for annual cash bonuses for the performance period that is scheduled to end on March 31, 2015 to provide instead that (i) contingent on the occurrence of the closing of the merger, such performance period will end on the later of September 30, 2014 and the date of the closing of the merger, and (ii) as soon as practicable following the later of September 30, 2014 and the effective time of the merger, TE will pay to each employee of the Company who continues employment with the Surviving Corporation a cash bonus for such shortened performance period. The aggregate amount of the cash bonuses payable to all such continuing employees for such shortened performance period will equal the sum of (x) the product of $375,000 multiplied by the number of months during the period beginning on April 1, 2014 and ending on September 30, 2014 (or, if earlier, the date of the closing of the merger) (prorated for any partial month based on the number of calendar days in such partial month that occur during such period), plus (y) $458,333 multiplied by the number of months, if any, during the period beginning on October 1, 2014 and ending on the date of the closing of the merger (prorated for any partial month based on the number of calendar days in such partial month that occur during such period). TE will allocate such aggregate bonus amount among the continuing employees in accordance with the terms of the Company’s applicable bonus plans as in effect on the date of the merger agreement. The foregoing will apply in the case of employees located outside of the United States only to the extent allowable by applicable law or an applicable collective bargaining agreement.

Reasonable Best Efforts

Subject to the terms and conditions of the merger agreement, the Company and TE agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the merger agreement, including:

•	preparing and filing as promptly as practicable with any governmental authority all documentation to effect all necessary filings; and
•	obtaining and maintaining all licenses, authorizations, permits, consents, approvals, clearances, variances, exemptions and other confirmations required to be obtained from any governmental authority or other third party to consummate the transactions contemplated by the merger agreement (including receipt of the required regulatory approvals).

In connection with seeking expiration or termination of any applicable waiting period under the HSR Act or clearance under the competition laws of Germany and Austria relating to the merger, TE and Merger Sub are not required to:

•	divest or otherwise hold separate (including by establishing a trust), or take, cause to be taken or refrain from taking any other action (or otherwise agreeing to do any of the foregoing) with respect to, any of its or the Surviving Corporation’s or any of their respective affiliates’ businesses, assets or properties;
•	enter into any settlement, undertaking, consent decree, stipulation or agreement with any governmental authority in connection with the transactions contemplated by the merger agreement; or
•	agree to do any of the foregoing.

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In connection with seeking any other required regulatory approval, TE and Merger Sub are not required to:

•	divest or otherwise hold separate (including by establishing a trust) any of its or the Surviving Corporation’s or any of their respective affiliates’ businesses, assets or properties;
•	take any actions that would reasonably be expected to (i) have an adverse and material effect on control of any of TE’s or the Company’s subsidiaries in the relevant jurisdiction, or (ii) result in costs or losses to Parent, the Surviving Corporation or any of their respective affiliates in the aggregate in excess of $10,000,000; or
•	agree to do any of the foregoing.

Neither the Company nor any of its subsidiaries will be required to (unless such action is binding on the Company or any of its subsidiaries only in the event that the merger is completed), or shall without TE’s prior written consent, take any of the actions described in the second paragraph or the first and third bullet points in the third paragraph above.

The Company and TE agreed that reasonable best efforts includes litigating or defending against any proceeding by any governmental authority challenging the merger agreement or the consummation of the merger.

The Company and TE also agreed that, to the extent permitted by applicable law, they will use their reasonable best efforts to:

•	cooperate in all respects with each other in connection with any filing and in connection with any investigation or other inquiry, including any proceeding initiated by a private party;
•	promptly inform the other party of any filing or communication received from, or intended to be given to, any governmental authority and of any material communication received or intended to be given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by the merger agreement;
•	prior to submitting any filing, substantive written communication, correspondence or other information or response to any governmental authority (or members of their staff) or in connection with any proceeding by a private party, the submitting party shall permit the other party and its counsel the opportunity to review as reasonably in advance as practicable under the circumstances, and consider in good faith the comments of the other party in connection with any such filing, communication or inquiry;
•	furnish each other with a copy of any filing, communication or, if in written form, inquiry, it or any of its affiliates makes to or receives from any governmental authority or in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by the merger agreement; and
•	consult with each other in advance of any meeting or conference with any governmental authority or, in connection with any proceeding by a private party, with any other person, and to the extent reasonably practicable, give the other party the opportunity to attend and participate in such meetings and conferences.

Other Covenants and Agreements

TE and the Company made certain additional covenants to and agreements with each other regarding various other matters including:

•	the Company reasonably cooperating with TE and its financing sources in connection with the arrangement of financing related to the transactions contemplated by the merger agreement;
•	cooperating in determining whether any action by or in respect of, or filings with, any governmental authority is required and, subject to provisions described under the heading “The Merger Agreement — Reasonable Best Efforts,” and in taking such actions or making any such filings, furnishing information required, and timely seeking any such actions, consents, approvals or waivers;
•	the Company causing a meeting of its shareholders to be duly called and held as soon as reasonably practicable after the SEC or its staff advises that it has no further comments on the proxy statement or that the Company may commence mailing of the proxy statement for the purpose of voting on the approval and adoption of the merger agreement and the merger;

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•	the Company complying with all applicable laws with respect to such meeting and the solicitation of proxies in connection therewith;
•	subject to certain limitations, consulting with each other before issuing any press release or making other public statements or comments relating to the merger agreement or the transactions contemplated by the merger agreement;
•	TE’s access to the Company’s information;
•	the Company taking certain actions to render any antitakeover laws inapplicable to the transactions contemplated by the merger agreement;
•	legal proceedings commenced or threatened against the any party to the merger agreement, or its respective directors or executive officers, relating to the merger agreement, the merger, and/or the transactions contemplated by the merger agreement and the participation and settlement of any such litigation.

Conditions to the Merger

Each party’s obligation to consummate the merger is subject to the satisfaction or waiver of the following conditions:

•	adoption of the merger agreement by the affirmative vote of the holders of a majority of the votes cast at the Special Meeting; and
•	absence of any applicable law that prohibits or makes the consummation of the merger illegal (other than in connection with the expiration, termination or receipt of certain governmental approvals).

The obligations of TE and Merger Sub to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•	the truth and correctness of the representations and warranties of the Company as of and at the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time) concerning:
o	the capitalization of the Company (excluding certain representations and warranties related to equity grants) in all but de minimis respects;
o	the (i) organization and qualification of the Company, (ii) authority to enter into the merger agreement and certain actions by the Board, (ii) subsidiaries of the Company, (iv) financial statements of the Company, (v) payment of fees or commissions related to the transactions contemplated by the merger agreement, (vi) delivery of a fairness opinion by Barclays, (vii) inapplicability of anti-takeover statutes to the merger, and (viii) absence of appraisal rights in connection with the merger and the transactions contemplated by the merger agreement, in each case in all respects if qualified as to materiality or a Company material adverse effect (as described in the section entitled “The Merger Agreement — Representations and Warranties” beginning on page 58) and in all material respects if not so qualified;
o	the absence of a Company material adverse effect in all respects; and
o	the other representations and warranties of the Company contained in the merger agreement (disregarding all materiality and Company material adverse effect qualifications) with only such exceptions as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company material adverse effect.
•	the Company’s performance, in all material respects, at or prior to the effective time of the merger, of all of its obligations required to be performed by it;
•	the receipt by TE of a certificate signed by an executive officer of the Company certifying to the effect that the foregoing conditions have been satisfied;
•	the termination or expiration of any applicable waiting periods under the HSR Act and the clearance of the merger by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance, and the United States Department of State’s Directorate of Defense Trade Controls without any of the foregoing expiring, terminating, or being received subject to or conditioned upon (i) any limitation on the ownership of the capital stock of the Company by TE or any of its affiliates, or (ii) any requirement that TE, the Surviving Corporation or the Company or any of their respective affiliates taking any action that is not required to be taken (or permitted to be taken without TE’s consent) pursuant to the terms of the merger agreement;

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•	the absence of any proceedings by any governmental authority (unless dismissed or otherwise resolved) seeking to make illegal or otherwise restrain or prohibit the consummation of the merger; and
•	the absence of any event, occurrence or development of a state of circumstances or facts which has had or would reasonably be expected to have, individually or in the aggregate, a Company material adverse effect.

The obligations of the Company to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•	the truth and correctness, in all material respects, at and as of immediately prior to the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time), of TE’s representations and warranties concerning the (i) organization and qualification of TE and Merger Sub, and (ii) authority for TE and Merger Sub to enter into the merger agreement;
•	the truth and correctness, at and as of immediately prior to the effective time of the merger (or in the case of representations and warranties that are made as of another time, as of such other time), of the other representations and warranties of TE contained in the merger agreement (disregarding all materiality and TE material adverse effect qualifications (as described in the section entitled “The Merger Agreement — Representations and Warranties” beginning on page 58), with only such exceptions as have not and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on TE’s ability to perform its obligations under, or consummate the transactions contemplated by, the merger agreement;
•	TE and Merger Sub’s performance, in all material respects, at or prior to the effective time of the merger, of all of the obligations required to be performed by them;
•	the receipt by the Company of a certificate signed by an executive officer of TE certifying to the effect that the foregoing three conditions have been satisfied; and
•	the termination or expiration of any applicable waiting periods under the HSR Act and the clearance of the merger by antitrust authorities in Germany and Austria, the Committee on Foreign Investment in the United States, the French Ministry for Economy and Finance, and the United States Department of State’s Directorate of Defense Trade Controls.

Termination of the Merger Agreement

The Company and TE may terminate the merger agreement by mutual written consent at any time before the effective time of the merger. In addition, either the Company or TE may terminate the merger agreement at any time before the effective time of the merger if:

•	the merger has not been consummated on or before January 15, 2015 (provided that this termination right is not available to a party whose breach of any provision of the merger agreement results in the failure of the merger to be consummated by such date);
•	there is a final and nonappealable applicable law that prohibits or makes illegal the consummation of the merger or enjoins the Company, TE or Merger Sub from consummating the merger (provided that this termination right is not available to a party whose breach of any provision of the merger agreement results in the existence of any fact or occurrence described in the foregoing); or
•	the merger agreement is not adopted by the Company’s shareholders with the requisite vote at the Special Meeting (including any adjournment or postponement thereof).

TE may also terminate the merger agreement if:

•	an adverse recommendation change has occurred;
•	at any time after public announcement of another acquisition proposal the Board fails to publicly reaffirm the Board recommendation as promptly as practicable (but in any event within five business days) after receipt of TE’s written request to do so;

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•	the Company intentionally and materially breaches certain obligations relating to (i) holding the Special Meeting, (ii) obtaining the requisite vote at the Special Meeting, (iii) soliciting or initiating discussions with third parties regarding other proposals to acquire the Company, and (iv) limitations on its ability to respond to other acquisition proposals (subject to the fulfillment of certain fiduciary duties of the Board) (with respect to (iii) and (iv), as further described under “The Merger Agreement — No Solicitation; Other Offers” beginning on page 62); or
•	the Company has breached any representation or warranty, or failed to perform any covenant or agreement in the merger agreement, which breach or failure would give rise to the failure of a condition to TE’s and Merger Sub’s obligations to consummate the merger and such breach or failure cannot be cured by January 15, 2015 or, if curable by January 15, 2015, is not cured within 30 days of the Company’s receipt of written notice of such breach or failure.

The Company may also terminate the merger agreement:

•	if TE or Merger Sub has breached any representation or warranty, or failed to perform any covenant or agreement in the merger agreement, which breach or failure would give rise to the failure of a condition to the Company’s obligations to consummate the merger and such breach or failure cannot be cured by January 15, 2015 or, if curable by January 15, 2015, is not cured within 30 days of TE’s receipt of written notice of such breach or failure; or
•	in response to a superior proposal, following an adverse recommendation change in accordance with the terms of the merger agreement, in order to concurrently with or immediately after such termination, enter into a definitive agreement providing for such superior proposal if the affirmative vote of the holders of a majority of the votes cast in connection with the merger at the Special Meeting has not been received.

However, the Company is prohibited from exercising its termination rights in response to a superior proposal unless:

•	if the Board determined that an acquisition proposal constitutes a superior proposal, the Company promptly provides written notice to TE at least five business days (or two business days, in the case of an amended, supplemented or modified acquisition proposal) before taking such action of its intention to do so with a description of the material terms of such acquisition proposal, the most current version of the proposed agreement under which such acquisition proposal is proposed to be consummated, and the identity of the third party making the acquisition proposal; and
•	five business days (or two business days, as applicable) has passed after TE received the above notice and TE has not made a written proposal to amend the terms of the merger agreement to be at least as favorable to the shareholders of the Company as such acquisition proposal.

In the case of any action to be taken relating to an acquisition proposal, any amendment to the financial terms or other material terms of such acquisition proposal requires a new written notification from the Company and will result in a new notice period. During the notice period, the Company and its representatives must negotiate in good faith with TE and its representatives regarding any revisions proposed by TE to the terms of the merger agreement.

Termination Fees

The Company has agreed to pay TE a termination fee of $22.9 million if:

•	the merger agreement is terminated by TE if:
o	an adverse recommendation change has occurred;
o	at any time after public announcement of another acquisition proposal, the Board fails to publicly reaffirm the Board recommendation (as promptly as practicable but within five business days) after receipt of TE’s written request to do so; or
o	the Company intentionally and materially breaches certain obligations relating to (i) holding the Special Meeting, (ii) obtaining the requisite vote at the Special Meeting, (iii) soliciting or initiating discussions with third parties regarding other acquisition proposals to acquire the Company, and (iv) limitations on its ability to respond to other acquisition proposals (subject to the fulfillment of certain fiduciary duties of the Board) (with respect to (iii) and (iv), as further described under “The Merger Agreement — No Solicitation; Other Offers” beginning on page 62); or

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•	the merger agreement is terminated by the Company in order to enter into a definitive agreement providing for a superior proposal in accordance with the terms and conditions of the merger agreement; or
•	the following occurs:
o	the merger agreement is terminated (i) by TE or the Company because (x) the merger has not been consummated by January 15, 2015 (unless the merger agreement has been adopted by the Company shareholders at the Special Meeting prior to such termination), or (y) the merger agreement has not been adopted by the Company shareholders with the requisite vote at the Special Meeting or at any adjournment or postponement of the Special Meeting; or (ii) by TE because the Company breached its representations and warranties, or failed to perform its covenants and agreements, in either case, in a manner that gave rise to the termination right described under “The Merger Agreement — Termination of the Merger Agreement” above;
o	after the date of the merger agreement and before such termination, an acquisition proposal is publicly announced or otherwise communicated to the Board or its shareholders; and
o	within 12 months following the date of such termination, the Company enters into a definitive agreement with respect to or recommends to its shareholders an acquisition proposal or an acquisition proposal shall have been consummated.

Specific Performance; Enforcement

The Company, TE and Merger Sub are each entitled to an injunction or injunctions to prevent breaches of the merger agreement or to enforce specifically the performance of the terms and provisions of the merger agreement in the Delaware Court of Chancery, or in the event such court does not have jurisdiction, in any federal court located in the State of Delaware or other Delaware state court (except any such action arising out of or relating to TE’s financing sources shall be brought only in the Supreme Court of the State of New York, County of New York, Borough of Manhattan, or, if under applicable laws exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof)). Specific performance is in addition to any other remedy to which the parties are entitled at law or in equity.

Appraisal Rights

The shareholders of the Company are not entitled to appraisal rights in connection with the Merger.

Delisting and Deregistration of Company Common Stock

If the merger is completed, Company common stock will no longer be traded on the NASDAQ Global Select Market and will be deregistered under the Exchange Act, and we will no longer be required to file periodic reports with the SEC in respect of Company common stock.

Effects on the Company if the Merger is Not Completed

If the merger agreement is not adopted by the Company’s shareholders or if the merger is not completed for any other reason, the Company’s shareholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, and Company common stock will continue to be quoted on the NASDAQ Global Select Market.

If the merger is not consummated, the Company expects that management will operate the business in a manner similar to that in which it is being operated today and that shareholders will be subject to the same risks and opportunities to which the Company is currently subject, but there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Company common stock. In the event the merger is not completed, the Board will continue to evaluate and review the Company’s business operations, projects and capitalization, make such changes as are deemed appropriate and seek to identify acquisitions, joint ventures or strategic alternatives to enhance shareholder value. If the merger agreement is not adopted by the Company’s shareholders or if the merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, prospects or results of operations will not be adversely impacted.

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If the merger agreement is terminated under certain circumstances, the Company may be obligated to pay TE a termination fee or reimburse TE for certain expenses. See “The Merger Agreement — Termination Fees” beginning on page 70.

Financing of the Merger

TE and Merger Sub have acknowledged and agreed that their obligations under the merger agreement are not subject to any conditions regarding TE’s, Merger Sub’s or any other person’s ability to obtain financing for the consummation of the transactions contemplated by the merger agreement. TE has represented in the merger agreement that it has, or will have prior to the closing of the merger, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to consummate the merger pursuant to the terms of the merger agreement and to pay all related fees and expenses of TE and Merger Sub pursuant to the merger agreement.

PROPOSAL 2: ADVISORY VOTE REGARDING NAMED EXECUTIVE OFFICER MERGER RELATED COMPENSATION

In accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is providing its shareholders with the opportunity to cast an advisory, non-binding vote on the compensation that may be paid or become payable to its named executive officers in connection with the merger and the agreements and understandings with the Company pursuant to which such compensation may be paid or become payable. As required by those rules, the Company is asking its shareholders to vote on the adoption of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger and the agreements or understandings with the Company pursuant to which such compensation may be paid or become payable, as disclosed in the table in the section of the proxy statement entitled “The Merger — Interests of Company Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Company Named Executive Officers,” including the associated narrative discussion, are hereby APPROVED.”

The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve and adopt the merger agreement. Accordingly, you may vote to approve the executive compensation and vote not to approve and adopt the merger agreement and vice versa. Because the vote on executive compensation paid or that may become payable in connection with the merger is advisory only, it will not be binding on either the Company or TE. Accordingly, because the Company is contractually obligated to pay the compensation, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

The affirmative vote of the holders of a majority of the votes cast on the proposal will be required to approve the advisory resolution on executive compensation payable to the Company’s named executive officers in connection with the merger. Abstentions will have the same effect as a vote “AGAINST” the proposal but the failure to vote your shares of Company common stock will have no effect on the outcome of the proposal.

The Company’s Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENTS AND POSTPONEMENTS

The Special Meeting may be adjourned or postponed. Under the Company’s amended and restated bylaws, the shareholders of the Company may adjourn the Special Meeting despite the absence of a quorum. Regardless of whether a quorum exists, the affirmative vote of the holders of a majority of the votes cast on the proposal may adjourn the Special Meeting. Accordingly, abstentions will have the same effect on such proposal as a vote “AGAINST” the proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the shareholders of the Company who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

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The Company’s Board of Directors recommends a vote “FOR” this proposal, if necessary or appropriate, to solicit additional proxies; and

CURRENT MARKET PRICE OF COMPANY COMMON STOCK

Shares of the Company common stock are listed on the NASDAQ Global Select Market under the symbol “MEAS.” The number of registered Company shareholders of record of Company common stock on [●], 2014 was [●]. Below is a summary of the NASDAQ high and low closing prices of shares of Company common stock. The closing sale price of Company common stock on the NASDAQ on June 17, 2014, the day prior to the announcement of the merger, was $77.75. On [●], 2014, the closing price for Company common stock on the NASDAQ was $[●] per share. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares.

	High	Low
Fiscal Year Ended March 31, 2013
First Quarter	$36.21	$31.11
Second Quarter	$34.31	$27.86
Third Quarter	$34.68	$29.45
Fourth Quarter	$39.77	$33.62
Fiscal Year Ended March 31, 2014
First Quarter	$47.78	$37.51
Second Quarter	$54.25	$46.14
Third Quarter	$60.69	$52.35
Fourth Quarter	$68.43	$53.59
Fiscal Year Ending March 31, 2015
First Quarter	$86.38	$61.30
Second Quarter (through July 9, 2014)	$86.10	$85.22

The Company has never declared or paid dividends on Company common stock and under the merger agreement, the Company is prohibited from paying dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Directors

The following table sets forth information as of July 7, 2014, regarding the beneficial ownership of shares of Company common stock by each director, by the Company’s named executive officers, and by all current directors and executive officers of the Company as a group. Except as otherwise noted in the footnotes below, each person below has sole voting and investment power with respect to such securities.

	Amount and Nature of Beneficial
Name and Address of Beneficial Owner (1)	Ownership (2)	Percent (2)

Frank Guidone (3)	491,807	3.0%
Mark Thomson (4)	128,990	*
Glen MacGibbon (5)	113,726	*
Mitch Thompson (6)	52,787	*
Steven Smith (7)	6,861	*
Satish Rishi (8)	30,000	*
Kenneth E. Thompson (9)	46,500	*
Morton L. Topfer (10)	436,501	2.7%
R. Barry Uber (11)	32,200	*
All directors and executive officers as a group (11 persons) (12)	1,349,450	8.0%

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* less than 1%

(1)	The address of each person is c/o Measurement Specialties, Inc., 1000 Lucas Way, Hampton, VA 23666.
(2)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and all of our directors and executive officers as a group and the percentage ownership of that person and all of our directors and executive officers as a group, shares of common stock subject to options held by that person and all of our directors and executive officers as a group that are currently exercisable or exercisable within 60 days of July 7, 2014 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. No RSUs are included in the table above as none of the RSUs will be vested and settled for shares of Company common stock within 60 days of July 7, 2014. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. The percentage of beneficial ownership is based on 16,071,685 shares of common stock outstanding as of July 7, 2014.
(3)	Includes options to purchase 401,744 shares.
(4)	Includes options to purchase 76,791 shares.
(5)	Includes options to purchase 93,266 shares.
(6)	Includes options to purchase 43,334 shares.
(7)	Mr. Smith retired as the Company’s Chief Operating Officer effective April 1, 2014.
(8)	Includes options to purchase 28,000 shares and 2,000 shares held in an irrevocable living trust for the benefit of the shareholder’s spouse.
(9)	Includes options to purchase 28,000 shares.
(10)	Includes 5,000 shares owned by the shareholder’s spouse as to which the shareholder disclaims beneficial ownership.
(11)	Includes options to purchase 18,000 shares and 1,000 shares owned by the shareholder’s spouse as to which the shareholder disclaims beneficial ownership.
(12)	Includes options to purchase 696,135 shares.

No directors or current executive officers have pledged shares of Company common stock pursuant to any loan or arrangement where there is an expectation that the loan or arrangement may be repaid by foreclosure or other recourse to the shares of Company common stock.

Security Ownership of Principal Shareholders

The following table sets forth information with respect to any person who is known to be the beneficial owner of more than 5% of the common stock of the Company:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Brown Capital Management, LLC (1) 1201 N Calvert Street Baltimore, Maryland 21202	2,720,527	17.15%
Janus Capital Management LLC (2) 151 Detroit Street Denver, Colorado 80206	1,729,028	10.90%
BlackRock, Inc. (3) 40 E. 52nd Street New York, New York 10022	1,364,430	8.60%
The Vanguard Group (4) 100 Vanguard Blvd. Malvern, PA 19355	973,878	6.13%
Champlain Investment Partners, LLC (5) 180 Battery Street, 4th Floor Burlington, VT 05401	808,405	5.10%

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(1)	Share ownership information is based solely on the disclosures made in a report on Schedule 13G/A filed with the SEC by Brown Capital Management, LLC on February 13, 2014, which includes 1,110,180 shares beneficially owned by The Brown Capital Management Small Company Fund, a registered investment company, which is managed by Brown Capital Management, LLC. The Schedule 13G/A for Brown Capital Management, LLC indicates sole voting power for 1,410,002 shares, shared voting power for none of the shares, sole dispositive power for 2,720,527 shares and shared dispositive power for none of the shares.
(2)	Share ownership information is based solely on the disclosures made in a report on Schedule 13G/A filed with SEC by Janus Capital Management on February 14, 2014. In certain cases, Janus Capital Management may act as an adviser or sub-adviser to certain other commingled group trusts and separate accounts (“Janus Funds”). In this role, Janus Capital Management does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Janus Funds and disclaims any ownership associated with such rights. The Schedule 13G/A for Janus Capital Management indicates sole voting power for 1,729,028 shares, shared voting power for none of the shares, sole dispositive power for 1,729,028 shares and shared dispositive power for none of the shares.
(3)	Share ownership information is based solely on the disclosures made in a report on Schedule 13G/A filed with SEC by BlackRock, Inc. on January 30, 2014. The Schedule 13G/A for BlackRock, Inc. indicates sole voting power for 1,320,871 shares, shared voting power for none of the shares, sole dispositive power for 1,364,430 shares and shared dispositive power for none of the shares.
(4)	Share ownership information is based solely on the disclosures made in a report on Schedule 13G/A filed with SEC by The Vanguard Group on February 11, 2014, which includes 22,404 shares beneficially owned by Vanguard Fiduciary Trust Company and 1,600 shares beneficially owned by Vanguard Investments Australia, Ltd., each a wholly-owned subsidiary of The Vanguard Group, Inc. The Schedule 13G/A for The Vanguard Group indicates sole voting power for 24,004 shares, shared voting power for none of the shares, sole dispositive power for 951,474 shares and shared dispositive power for 22,404 shares.
(5)	Share ownership information is based solely on the disclosures made in a report on Schedule 13F filed with the SEC by Champlain Investment Partners, LLC on May 13, 2014. The Schedule 13F for Champlain Investment Partners, LLC indicates sole voting power for 574,780 shares, shared voting power for none of the shares, sole dispositive power for 808,405 shares and shared dispositive power for none shares.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the Investor Relations page of our corporate website at www.meas-spec.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations):

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•	Annual Report on Form 10-K for the fiscal year ended March 31, 2014 filed with the SEC on June 3, 2014
•	Current Reports on Form 8-K filed with the SEC on June 3, 2014, June 18, 2014, June 19, 2014, and July 7, 2014

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this proxy statement or other information concerning us, without charge, by written or telephonic request directed to: Measurement Specialties, Inc., Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666, telephone (757) 766-1500, on the Investor Relations page of our corporate website at www.meas-spec.com or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [●], 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

COMMUNICATIONS

Will there be a 2014 Annual Meeting of the shareholders of the Company?

If the merger is completed, we will have no public shareholders, and there will be no public participation in any of our future shareholder meetings. We intend to hold the 2014 Annual Meeting of Shareholders (referred to as the “2014 Annual Meeting”) only if the merger is not completed prior to December 31, 2014.

What are the deadlines and procedures for submitting shareholder proposals and Board nominations?

A shareholder wishing to submit a proposal for inclusion in the proxy statement and form of proxy for the 2014 Annual Meeting, in accordance with Rule 14a-8 under the Exchange Act, must have sent such proposal to the Company at its principal executive offices not later than March 31, 2014. Stockholders must also comply with the advance notice requirements contained in the Company’s bylaws (referred to as the “Bylaws”). Such notices must be received by the Company not earlier than May 22, 2014 nor later than June 21, 2014 and must include the specified information concerning the proposal or nominee as described in the Bylaws.

How can I communicate with the Board?

The Company encourages shareholder communications with the Board but does not have a formal process. All communications to the Board should be sent to Frank D. Guidone through the Company’s website (www.meas-spec.com/investor/bod-message) or by mail to the Company (1000 Lucas Way, Hampton, VA 23666). Mr. Guidone will circulate communications to the other members of the Company. If the communication is directed to a particular member of the Board, Mr. Guidone will forward the communication to that director. The Company does not screen shareholder communications, other than for security purposes.

OTHER MATTERS

The Board knows of no other business to be transacted at the Special Meeting, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

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Manner and Cost of Proxy Solicitation

The Company pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of the Company, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by the Company and advertisements in periodicals. Also, the Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Special Meeting for an estimated fee of $25,000, plus reimbursement of reasonable out-of-pocket expenses. The Company will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

Reduce Duplicate Proxy Materials

The SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies. A number of brokers with accountholders who are the Company shareholders will be “householding” to reduce duplicate mailings of our proxy materials. As indicated in the notice provided by these brokers to the Company shareholders, a single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or call 1-800-542-1061, email: sendmaterials@proxyvote.com or contact us at Secretary, Measurement Specialties, Inc., 1000 Lucas Way, Hampton, VA 23666, telephone (757) 766-1500.

Shareholders of the Company who currently receive multiple copies of the proxy statement at their address and would like to request to receive only one should contact their broker.

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EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

dated as of

June 18, 2014

among

MEASUREMENT SPECIALTIES, INC.

TE CONNECTIVITY LTD.

and

WOLVERINE-MARS ACQUISITION, INC.

i

ii

Annex I          Amended Charter

iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of June 18, 2014 among Measurement Specialties, Inc., a New Jersey corporation (the “Company”), TE Connectivity Ltd., a Swiss corporation (“Parent”), and Wolverine-Mars Acquisition, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Subsidiary”).

WITNESSETH:

WHEREAS, the respective boards of directors of the Company, Parent and Merger Subsidiary have approved and declared advisable this Agreement pursuant to which, among other things, Parent would acquire the Company by means of a merger of Merger Subsidiary with and into the Company on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, Parent has agreed to cause the sole stockholder of Merger Subsidiary, in its capacity as such, to approve and adopt this Agreement and the Merger by unanimous written consent in accordance with the requirements of the General Corporation Law of the State of Delaware (the “DGCL”) immediately after the execution of this Agreement; and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into this Agreement, simultaneously herewith certain employees are entering into an employment, retention or consulting term sheet or agreement as of the date hereof and effective as of and contingent on the Closing.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

Definitions

Section 1.01. Definitions. (a) As used herein, the following terms have the following meanings:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any Third Party offer or proposal relating to (i) any acquisition or purchase, directly or indirectly, of 25% or more of the consolidated assets of the Company and its Subsidiaries, (ii) any tender offer or exchange offer that, if consummated, would result in such Third Party beneficially owning 25% or more of any class of equity or voting securities of the Company, (iii) a sale or other disposition, directly or indirectly, of assets (including by way of merger, consolidation or sale of capital stock), liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 25% or more of the consolidated assets of the Company or (iv) a merger, consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction involving the Company or any of its Subsidiaries as a result of which the current stockholders of the Company directly or indirectly beneficially own less than 75% of the successor’s capital stock.

1

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated, applied or enforced by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by Applicable Law to close.

“Cause” means (i) a material violation of any fiduciary duty owed to Parent or any of its Affiliates (including the Company), (ii) conviction of, or entry of a plea of nolo contendere with respect to, a felony or misdemeanor, (iii) dishonesty, (iv) theft or (v) other egregious conduct, including without limitation, a material breach of Parent’s Code of Ethical Conduct, that is likely to have a materially detrimental impact on Parent or any of its Affiliates (including the Company) and its employees.

“CFIUS” means the Committee on Foreign Investment in the United States.

“CFIUS Condition” means that written notice has been received by respective counsel for Merger Subsidiary and the Company from CFIUS stating that the review or investigation of the transaction under Section 721 has been concluded and that CFIUS has made a determination that the transactions contemplated under this Agreement do not present any unresolved national security concerns, or the President of the United States has announced his decision not to suspend or prohibit the transactions contemplated under this Agreement.

“Code” means the Internal Revenue Code of 1986.

“Collective Bargaining Agreement” means any written or oral agreement, memorandum of understanding or other contractual obligation between the Company or any of its Subsidiaries and any labor organizations or other authorized representative representing Service Providers.

2

“Company Balance Sheet” means the audited consolidated balance sheet of the Company as of March 31, 2014 and the notes thereto set forth in the Company 10-K.

“Company Balance Sheet Date” means March 31, 2014.

“Company Disclosure Schedule” means the disclosure schedule dated the date hereof related to this Agreement that has been provided by the Company to Parent and Merger Subsidiary prior to the execution hereof.

“Company Material Adverse Effect” means a material adverse effect on (i) the financial condition, business, assets or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any such effect to the extent resulting from (A) changes in the financial or securities markets or general economic or political conditions in the United States or any other country in which the Company and its Subsidiaries, taken as a whole, conduct a substantial portion of their business, (B) changes (including changes in Applicable Law or GAAP) generally affecting the industry in which the Company and its Subsidiaries operate, (C) acts of war, sabotage or terrorism or natural disasters, (D) the announcement or pendency of the transactions contemplated by this Agreement, (E) any decline in the market price or trading volume of the Shares on Nasdaq, (F) any failure of the Company to meet any internal, external or public projections, forecasts, estimates of earnings or revenues or (G) any action by the Company made pursuant to the express terms of this Agreement or otherwise upon the written direction of Parent, except (1) in the case of clauses (A), (B) and (C) to the extent such changes or events have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether there has been a Company Material Adverse Effect) and (2) the exceptions set forth in clauses (E) and (F) shall not prevent or otherwise affect a determination that any fact, change, event, occurrence or effect underlying or that contributed to such decline or failure has resulted in or contributed to a Company Material Adverse Effect, or (ii) the Company’s ability to perform its obligations under, or consummate the transactions contemplated by, this Agreement.

“Company 10-K” means the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2014 (as filed on June 3, 2014).

“Competition Law” means Applicable Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade or lessening of competition through merger or acquisition.

3

“Confidentiality Agreement” means the confidentiality letter dated August 6, 2012 (as amended on February 25, 2014 and April 25, 2014) between the Company and Parent.

“Contract” means, with respect to any Person, any legally binding contract, agreement, lease, sublease, license, commitment, sale or purchase order, indenture, note, bond, loan, mortgage, deed of trust, instrument or other arrangement, whether written or oral, to which such Person is a party or by which such Person or such Person’s properties or assets are bound.

“DDTC” means the U.S. Department of State’s Directorate of Defense Trade Controls.

“DDTC Condition” means that any applicable prior notice period under ITAR relating to the transactions contemplated hereby shall have expired or otherwise been waived by DDTC.

“Deferred Compensation Account” has the meaning assigned to it in the Deferred Compensation Plan.

“Deferred Compensation Plan” means the Measurement Specialties, Inc. Nonqualified Deferred Compensation Plan adopted by the Company Board on February 12, 2014, effective as of April 1, 2014.

“DGA” means the Direction Générale de l’Armement.

“Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (x) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Affiliates for the current or future benefit of any current or former Service Provider or (y) for which the Company or any of its Subsidiaries has any direct or indirect liability.

“Employer Credits” means, collectively, Employer Discretionary Credits and Other Employer Credits.

“Employer Discretionary Credits” has the meaning assigned to it in the Deferred Compensation Plan.

4

“Environmental Laws” means any Applicable Law or any agreement with any Person relating to human health or safety in respect of Hazardous Substances, the environment or any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance or material.

“Environmental Permits” means all Permits relating to or required by Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“FDA” means the U.S. Food and Drug Administration.

“FDA Permits” means all Permits (including, for the avoidance of doubt, all establishment registrations, device listings and 510(k) clearances) required by the FDA (or any other Health Authority).

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or information or other filing.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance or material, or any substance or material having any constituent elements displaying any of the foregoing characteristics, including any petroleum product, derivative or byproduct, asbestos, asbestos-containing materials, lead, polychlorinated biphenyls or any substance or material regulated under any Environmental Law due to its hazardous or toxic effect on human health or the environment.

“Health Authority” means the Governmental Authorities that administer Health Laws, including the FDA and the European Medicines Agency.

“Health Law” means any Applicable Law the purpose of which is to ensure the safety, efficacy and quality of medical products by regulating the research, development, manufacturing and distribution of these products, including Applicable Law relating to good laboratory practices, good clinical practices, investigational use, product marketing authorization, manufacturing facilities compliance and approval, good manufacturing practices, labeling, advertising, promotional practices, safety surveillance, record keeping and filing of required reports, including the Food, Drug and Cosmetic Act of 1938 and the Public Health Service Act.

5

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property Rights” means any and all intellectual property rights throughout the world, including any and all (i) trademarks, service marks, brand names, certification marks, trade dress, domain names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application (“Trademarks”), (ii) national and multinational statutory invention registrations, patents and patent applications issued or applied for in any jurisdiction, including all certificates of invention, provisionals, nonprovisionals, substitutions, divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates, reexaminations and the equivalents of any of the foregoing in any jurisdiction, and all inventions disclosed in each such registration, patent or patent application (“Patents”), (iii) trade secrets, know-how, confidential information, confidential data, proprietary processes, proprietary methods, (iv) writings and other works, whether copyrightable or not, in any jurisdiction, and any and all copyright rights, whether registered or not, and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof (“Copyrights”), and (v) moral rights, database rights, design rights, industrial property rights, publicity rights and privacy rights.

“International Plan” means any Employee Plan that is not a US Plan.

“Intervening Event” means a material event, fact, circumstance or development relating to the Company or its Subsidiaries, unknown and not reasonably foreseeable as of the date hereof, which arises after the date hereof and becomes known by the Company Board prior to receipt of the Company Stockholder Approval; provided, however that in no event shall any of the following be deemed to either constitute or contribute to an Intervening Event: (i) the receipt of any Acquisition Proposal, any inquiry related thereto or any event or development in connection therewith, (ii) any event, fact, circumstance or development to the extent not having a disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries operate, (iii) any actual or potential acquisition, divestiture or other business combination transaction, or other partnership or strategic alliance, involving the Company or any of its Subsidiaries, (iv) actions taken by either party in compliance with Section 9.01 or the receipt of any consent or approval from any Governmental Authority, (v) any increase in the market price or trading volume of the Shares on Nasdaq, (vi) the fact that the Company meets or exceeds any internal, external or public projections, forecasts, estimates of earnings or revenues, (vii) any event, fact, circumstance or development relating to Parent or any of its Subsidiaries, or (viii) any consequence of the foregoing; provided, further, that the exceptions set forth in clauses (v) and (vi) shall not prevent or otherwise affect a determination that a material event, fact, circumstance or development underlying or that contributed to such increase has resulted in or contributed to an Intervening Event.

6

“ITAR” means the U.S. Department of State’s International Traffic In Arms Regulations, codified at 22 C.F.R. parts 120-130.

“IT Assets” means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and all other information technology equipment, and all associated documentation owned by the Company or its Subsidiaries or licensed or leased by the Company or its Subsidiaries.

“Key Employee” means an employee of the Company or any of its Subsidiaries whose annual base compensation is $150,000 or more or who has the title of Vice President or above.

“knowledge of the Company” or “Company’s Knowledge” means the actual knowledge after reasonable inquiry of the individuals listed in Section 1.01(a) of the Company Disclosure Schedule.

“Licensed Intellectual Property Rights” means all Intellectual Property Rights owned by a Third Party and licensed or sublicensed to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.

“Lien” means, with respect to any property or asset, any mortgage, lien, license, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own, subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“MEAS France” means MEAS France SAS, a société par actions simplifiée organized under the laws of France.

“MINEFI” means the French Ministry for Economy and Finance.

“MINEFI Condition” means that MINEFI shall have (i) notified Parent and/or Merger Subsidiary and, as the case may be, the Company and/or MEAS France that it has approved the indirect acquisition of the Company by Parent, or (ii) MINEFI’s approval shall be deemed granted following notification pursuant to Articles L. 151-3 and R. 153-1 et seq. of the French Monetary and Financial Code.

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“Nasdaq” means the NASDAQ Stock Market LLC.

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“NJBCA” means the New Jersey Business Corporation Act.

“Other Employer Credits” has the meaning assigned to it in the Deferred Compensation Plan.

“Owned Intellectual Property Rights” means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries.

“Parent Material Adverse Effect” means a material adverse effect on Parent’s ability to perform its obligations under, or consummate the transactions contemplated by, this Agreement.

“Parent 10-K” means the Parent’s annual report on Form 10-K for the fiscal year ended September 27, 2013 (as filed on November 15, 2013).

“Participant” has the meaning assigned to it in the Deferred Compensation Plan.

“Permits” means governmental licenses, franchises, permits, certificates, approvals, registrations, concessions or other similar authorizations of Governmental Authorities applicable to the assets or business of the Company or its Subsidiaries.

“Permitted Liens” means (i) any Liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been recorded in accordance with GAAP, (ii) landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens incurred in the ordinary course of business consistent with past practice, in each case for sums not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings, (iii) Liens incurred in the ordinary course of business consistent with past practice in connection with pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, and (iv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not material in amount and that do not, in any case, materially detract from the value or use of the property subject thereto.

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“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority or an agency or instrumentality thereof.

“Proceeding” means any claim, audit, action, suit, proceeding, arbitral action or investigation.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Section 721” means Section 721 of Title VII of the Defense Production Act of 1950, codified at 50 U.S.C. app. 2170 et seq., and the U.S. Department of the Treasury implementing regulations, codified at 31 C.F.R. Part 800.

“Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

“Shares” means shares of common stock, no par value per share, of the Company.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person and, with respect to the Company, shall include Nikkiso-Therm Co., Ltd.

“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.

“Trust” has the meaning assigned to it in the Trust Agreement.

“Trust Asset” means (i) any asset held in the Trust, and the value of such asset determined in accordance with GAAP, including Company Securities and instruments linked to the value of Company Securities, (ii) any right the Trust has to receive any asset in the future, including by the Trust being the (a) owner or beneficiary of any insurance policy or similar instrument or (b) beneficiary of a letter of credit, bank guaranty, surety bond or similar instrument, and (iii) any instrument by which the Trust may or will receive any of (i) and (ii) as the result of, or in connection with, a future event, including a Change in Control Event (as defined in the Deferred Compensation Plan).

“Trust Agreement” means the Non-Qualified Plan Trust Agreement entered into as of April 1, 2014 by and between the Company and Bank of America, N.A.

“US Plan” means any Employee Plan that covers Service Providers located primarily within the United States.

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“WARN” means the Worker Adjustment and Retraining Notification Act and any comparable Applicable Law.

(b)          Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	6.04(a)(i)
Agreement	Preamble
Certificates	2.03(a)
Closing	2.01(b)
Closing Date	2.01(b)
Collaboration Partner	4.12(e)
Company	Preamble
Company Board	4.02(b)
Company Board Recommendation	4.02(b)
Company Financial Advisor	4.21
Company Proxy Statement	4.09(a)
Company RSUs	2.04(d)
Company SEC Documents	4.07(a)
Company Securities	4.05(c)
Company Stock Options	2.04(b)
Company Stockholder Approval	4.02(a)
Company Stockholder Meeting	6.02(a)
Company Subsidiary Securities	4.06(b)
Continuing Employees	7.05(a)
Conversion Ratio	2.04(b)
Costs	7.04(a)(ii)
D&O Insurance	7.04(a)(iii)
Deferred Compensation Plan Liability	4.17(h)
DGCL	Recitals
Draft Notice	8.01(c)
EAR	4.12(d)
Effective Time	2.01(c)
End Date	10.01(c)
ESPP	2.05
Exchange Fund	2.03(a)
FCPA	4.12(b)
Government Contract	4.20(c)
Indemnified Person	7.04(a)
Intervening Event Notice	6.04(a)(iv)
Material Contract	4.20(a)
Merger	2.01(a)
Merger Consideration	2.02(a)
Merger Subsidiary	Preamble
New Jersey Shareholders’ Protection Act	4.23
Non-U.S. Employee	7.05(a)

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Term	Section
Notice Period	6.04(a)(iv)
OFAC	4.12(c)
Option Amount	2.04(b)
Parent	Preamble
Paying Agent	2.03(a)
Representatives	6.04(a)(i)
Required Approvals	9.02(b)
Retention Amount	2.04(e)
RSU Amount	2.04(d)
Sanctions	4.12(c)
Superior Proposal	6.04(b)
Superior Proposal Notice	6.04(a)(iv)
Surviving Corporation	2.01(a)
Tax	4.16(q)
Taxing Authority	4.16(q)
Tax Return	4.16(q)
Tax Sharing Agreement	4.16(q)
Termination Fee	11.04(b)
UK Bribery Act	4.12(b)
Uncertificated Shares	2.03(a)
Unvested Options	2.04(b)
Unvested RSUs	2.04(d)
U.S. Employee	7.05(a)
Vested Options	2.04(a)
Vested RSUs	2.04(c)
Vesting Date	2.04(e)

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits, Annexes and Schedules are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any Exhibit, Annex or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any schedules hereto, any amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to anything having been “made available” to Parent shall include posting of such information or material, prior to the date hereof, in an electronic data room to which Parent has been provided access.

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ARTICLE 2

The Merger

Section 2.01. The Merger. (a) At the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with the NJBCA and the DGCL, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”).

(b)     The closing of the Merger (the “Closing”) shall take place in New York City at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 as soon as possible, but in any event no later than two Business Days after the date the conditions set forth in ARTICLE 8 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible under Applicable Law, waiver of those conditions by the party or parties entitled to the benefit thereof at the Closing) have been satisfied or, to the extent permissible under Applicable Law, waived by the party or parties entitled to the benefit of such conditions, or at such other place or time as Parent and the Company may mutually agree (the date on which the Closing occurs, the “Closing Date”).

(c)     At the Closing, the Company and Merger Subsidiary shall (a) file a certificate of merger with (i) the Department of Treasury of the State of New Jersey and (ii) the Delaware Secretary of State and (b) make all other filings or recordings required by the NJBCA or the DGCL in connection with the Merger in such form as required by the NJBCA or the DGCL, as applicable. The Merger shall become effective at such time (the “Effective Time”) as such certificates of merger are duly filed with the Department of Treasury of the State of New Jersey and the Delaware Secretary of State (or at such later time as may be specified in such certificates of merger).

(d)     The Merger shall have the effects specified in this Agreement and the NJBCA, including Section 14A:10-6 thereof, and the DGCL.

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Section 2.02. Conversion of Shares. At the Effective Time:

(a)          Except as otherwise provided in Section 2.02(b) or Section 2.02(c), each Share outstanding immediately prior to the Effective Time shall be converted into the right to receive $86.00 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.03, without interest.

(b)         Each Share held by the Company as treasury stock or owned by Parent or Merger Subsidiary immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

(c)         Each Share held by any Subsidiary of either the Company or Parent (other than the Merger Subsidiary) immediately prior to the Effective Time shall be converted into such number of shares of stock of the Surviving Corporation such that each such Subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned in the Company immediately prior to the Effective Time.

(d)         Each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation (except for any such shares resulting from the conversion of Shares pursuant to Section 2.02(c)).

Section 2.03. Surrender and Payment. (a) Prior to the Effective Time, Parent shall appoint a bank or trust reasonably acceptable to the Company (the “Paying Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing Shares (the “Certificates”) or (ii) uncertificated Shares (the “Uncertificated Shares”), and Parent or one of its Affiliates shall make available to the Paying Agent, for the benefit of the holders of Shares, cash in immediately available dollar-denominated funds in the amounts and at the times necessary for the Paying Agent to make the payments contemplated by Section 2.02(a) (such cash, the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as dictated by Parent; provided that such investment shall only be made in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) commercial paper rated the highest quality by either Moody’s Investor Services, Inc. or Standard and Poor’s Rating Services, or (iv) money market funds investing solely in a combination of the foregoing. Any interest or income earned on the Exchange Fund, and any amounts in the Exchange Fund in excess of the amounts payable under Section 2.02(a), shall be promptly paid to Parent or as Parent otherwise directs.

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(b)         Promptly (and in any event within three Business Days) after the Effective Time, Parent shall send, or shall cause the Paying Agent to send, to each holder of Shares at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange. Each holder of Shares that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration payable for each Share represented by a Certificate or for each Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration.

(c)          If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

(d)          The Merger Consideration paid in accordance with the terms of this ARTICLE 2 shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by the applicable Certificates or Uncertificated Shares. After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE 2.

(e)          Any portion of the Exchange Fund (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares 12 months after the Effective Time shall be returned to Parent or one of its Affiliates, upon demand, and any such holder who has not exchanged its Shares for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of such Shares without any interest thereon. Any amounts remaining unclaimed by holders of Shares two years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by Applicable Law, the property of Parent, free and clear of any claims or interest of any Person previously entitled thereto. None of Parent, Merger Subsidiary, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person for any Merger Consideration delivered to a public official pursuant to any abandoned property, escheat or other similar Applicable Law.

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Section 2.04. Company Stock Options and Company RSUs.

(a)          At or immediately prior to the Effective Time, each option (or portion thereof) to acquire Shares granted or issued pursuant to any Employee Plan that is outstanding immediately prior to the Effective Time and that became vested and exercisable prior to, or the vesting and exercisability of which will accelerate at, the Effective Time, in either case as required by the terms of the applicable award agreement as in effect on the date hereof (collectively, the “Vested Options”), shall be canceled, and, at or promptly after the Effective Time (subject to Applicable Law, if the holder of such canceled Vested Option is a Non-US Employee), the Company shall pay each holder of any such canceled Vested Option an amount in cash determined by multiplying (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such canceled Vested Option by (ii) the number of Shares such holder could have purchased had such holder exercised such Vested Option in full immediately prior to the Effective Time.

(b)          At or immediately prior to the Effective Time, each option (or portion thereof) to acquire Shares granted or issued pursuant to any Employee Plan that is outstanding immediately prior to the Effective Time and that is not a Vested Option (collectively, the “Unvested Options” and, together with the Vested Options, the “Company Stock Options”) will be canceled in exchange for the opportunity to receive solely an aggregate amount (an “Option Amount”) in cash determined by multiplying (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such canceled Unvested Option by (ii) the number of Shares such holder could have purchased had such holder exercised such Unvested Option in full immediately prior to the Effective Time (assuming that such Unvested Option were fully exercisable). Each Option Amount will be payable in accordance with, and subject to, Section 2.04(e).

(c)          Prior to the Effective Time, the Company shall take all actions necessary, if any, to provide that, at or immediately prior to the Effective Time, each restricted Share unit granted or issued pursuant to any Employee Plan that is outstanding immediately prior to the Effective Time and that became vested prior to, or the vesting of which will accelerate at, the Effective Time, in either case as required by the terms of the applicable award agreement as in effect on the date hereof (collectively, the “Vested RSUs”) shall be converted automatically into the right to receive from the Company at or promptly after the Effective Time (subject to Applicable Law, if the holder of such Vested RSU is a Non-US Employee) solely an amount in cash equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Vested RSU; provided that for any such Vested RSU that constitutes deferred compensation within the meaning of Section 409A of the Code, such amount shall be paid on the date(s) that it would be paid under the applicable Employee Plan absent the application of this Section 2.04(c).

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(d)          Prior to the Effective Time, the Company shall take all actions necessary, if any, to provide that, at or immediately prior to the Effective Time, each restricted Share unit granted or issued pursuant to any Employee Plan that is outstanding immediately prior to the Effective Time and that is not a Vested RSU (collectively, the “Unvested RSUs” and, together with the Vested RSUs, the “Company RSUs”) will be canceled in exchange for the opportunity to receive solely an aggregate amount (an “RSU Amount”) in cash equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Unvested RSU. Each RSU Amount shall be payable in accordance with, and subject to, Section 2.04(e).

(e)          Each Option Amount and each RSU Amount (each, a “Retention Amount”) shall be payable to the holder of the applicable corresponding Unvested Option or Unvested RSU, as applicable, in substantially equal installments on or within 30 days after the date(s) (subject to Applicable Law, if such holder is a Non-US Employee) on which such Unvested Option or Unvested RSU, as applicable, was scheduled to become vested (each, a “Vesting Date”), in each case subject to such holder’s continued employment with the Company or any of its Affiliates through the applicable Vesting Date; provided that, if the employment of such holder is terminated by the Company or any of its Affiliates without Cause at any time prior to the final Vesting Date applicable to such Retention Amount, the entire unpaid portion of such Retention Amount shall be paid to such holder on or within 30 days after such termination (subject to Applicable Law, if such holder is a Non-US Employee) (and, for the avoidance of doubt, on termination of the employment of such holder for any reason other than by the Company or any of its Affiliates without Cause at any time prior to such final Vesting Date, the entire unpaid portion of such Retention Amount shall be forfeited without any payment to such holder); provided further that, if such RSU Amount constitutes deferred compensation within the meaning of Section 409A of the Code, such RSU Amount shall be paid on the date(s) that it would be paid under the applicable Employee Plan absent the application of this Section 2.04(e). Subject to the second proviso in the preceding sentence, the Retention Amounts shall be exempt from Section 409A of the Code and shall be administered so as to retain such exemption.

(f)           Prior to the Effective Time, the Company shall (i) use its reasonable best efforts to obtain consents from holders of Company Stock Options and Company RSUs and (ii) make any amendments to the terms of any Employee Plan, Company Stock Option or Company RSU that, in the case of either clauses (i) or (ii), are necessary to give effect to the transactions contemplated by this Section 2.04; provided that the Company shall not pay any amounts (other than any payments pursuant to this Section 2.04) for such consents without the prior written consent of Parent. Notwithstanding any provision of this Section 2.04, payment may be withheld in respect of any Company Stock Option or Company RSU until any such consent is obtained with respect to such Company Stock Option or Company RSU.

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Section 2.05. Employee Stock Purchase Plan. The Company shall take all actions necessary under the Company’s Amended and Restated 2006 Employee Stock Purchase Plan (the “ESPP”) to ensure that (i) participants may not increase their payroll deductions or purchase elections from those in effect on the date of this Agreement, (ii) except for the offering period under the ESPP that is in effect on the date hereof, no offering period shall be authorized, continued or commenced following the date hereof, (iii) the ESPP shall be terminated as of the tenth Business Day prior to the Effective Time, contingent upon the occurrence of the Effective Time, and (iv) the rights of participants in the ESPP with respect to the offering period under the ESPP that is in effect on the date hereof shall be determined by treating the tenth Business Day prior to the Effective Time as the last day of such offering period (to the extent such date is prior to the date on which such offering period would otherwise expire) and by making such other pro-rata adjustments as may be necessary to reflect any shortening of the offering period but otherwise treating such offering period as a fully effective and completed offering period for all purposes under the ESPP; provided that (i) all amounts allocated to each participant’s account under the ESPP at the end of such offering period shall thereupon be used to purchase from the Company whole Shares at the applicable price under the ESPP for such offering period, which Shares shall be canceled at the Effective Time in exchange for the right to receive the Merger Consideration in accordance with Section 2.02(a), and (ii) as promptly as practicable following the purchase of Shares in accordance with the foregoing clause (i), return to each participant the funds, if any, that remain in such participant’s account after such purchase.

Section 2.06. Adjustments. If, during the period between the date of this Agreement and the Effective Time, the outstanding Shares (or securities convertible or exchangeable into, or exercisable for, Shares) shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period or otherwise (excluding any change that results from any issuance of Shares permitted by Section 6.01(c)), the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted. Nothing in this Section 2.06 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

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Section 2.07. Withholding Rights. Notwithstanding any provision contained herein to the contrary, each of the Paying Agent, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of Applicable Law. To the extent that amounts are so withheld, such withheld amounts (a) shall be remitted to the applicable Governmental Authority in accordance with Applicable Law and (b) shall be treated for all purposes of this Agreement as having been paid to the party entitled to receive such payment.

Section 2.08. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct in accordance with the Paying Agent’s customary practices, as indemnity against any claim that may be made against the Surviving Corporation with respect to such Certificate, the Paying Agent shall pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares represented by such Certificate, as contemplated by this Article 2.

ARTICLE 3

The Surviving Corporation

Section 3.01. Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Company in effect immediately prior to the Effective Time shall, subject to Section 7.04 hereof, be amended and restated to read in its entirety as set forth on Annex I hereto, and as so amended and restated shall be the amended and restated certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the NJBCA.

Section 3.02. Bylaws. At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated to read in their entirety as the bylaws of Merger Subsidiary in effect at the Effective Time (except that all references to the name of Merger Subsidiary therein shall be changed to refer to the name of the Company), and as so amended and restated shall, subject to Section 7.04 hereof, be the amended and restated bylaws of the Surviving Corporation until thereafter amended in accordance with the NJBCA.

Section 3.03. Directors and Officers. From and after the Effective Time, until their respective successors are duly elected or appointed and qualified in accordance with the NJBCA, (a) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (b) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.

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ARTICLE 4

Representations and Warranties of the Company

Subject to Section 11.05, except as set forth in the Company Disclosure Schedule or the Company 10-K (excluding any disclosures set forth in the Company 10-K under the heading “Safe Harbor Statement” or “Risk Factors,” or containing a description or explanation of “Forward-Looking Statements,” or any similar section and any disclosures therein that are predictive, cautionary or forward-looking in nature), the Company represents and warrants to Parent and Merger Subsidiary that:

Section 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey and has all corporate powers and all Permits (including, for the avoidance of doubt, all Environmental Permits and FDA Permits) required to carry on its business as currently conducted, other than any Permits the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has heretofore made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as currently in effect.

Section 4.02. Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company’s corporate powers and, except for the affirmative vote of the holders of a majority of the votes cast in connection with the Merger at the Company Stockholder Meeting (the “Company Stockholder Approval”), have been duly authorized by all necessary corporate action on the part of the Company. The Company Stockholder Approval is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger. This Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b)          At a meeting duly called and held, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company’s stockholders, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, in accordance with the requirements of the NJBCA and (iii) resolved, subject to Section 6.04(a)(ii)(B), to recommend approval and adoption of this Agreement by the stockholders of the Company (such recommendation, the “Company Board Recommendation”).

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Section 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Department of Treasury of the State of New Jersey, (ii) compliance with any applicable requirements of the HSR Act and Competition Law of Germany and Austria, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws, (iv) compliance with any applicable requirements of Nasdaq, (v) clearance by CFIUS pursuant to Section 721, (vi) notification to DDTC pursuant to Section 122.4(b) of ITAR, (vii) clearance pursuant to Articles L. 151-3 and R. 153-1 et seq. of the French Monetary and Financial Code, (viii) notification to the German Federal Ministry of Economic Affairs and Energy pursuant to Section 4 of the Foreign Trade and Payments Act and Sections 55 through 59 of the Foreign Trade and Payments Ordinance and (ix) any actions or Filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.04. Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 4.03, require any payment to or consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Contract binding on, or any Permit required to carry on the business as currently conducted of, the Company or any of its Subsidiaries or adversely affecting the assets or business of the Company and its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.05. Capitalization. (a) The authorized capital stock of the Company consists of 26,200,000 shares of capital stock, comprised of (i) 25,000,000 Shares, (ii) 100,000 shares of Series A Convertible Preferred Stock, $5.00 par value per share, (iii) 100,000 shares of Series B Convertible Preferred Stock, $5.00 par value per share, (iv) 21,756 shares of Series C Convertible Preferred Stock, $1.75 par value per share, and (v) 978,244 other authorized shares that may be divided and designated in accordance with the Company’s certificate of incorporation.

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(b)          As of June 17, 2014, there were outstanding (i) 15,969,944 Shares, (ii) no shares of Series A Convertible Preferred Stock, (iii) no shares of Series B Convertible Preferred Stock, (iv) no shares of Series C Convertible Preferred Stock and (v) no other shares of capital stock of the Company.  As of June 17, 2014, there were 2,175,830 Shares reserved under the Employee Plans, of which there were outstanding 1,614,033 Shares subject to issuance upon exercise of outstanding Company Stock Options (which have a weighted-average exercise price of $21.16 and 1,390,425 of which are currently exercisable) and 561,797 Shares subject to issuance upon settlement of the Company RSUs, as well as rights to purchase 1,050 Shares pursuant to the ESPP. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Employee Plan or Company Security will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. Section 4.05 of the Company Disclosure Schedule contains a complete and correct list of (1) each outstanding Company Stock Option, including the holder, date of grant, exercise price, vesting schedule (including any performance-vesting criteria and whether vesting accelerates on specified “change in control” transactions or involuntary terminations of employment) and number of Shares subject thereto and (2) each outstanding Company RSU, including the holder, date of grant, vesting schedule (including any performance-vesting criteria and whether vesting accelerates on specified “change in control” transactions or involuntary terminations of employment) and number of Shares subject thereto. The exercise price of each Company Stock Option is no less than the fair market value of a Share on the date of grant of such Company Stock Option.

(c)     There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth in this Section 4.05 and for changes since June 17, 2014 resulting from the exercise of Company Stock Options outstanding on such date, the issuance of Shares pursuant to the vesting of Company RSUs outstanding on such date and the purchase of Shares pursuant to the ESPP in accordance with its terms as in effect on the date hereof, in each case in accordance with this Agreement, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company or (iv) restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to the voting of any Company Securities.

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(d)         No (i) Shares or (ii) Company Securities are owned by any Subsidiary of the Company.

Section 4.06. Subsidiaries. (a) Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization, has all organizational powers and all Permits (including, for the avoidance of doubt, all Environmental Permits and FDA Permits) required to carry on its business as currently conducted, except for those Permits the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Subsidiaries of the Company and their respective jurisdictions of organization are identified in the Company 10-K.

(b)          All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable or exercisable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based on, directly or indirectly, the value or price of any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Except for the capital stock or other voting securities of, or ownership interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or ownership interests in, any Person.

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Section 4.07. SEC Filings and the Sarbanes-Oxley Act.

(a)          The Company timely has filed with or furnished to the SEC, and made available to Parent, all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since March 31, 2011 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, in each case, as amended, the “Company SEC Documents”).

(b)          As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document complied (and each Company SEC Document filed subsequent to the date hereof will comply) in all material respects with the applicable requirements of Nasdaq, the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be, and did not contain (and each Company SEC Document filed subsequent to the date hereof will not contain) any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. To the knowledge of the Company, as of the date hereof, no Company SEC Document is the subject of ongoing SEC review, comment or investigation and there are no outstanding or unresolved comments received from the SEC with respect to any Company SEC Document. There has been no material correspondence between the SEC and the Company since March 31, 2011 through the date hereof that is not available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system.

(c)          The Company and its Subsidiaries have established and maintained disclosure controls and procedures (as defined in Rule 13a-15(e) under the 1934 Act). Such disclosure controls and procedures comply with Rule 13a-15 and Rule 15d-15 under the 1934 Act in all material respects and are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

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(d)          Since March 31, 2011, the Company and its Subsidiaries have established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15(f) under the 1934 Act) as required under Rule 13a-15 and Rule 15d-15 under the 1934 Act, which are designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The principal executive officer and principal financial officer of the Company have disclosed, based on their most recent evaluation of internal control over financial reporting prior to the date hereof, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal control over financial reporting. The Company has made available to Parent prior to the date of this Agreement a summary of any such disclosure made by such officers to the Company’s auditors and audit committee since March 31, 2011.

(e)          There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the 1934 Act) or director of the Company (except for advances to its executive officers in respect of travel or other related business expenses, in each case in the ordinary course of business consistent with past practice). The Company has not, since the enactment of the Sarbanes-Oxley Act, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(f)          Since March 31, 2011, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq and all applicable rules, regulations and requirements of the Sarbanes-Oxley Act.

(g)          Each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and the Nasdaq, and the statements contained in any such certifications are true and complete.

(h)          Section 4.07(h) of the Company Disclosure Schedule describes, and the Company has made available to Parent copies of the documentation creating or governing, all securitization transactions and other off-balance sheet arrangements (as defined in Item 303 of Regulation S-K of the SEC) that existed or were effected by the Company or its Subsidiaries since March 31, 2011.

(i)          Since March 31, 2011, there has been no transaction, or series of similar transactions, agreements, arrangements or understandings, nor is there any proposed transaction as of the date of this Agreement, or series of similar transactions, agreements, arrangements or understandings to which the Company or any of its Subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the 1933 Act.

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Section 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including the notes thereto) included or incorporated by reference in the Company SEC Documents (a) complied at the time they were filed as to form in all material respects with the then applicable accounting requirements and the then published rules and regulations of the SEC with respect thereto and (b) fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited statements as permitted by Form 10-Q of the SEC), the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

Section 4.09. Company Proxy Statement. (a) At the time the proxy statement to be filed with the SEC in connection with the Merger (the “Company Proxy Statement”) or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time such stockholders vote on adoption of this Agreement and at the Effective Time, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          The Company has obtained all necessary consents to include in its entirety the opinion of the Company Financial Advisor in the Company Proxy Statement, and the Company Proxy Statement shall include such opinion in its entirety and a description of such opinion, the financial analyses relating thereto and the information called for by Item 1015(b) of Regulation M-A under the 1934 Act.

(c)          The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included or incorporated by reference in the Company Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein.

Section 4.10. Absence of Certain Changes. (a) Since the Company Balance Sheet Date, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course consistent with past practice and (ii) there has not been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(b)          From the Company Balance Sheet Date until the date hereof, neither the Company nor any of its Subsidiaries have taken any action that, if taken during the period from the date hereof through the Effective Time without Parent’s prior written consent, would constitute a breach of Sections 6.01(b), (g), (h), (j), (k), (l) or (m) or, to the extent related to the foregoing, Section 6.01(o).

Section 4.11. No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, known, unknown, determined, determinable or otherwise, other than: (i) liabilities or obligations disclosed and reserved for in the Company Balance Sheet, (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date or (iii) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.12. Compliance with Laws and Court Orders. (a) The Company and each of its Subsidiaries is, and since March 31, 2011 has been, in compliance with, has not been charged with or given written notice by any Governmental Authority of any violation of and, to the knowledge of the Company, is not under investigation with respect to and has not been threatened to be charged with any violation of, Applicable Law or the terms of any of its Permits, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries, or any of their respective assets or properties, that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or that prevents, enjoins, alters or materially delays the Merger or any of the other transactions contemplated hereby.

(b)     None of the Company, any of its Subsidiaries, or any of their respective directors, officers or employees, or any of their respective consultants, agents or other Persons acting for or on their behalf, has taken any action that would result in a violation in any material respect by such Person of the Foreign Corrupt Practices Act (15 U.S.C. §§ 78m(b), 78dd-1, 78dd-2, 78ff) (the “FCPA”), The Bribery Act of 2010 of the United Kingdom (the “UK Bribery Act”) or any other anti-corruption or anti-bribery Applicable Law, including taking any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment of any money, property, gift or anything of value, directly or indirectly (i) to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office to influence official action, or (ii) to any person while knowing or having reason to know that all or any portion of the money or other thing of value will be offered, promised or given to a foreign official in order to influence or reward official action or to any person to influence such person to act improperly or reward the person for doing so. The Company has conducted its businesses in compliance in all material respects with the FCPA, the UK Bribery Act and any other anti-corruption or anti-bribery Applicable Law, and the Company has instituted and maintained policies and procedures designed to cause each such Person to comply with all such Applicable Law (but, in each case, only to the extent such Applicable Law is applicable to the Company or such Persons).

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(c)          Neither the Company, any of its Subsidiaries or any of their respective directors, officers or employees, or, to the knowledge of the Company as of the date hereof, any of their respective consultants, agents or other Persons acting for or on their behalf, is, or is owned or controlled by a Person that is (A) the subject of any sanctions administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized, a citizen of, or resident in a country or territory that is the subject of Sanctions (including Cuba, Iran, Myanmar, North Korea, Sudan and Syria). The Company and its Affiliates (i) have not engaged in, and are not now engaged in, directly or indirectly, any dealings or transactions with any Person, or in any country or territory, that, at the time of the dealing or transaction, is or was the subject of Sanctions and (ii) have been in compliance with and has not been given notice of any violation of, and, to the Company’s knowledge, is not under investigation with respect to and has not been threatened to be charged with any violation of, any applicable Sanctions, except where the failure to be in compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)          The Company is registered with DDTC as a manufacturer of “defense articles” as that term is defined under Section 120.6 of ITAR. The Company produces and trades in U.S.-origin, dual-use goods and technology controlled under the Export Administration Regulations (“EAR”) and regulated by the U.S. Department of Commerce’s Bureau of Industry and Security. The Company and its Subsidiaries have been in compliance with and have not been given notice of any violation of and, to the Company’s knowledge, are not under investigation with respect to and have not been threatened to be charged with any violation of, IT AR or EAR, except where the failure to be in compliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e)          Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) each product that is subject to any Health Law, that is developed, manufactured, tested or distributed or marketed by or on behalf of the Company or its Subsidiaries, has been and is being developed, manufactured, tested, distributed or marketed in compliance with all applicable requirements under the Health Laws, (ii) none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any Person that manufactures, co-develops or co-markets (or has a license to develop, market or sell) any such product (or any component thereof) (each, a “Collaboration Partner”) has received written notice from any Health Authority contesting the premarket clearance or approval of, the uses of or the labeling and promotion of any such product, or otherwise alleging any material violation of any Health Law, (iii) since March 31, 2011, neither the Company nor any of its Subsidiaries have received any notices of inspectional observations (including those reported on Form FDA 483), warning letters, action letters or untitled letters, and (iv) none of the Company, any of its Subsidiaries or their respective officers, employees or agents or, to the knowledge of the Company, any Collaboration Partner, (A) has made any untrue statement of material fact or fraudulent statement to any Health Authority or failed to disclose a material fact required to be disclosed to any Health Authority, (B) has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Governmental Authority to invoke any similar policy, (C) has been convicted of any crime or engaged in any conduct for which debarment is mandated or authorized by Sec. 306 of the Food, Drug and Cosmetic Act of 1938 (21 U.S.C. § 335a) or any other Health Law, or (D) has been convicted of any crime or engaged in any conduct for which such Person or entity could be excluded from participating in the federal healthcare programs under Section 1128 of the Social Security Act of 1935 or any similar Applicable Law in any foreign jurisdiction.

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Section 4.13. Litigation. There is no Proceeding pending against, or, to the knowledge of the Company, threatened against, the Company, any of its Subsidiaries, any of their respective assets or properties, any of their respective present or former officers, directors or employees or any Person for whom the Company or any of its Subsidiaries may reasonably be liable before (or, in the case of threatened Proceedings, would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.14. Properties. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all property and assets reflected on the Company Balance Sheet or acquired or leased after the Balance Sheet Date, except as have been disposed of since the Company Balance Sheet Date in the ordinary course of business consistent with past practice. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no such property or assets are subject to any Lien except Permitted Liens.

Section 4.15. Intellectual Property. (a) Section 4.15(a) of the Company Disclosure Schedule sets forth a true and complete list of all registrations and applications for registration included in the Owned Intellectual Property Rights specifying as to each such item, as applicable (i) the owner thereof, (ii) the jurisdiction in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of such item and (iv) the date of application and issuance or registration of such item.

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(b)          Except as set forth in Section 4.15(b) of the Company Disclosure Schedule, or as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i)          The Company and its Subsidiaries are the sole and exclusive owners of all Owned Intellectual Property Rights and the Company and its Subsidiaries hold all right, title and interest in and to all Owned Intellectual Property Rights and their interest under the Licensed Intellectual Property Rights, free and clear of any Lien other than Permitted Liens. The Company and its Subsidiaries own, or have a valid and enforceable license to use, all Intellectual Property Rights necessary to, or used or held for use in, the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted in the Company SEC Documents. There exist no restrictions on the disclosure, use, license or transfer of the Owned Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not (A) alter, impair or extinguish or result in any Lien on any Owned Intellectual Property Right or Licensed Intellectual Property Right or (B) impair the right of Parent to develop, use, sell, license or dispose of, or to bring any action for the infringement of, any Owned Intellectual Property Right or Licensed Intellectual Property Right.

(ii)         To the knowledge of the Company, neither the Company nor any of its Subsidiaries has infringed, contributed to the infringement of, misappropriated or otherwise violated any Intellectual Property Right of any Person. To the knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted in the Company SEC Documents would not infringe, contribute to the infringement of, misappropriate or otherwise violate any Intellectual Property Right of any Person. There is no Proceeding pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries (A) based upon, or challenging or seeking to deny or restrict, any right of the Company or any of its Subsidiaries in any of the Owned Intellectual Property Rights or the Licensed Intellectual Property Rights, (B) alleging that any of the Owned Intellectual Property Rights is invalid or unenforceable, (C) alleging that the use of any of the Owned Intellectual Property Rights or Licensed Intellectual Property Rights or any services provided, processes used or products manufactured, used, imported, offered for sale or sold by the Company or any of its Subsidiaries do or may conflict with, misappropriate, infringe, contribute to the infringement of, or otherwise violate any Intellectual Property Right of any Person or (D) alleging that the Company or any of its Subsidiaries have infringed, misappropriated or otherwise violated any Intellectual Property Right of any Person. Neither the Company nor any of its Subsidiaries has received from any Person any offer to license any Intellectual Property Right of such Person in connection with any actual or threatened claim of infringement, misappropriation or other violation of any such Intellectual Property Right.

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(iii)         None of the Owned Intellectual Property Rights or the Licensed Intellectual Property Rights have been adjudged invalid or unenforceable in whole or part. All issued Patents, registered Trademarks and registered Copyrights included in the Owned Intellectual Property Rights are, to the knowledge of the Company, valid, enforceable, in full force and effect and subsisting in all material respects and all registration, maintenance and renewal fees applicable to such Owned Intellectual Property Rights that are currently due have been paid and all documents and certificates related to such items have been filed with the relevant Governmental Authority or other authorities in the applicable jurisdictions for the purposes of maintaining such items.

(iv)        To the knowledge of the Company, no Person has infringed, misappropriated or otherwise violated any Owned Intellectual Property Right where such infringement, misappropriation or other violation has not ceased or otherwise been fully resolved by the Company. The Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property Rights of the Company or any of its Subsidiaries, the value of which to the Company or any of its Subsidiaries is contingent upon maintaining the confidentiality thereof, and, to the knowledge of the Company, no such Intellectual Property Rights have been disclosed other than to the Representatives of the Company or any of its Subsidiaries, all of whom are bound by written confidentiality agreements that protect such Intellectual Property Rights.

(v)         The IT Assets operate and perform in a manner that permits the Company and its Subsidiaries to conduct their respective businesses as currently conducted in all respects and to the knowledge of the Company, no Person has gained unauthorized access to the IT Assets. The Company and each of its Subsidiaries take commercially reasonable actions, consistent with current industry standards, to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including but not limited to the implementation of commercially reasonable (A) data backup, (B) disaster avoidance and recovery procedures and (C) business continuity procedures.

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Section 4.16. Taxes. (a) All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due in accordance with all Applicable Law, and all such Tax Returns are true, correct and complete in all material respects.

(b)          The Company and each of its Subsidiaries has paid (or has had paid on its behalf) all material Taxes due and payable (whether or not shown as due on any Tax Return), or, where payment is not yet due, has established in accordance with GAAP an accrual for all material Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books or, to the extent such amounts are being contested in good faith by the Company or its Subsidiaries, has established adequate reserves on its books or records in accordance with GAAP. Since the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books, neither the Company nor any of its Subsidiaries has engaged in any transaction, or taken any other action, other than in the ordinary course of business, that would materially impact any Tax asset or Tax liability of the Company or any of its Subsidiaries.

(c)          The income and franchise Tax Returns of the Company and its Subsidiaries through the Tax year ended March 31, 2010 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under Applicable Law, after giving effect to extensions or waivers, has expired. Neither the Company nor any of its Subsidiaries (or any member of any affiliated, consolidated, combined or unitary group of which the Company or any of its Subsidiaries is or has been a member) has granted any extension or waiver of the limitation period applicable to the assessment or collection of any Tax.

(d)          There is no Proceeding pending or, to the Company’s knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any material amount of Taxes or material Tax asset.

(e)          During the three-year period ending on the date hereof, (i) neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code, and (ii) neither the Company nor any of its Subsidiaries has made or changed any Tax election, changed any annual Tax accounting period, or adopted or changed any method of Tax accounting (to the extent that any such action may materially affect the Company or any of its Subsidiaries), nor has the Company or any of its Subsidiaries filed any amended Tax Return, entered into any closing agreement, settled any Tax claim or assessment, or surrendered any right to claim a Tax refund, offset or other reduction in Tax liability.

(f)          The Company and each of its Subsidiaries has properly withheld, and paid over to the appropriate Taxing Authority, all Taxes that it was required to withhold from any payment (including any dividend or interest payment) to any employee, independent contractor, creditor, shareholder, vendor or other Person, other than any failure to do so which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(g)         No jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return has made a claim that the Company or any of its Subsidiaries is required to file a Tax Return for such jurisdiction.

(h)         Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4. The Company has disclosed on its United States federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of United States federal income Tax within the meaning of Section 6662 of the Code or any similar provision of Applicable Law in any non-U.S. jurisdiction.

(i)          There are no requests for rulings or determinations in respect of any Tax or Tax asset pending between the Company or any of its Subsidiaries and any Taxing Authority.

(j)          None of the Company or any of its Affiliates has received a tax opinion with respect to any transaction relating to the Company or any of its Subsidiaries (other than a transaction in the ordinary course of business).

(k)         None of the Subsidiaries of the Company owns any Shares.

(l)          There is no adjustment that would increase the Tax liability, or reduce any Tax asset, of the Company or any of its Subsidiaries that has been made, proposed or threatened by a Taxing Authority during any audit or which could reasonably be expected to be made, proposed or threatened in an audit of any subsequent period after the Effective Time.

(m)        Neither the Company nor any of its Subsidiaries is or has been (during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code) a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and the applicable Treasury Regulations.

(n)         (i) Neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company was the common parent; (ii) neither the Company nor any of its Subsidiaries is party to any Tax Sharing Agreement; (iii) no amount of the type described in clause (ii) or (iii) of the definition of “Tax” is currently payable by the Company or any of its Subsidiaries, regardless of whether such Tax is imposed on the Company or any of its Subsidiaries; and (iv) neither the Company nor any of its Subsidiaries has entered into any agreement, arrangement, tax ruling, tax holiday or has taken advantage, or expects to take advantage, of any incentive regime which results in an effective tax rate lower than the statutory tax rate with any Taxing Authority with regard to the Tax liability of the Company or any of its Subsidiaries affecting any Tax period for which the applicable statute of limitations, after giving effect to extensions or waivers, has not expired.

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(o)          Neither the Company nor any of its Subsidiaries will be required to include any item or amount of income in, or exclude any item or amount of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date, (ii) “closing agreement,” as described in Section 7121 of the Code (or any similar provision of state, local or foreign income Tax law) entered into on or prior to the Closing Date, (iii) intercompany transactions entered into on or prior to the Closing Date or any “excess loss account” described in regulations promulgated under Section 1502 of the Code (or any similar provision of state or local income Tax law) created on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, (v) installment sale or open transaction disposition made on or prior to the Closing Date or (vi) election by the Company or any of its Subsidiaries under Section 108(i) of the Code made on or prior to the Closing Date.

(p)          The Tax attributes of the Company and its Subsidiaries are not subject to limitation by virtue of the application of Sections 382-384 of the Code (or any similar provision of state, local or foreign income Tax law) to any transaction that occurred prior to the date of this Agreement.

(q)          “Tax” or “Taxes” means (i) any and all taxes, assessments, levies, tariffs, imposts, duties or other charges or impositions in the nature of a tax (including any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), (ii) in the case of the Company or any of its Subsidiaries, liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of the Company or any of its Subsidiaries to a Taxing Authority is determined or taken into account with reference to the Tax position of or actions or failure to take or delay an action of any other Person, and (iii) liability of the Company or any of its Subsidiaries for the payment of any amount as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amount imposed on any Person of the type described in clause (i) or (ii) as a result of any existing express or implied agreement or arrangement (including an indemnification agreement or arrangement). “Tax Return” means any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information. “Tax Sharing Agreement” means any agreement or arrangement (whether or not written) entered into prior to the Effective Time binding the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability.

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Section 4.17. Employee Benefit Plans. (a) Section 4.17(a) of the Company Disclosure Schedule sets forth a true and complete list of each material Employee Plan (other than offer letters for at-will employment or employment agreements for Non-US Employees that do not contractually provide for any termination payments or termination benefits above what is required by Applicable Law) and specifies whether such Employee Plan is a US Plan or an International Plan. For each Employee Plan that is required to be listed in Section 4.17(a) of the Company Disclosure Schedule, the Company has made available to Parent a copy of such plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (as applicable) (i) each trust, insurance or other funding arrangement and all amendments thereto, (ii) each current prospectus or summary plan description and summary of material modifications, (iii) the two most recently filed annual returns/reports (Form 5500) and accompanying schedules and attachments (to the extent not publicly available), (iv) the most recent favorable determination or opinion letter from the IRS, (v) the two most recently prepared actuarial reports and financial statements, (vi) all material documents and correspondence relating thereto received from or provided to any Governmental Authority during the past two years, (vii) all current administrative and other service contracts and all amendments thereto, (viii) all current employee handbooks, manuals and policies and (ix) if such Employee Plan is an International Plan, documents that are substantially comparable (taking into account differences in Applicable Law and practices) to the documents required to be provided in clauses (i) through (viii).

(b)          Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has in the past six years sponsored, maintained, administered or contributed to (or had any obligation to contribute to), or has or is reasonably expected to have any direct or indirect liability with respect to, any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA.

(c)          Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable remedial amendment period or such period has not expired and, to the Company’s knowledge, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being issued or reissued or being subject to a penalty under the IRS Closing Agreement Program if discovered during an IRS audit or investigation. Each trust created under any such Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.

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(d)          Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i)          the Company and its Subsidiaries have complied with Applicable Law with respect to each plan, arrangement or policy mandated by Applicable Law (including plans or programs maintained by a Governmental Authority requiring the payment of social insurance Taxes or similar contributions to a fund of a Governmental Authority with respect to wages of an employee);

(ii)         each Employee Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code; and

(iii)        no Proceeding (other than routine claims for benefits) is pending against or involves or, to the Company’s knowledge, is threatened against or threatened to involve, any Employee Plan before any court or arbitrator or any Governmental Authority.

(e)          With respect to any Employee Plan covered by Subtitle B, Part 4 of Title I of ERISA or Section 4975 of the Code, no non-exempt prohibited transaction has occurred that has caused or would reasonably be expected to cause the Company or any of its Subsidiaries to incur any material liability under ERISA or the Code.

(f)          Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Service Provider (other than coverage mandated by Applicable Law). To the Company’s knowledge, no events have occurred with respect to any Employee Plan that would reasonably be expected to result in the assessment of any material excise Taxes or penalties against the Company or any of its Subsidiaries.

(g)          There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, any Employee Plan that would reasonably be expected to materially increase the expense of maintaining such plan above the level of expense incurred in respect thereof for the fiscal year ended on the Company Balance Sheet Date.

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(h)          Each Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code is in all material respects in documentary compliance with, and the Company and its Subsidiaries have complied in all material respects in practice and operation with, all applicable requirements of Section 409A of the Code. The amount of the Trust Assets, as determined in accordance with GAAP as of May 31, 2014, is $44,681, and as of the date hereof the Trust Assets consist of the cash value of an insurance policy. The Company’s liability (the “Deferred Compensation Plan Liability”) with respect to the Participants’ Deferred Compensation Accounts under the Deferred Compensation Plan, as determined in accordance with GAAP as of the date hereof, is $45,533. Based upon the elections of Participants to defer the receipt of Compensation (as defined in the Deferred Compensation Plan) and the amounts of the Participants’ Compensation, in each case as in effect as of the date hereof (and disregarding any deemed investment gains earned or losses suffered after the date hereof with respect to such deferred Compensation), the estimated Deferred Compensation Plan Liability as of December 31, 2014, rounded to the nearest one million dollars, will be $200,000. As of the date hereof, no Participant has deferred any Company RSUs under the Deferred Compensation Plan.

(i)          Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby (either alone or together with any other event, where such event would not alone have the effects described herein) will (i) entitle any current or former Service Provider to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Employee Plan, or (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the Closing, Parent, to merge, amend or terminate any Employee Plan.

(j)          No Employee Plan, individually or collectively, would reasonably be expected to result in the payment of any amount that would not be deductible under Section 162(m) or 280G of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or 4999 of the Code.

(k)          Each International Plan (i) has been maintained in compliance with its terms and Applicable Law, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) if intended to qualify for special Tax treatment, meets all the requirements for such treatment in all material respects, and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, in all material respects based on reasonable actuarial assumptions in accordance with applicable accounting principles.

Section 4.18. Labor Matters. (a) The Company and its Subsidiaries are, and have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(b)          Neither the Company nor any of its Subsidiaries is or has been a party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement, and, to the Company’s knowledge, there has not been any organizational campaign, petition or other unionization activity seeking recognition of a collective bargaining unit relating to any Service Provider. There are no unfair labor practice complaints pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving Service Providers. There is no, and since March 31, 2011 there has not been any, labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries.

(c)          The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the transactions contemplated hereby.

(d)          The Company and each of its Subsidiaries is, and has been since March 31, 2011, in material compliance with WARN and has no material liabilities or other obligations thereunder. Neither the Company nor any of its Subsidiaries has taken any action that would reasonably be expected to cause Parent or any of its Affiliates to have any material liability or other obligation following the Closing Date under WARN.

(e)          The Company has furnished to Parent a true and complete list that sets forth, with respect to each employee of the Company or any of its Subsidiaries, such employee’s name, employer, title, location, base salary, most recent annual bonus received and current annual bonus opportunity (including performance goals and target and maximum amounts). To the Company’s knowledge, no Key Employee intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

Section 4.19. Environmental Matters. (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

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(i)          no notice, demand, request for information, citation, summons or complaint has been received, no judgment, decree, injunction, rule or order has been issued or is otherwise in effect, no penalty has been assessed, and no Proceeding is pending or, to the knowledge of the Company, is threatened with respect to the Company or any of its Subsidiaries (or any of their respective predecessors) that relates to any Environmental Law or Environmental Permit as to which there remains any outstanding obligations, liabilities, costs or conditions;

(ii)         the Company and its Subsidiaries (and their respective predecessors) are and at all times have been in compliance with all applicable Environmental Laws and all Environmental Permits, which compliance includes obtaining and maintaining all Environmental Permits;

(iii)        to the knowledge of the Company, no Hazardous Substance has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on, under, to, in or from (A) any location by or on behalf of, (B) any property or facility now or previously owned, leased or operated by, or (C) any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, in each case, the Company or any of its Subsidiaries (or any of their respective predecessors) that would reasonably expect to result in any liability or obligation of the Company or its Subsidiaries.

(b)          Except as has been delivered to Parent at least five Business Days prior to the date hereof, or as otherwise does not identify any actual or potential material violation of, material liability pursuant to or material expense to comply with any Environmental Law or Environmental Permit, there is no environmental investigation, study, audit, test, or review in the possession, custody or reasonable control of, or otherwise known to, the Company or any of its Subsidiaries that relates to the Company or any of its Subsidiaries or any property or facility now or previously owned, leased or operated by the Company or any of its Subsidiaries (or any of their respective predecessors).

(c)          Neither the execution of this Agreement nor the consummation of the Merger will require any investigation or remediation with respect to any Hazardous Substance, or any notice to or consent of any Governmental Authority, pursuant to the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Law or, to the knowledge of the Company, any other transaction-triggered environmental property transfer laws.

Section 4.20. Material Contracts. (a) As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to or bound by:

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(i)          any Contract that would reasonably be expected to result in aggregate payments by or to the Company and its Subsidiaries in excess of (A) $3,000,000 in the current or any future calendar year or (B) $5,000,000 in the aggregate;

(ii)         any Contract under which the Company or any of its Subsidiaries leases, subleases or licenses any real property (as lessor or lessee) involving annual rental payments in excess of $500,000;

(iii)        any Contract relating to indebtedness for borrowed money, any guarantees thereof or the granting of Liens over the property or assets of the Company or any of its Subsidiaries, in each case, other than Contracts solely among the Company and its wholly owned Subsidiaries;

(iv)        any Contract relating to any loan or other extension of credit (other than trade credits and accounts receivable in the ordinary course of business consistent with past practice) made by the Company or any of its Subsidiaries in excess of $200,000;

(v)         each acquisition or divestiture Contract contemplating future payments (including the maximum amount of any “earn-out” or other contingent payment obligations) by or to the Company and its Subsidiaries in excess of $200,000 in the aggregate;

(vi)        any partnership, joint venture or similar agreement;

(vii)       any stockholders’, investors rights’, registration rights or similar agreement or arrangement;

(viii)      any Contract (A) relating to the employment of, or the performance of services by, any Key Employee, (B) the terms of which obligate or may in the future obligate the Company or any of its Subsidiaries to make any severance, termination or similar payment to any current or former Service Provider in excess of $100,000 in the aggregate or (C) pursuant to which the Company or any of its Subsidiaries may be obligated to make any bonus or similar payment in excess of $100,000 to any current or former Service Provider;

(ix)         any Collective Bargaining Agreement;

(x)          any Contract with any (A) present or former officer or director the Company or any of its Subsidiaries, (B) beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of 5% or more of the outstanding Shares or (C) Affiliate or “associate” or any member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any such officer, director, or beneficial owner;

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(xi)         any Contract (A) with any sole-source suppliers of material tangible products or services or (B) that includes (x) any material “most favored nations” terms and conditions (including, without limitation, with respect to pricing), (y) any material exclusive dealing or (z) any minimum purchase arrangement (in the case of clause (z), in excess of $3,000,000 over any 12-month period);

(xii)        any Contract (x) that grants any material right of first refusal or first offer to any Person or, (y) that limits or restricts in any material respect the ability of the Company or any of its Subsidiaries (or, after the Effective Time, the Surviving Corporation or any of its Subsidiaries or that purports to so limit or restrict Parent or any of its Subsidiaries) to (A) sell any products or services of or to any other Person or in any geographic region, or (B) engage or compete in any line of business, (C) obtain products or services from any Person or (D) own, operate, sell, transfer, pledge or otherwise dispose of any material assets or business;

(xiii)       any Contract that relates to any swap, forward, futures, warrant, option or other derivative transaction;

(xiv)      any Contract which contains any material license, right or immunity (including a covenant not to be sued or right to enforce or prosecute any Intellectual Property Rights) with respect to any Intellectual Property Right, excluding (A) licenses granted to the Company or any of its Subsidiaries for non-customized commercial off-the-shelf computer software that are generally available on nondiscriminatory pricing terms and (B) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice which do not contain (x) the transfer or assignment of any Intellectual Property Rights or (y) any material restriction or condition on the Company’s or any of its Subsidiaries’ use or exploitation of any Intellectual Property Rights;

(xv)       any other Contract which would prohibit or materially delay the consummation of the Merger or any other transaction contemplated by this Agreement; or

(xvi)      any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) other than any Employee Plan

(all Contracts of the type described in this Section 4.20(a) being referred to herein as “Material Contracts” (which, for the avoidance of doubt, include any Contract entered into after the date hereof that would be a Material Contract if it had been entered into as of the date hereof)).

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(b)          The Company has prior to the date of this Agreement made available to Parent a true and complete copy of each Material Contract (including all amendments, modifications, extensions and renewals thereto and waivers thereunder) entered into as of the date hereof. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Material Contract is valid, binding and in full force and effect and, to the knowledge of the Company, enforceable against the other party or parties thereto in accordance with its terms (in each case, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity) and (ii) neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge any other party to a Material Contract, has breached or violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Contract, or would give to any Third Party any right of termination, amendment or cancellation of such Material Contract or create an additional license thereunder, and neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

(c)          Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries and, to the knowledge of the Company, each current or former Service Provider, is and has been in compliance with all Applicable Law with respect to each Contract pursuant to which the Company or any of its Subsidiaries provides services or has provided services directly (through prime contracts or orders under schedule agreements, grants or cooperative agreements or otherwise) or indirectly (through subcontracts or as a vendor, sub-recipient, sub-grantee under grants, cooperative agreements or otherwise) to any Governmental Authority (a “Government Contract”) and has not been suspended or debarred from doing, or deemed ineligible to do, business with a Governmental Authority, and (ii) to the knowledge of the Company, since March 31, 2011, there has been no Proceeding by any Governmental Authority with respect to any alleged irregularity, misstatement, omission or breach relating to a Government Contract.

Section 4.21. Finders’ Fees. Except for Barclays Capital Inc., financial advisor to the Company (the “Company Financial Advisor”), a copy of whose engagement agreement has been provided to Parent prior to the date hereof, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 4.22. Opinion of Financial Advisor. The Company Board has received the opinion of the Company Financial Advisor to the effect that, as of June 18, 2014 and based upon and subject to the factors and assumptions set forth therein, from a financial point of view, the Merger Consideration to be paid to the Company’s stockholders is fair to such stockholders. The Company shall deliver a correct and complete copy of the written opinion of the Company Financial Advisor to Parent for informational purposes only promptly after receipt thereof by the Company.

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Section 4.23. Antitakeover Statutes. The Company has no “rights plan,” “rights agreement,” or “poison pill” in effect. The Company has taken all action, to the extent permitted by Applicable Law, necessary to exempt the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby from Sections 14A:10A-1 through 14A:10A-6 of the NJBCA (the “New Jersey Shareholders’ Protection Act”) and, accordingly, neither the New Jersey Shareholders’ Protection Act nor any other “control share acquisition,” “fair price,” “moratorium” or other antitakeover or similar Applicable Law enacted under U.S. state or federal laws apply to this Agreement or any of the transactions contemplated hereby.

Section 4.24. No Appraisal Rights. No appraisal, dissenters’ or similar rights shall be available under Applicable Law to the holders of Shares in connection with the Merger or the other transactions contemplated by this Agreement.

Section 4.25. Insurance. The Company has made available to Parent prior to the date hereof a copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries in effect as of the date hereof. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all such insurance policies are in full force and effect and all premiums thereon have been timely paid or, if not yet due, accrued, (b) there is no claim pending under the Company’s or any of its Subsidiaries’ insurance policies or fidelity bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds, (c) the Company and its Subsidiaries are in compliance with the terms of such policies and bonds and (d) the Company has no knowledge as of the date of this Agreement of any threatened termination of, or material premium increase with respect to, any of such policies or bonds.

Section 4.26. No Other Representations and Warranties. Subject to Section 11.02, (i) except for the representations and warranties of the Company contained in this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby, and no Person is authorized to make any such representations and warranties on behalf of the Company, and (ii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Subsidiary or any of their Representatives are not and shall not be deemed to be or include representations or warranties unless any such materials or information is the subject of any express representation or warranty set forth in this ARTICLE 4.

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ARTICLE 5
Representations and Warranties of Parent

Subject to Section 11.05, except as set forth in the Parent 10-K (excluding any disclosures set forth in the Parent 10-K under the heading “Safe Harbor Statement” or “Risk Factors,” or containing a description or explanation of “Forward-Looking Statements,” or any similar section and any disclosures therein that are predictive, cautionary or forward-looking in nature), Parent represents and warrants to the Company that:

Section 5.01. Corporate Existence and Power. Each of Parent and Merger Subsidiary is duly organized, validly existing and (as applicable) in good standing under the laws of its jurisdiction of organization and has all corporate or other powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement or any financing in connection with the transactions contemplated hereby. Merger Subsidiary was incorporated solely for the purpose of engaging in and consummating the Merger and the transactions contemplated hereby. All of the outstanding shares of capital stock of Merger Subsidiary have been validly issued, are fully paid and nonassessable and are owned, and at the Effective Time will be owned, directly or indirectly, by Parent. Parent has heretofore made available to the Company true and complete copies of the certificates of incorporation and bylaws of Parent and Merger Subsidiary as currently in effect.

Section 5.02. Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and, except for the adoption of this Agreement by the sole stockholder of Merger Subsidiary, which will be obtained promptly after the execution and delivery of this Agreement, have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

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Section 5.03. Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated by this Agreement require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Department of Treasury of the State of New Jersey, (ii) compliance with any applicable requirements of the HSR Act and Competition Law of Germany and Austria, (iii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other U.S. state or federal securities laws, (iv) compliance with any applicable requirements of Nasdaq or any other national securities exchange on which the securities of Parent or any of its Affiliates are listed or any other applicable listing authority, (v) clearance by CFIUS pursuant to Section 721, (vi) notification to DDTC pursuant to Section 122.4(b) of ITAR, (vii) clearance pursuant to Articles L. 151-3 and R. 153-1 et seq. of the French Monetary and Financial Code, (viii) notification to the German Federal Ministry of Economic Affairs and Energy pursuant to Section 4 of the Foreign Trade and Payments Act and Sections 55 through 59 of the Foreign Trade and Payments Ordinance and (ix) any actions or Filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.04. Noncontravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with, or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding upon Parent or any of its Subsidiaries or any Contract, license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of Parent and its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.05. Disclosure Documents. The information with respect to Parent and any of its Subsidiaries that Parent supplies to the Company specifically for use or incorporation by reference in the Company Proxy Statement (or any amendment or supplement thereto) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, at the time such stockholders vote on adoption of this Agreement and at the Effective Time. For the avoidance of doubt, the representations and warranties contained in this Section 5.05 will not apply to any other statements or omissions included or incorporated by reference in the Company Proxy Statement or any amendment or supplement thereto.

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Section 5.06. Finders’ Fees. Except for Citigroup Global Markets Inc., whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 5.07. Litigation. Except for matters which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, as of the date hereof, there are no Proceedings pending against Parent or any of its Subsidiaries.

Section 5.08. Ownership of Shares. Except as previously disclosed to the Company, neither Parent nor Merger Subsidiary or any of their Subsidiaries beneficially owns any Company Securities as of the date hereof. Neither Parent, Merger Subsidiary, nor any of their “affiliates” or “associates” is or has been an “interested shareholder,” as such terms are used in the New Jersey Shareholders’ Protection Act, at any time within five years prior to the date of this Agreement.

Section 5.09. Financing. Parent has, or will have prior to the Effective Time, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to consummate the Merger pursuant to the terms of this Agreement and to pay all related fees and expenses of Parent and Merger Subsidiary pursuant to this Agreement.

Section 5.10. No Other Representations and Warranties. Subject to Section 11.02, except for the representations and warranties of Parent and Merger Subsidiary contained in this Agreement, neither Parent nor the Merger Subsidiary is making and has made, and no other Person is making or has made on behalf of Parent or Merger Subsidiary, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby, and no Person is authorized to make any such representations and warranties on behalf of Parent or Merger Subsidiary.

ARTICLE 6
Covenants of the Company

The Company agrees that:

Section 6.01. Conduct of the Company. From the date hereof until the Effective Time, except (w) as expressly required by this Agreement, (x) as set forth in Section 6.01 of the Company Disclosure Schedule, (y) as required by Applicable Law or any applicable Collective Bargaining Agreement made available to Parent prior to the date hereof, or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all of its Permits required to carry on the business as currently conducted, (iii) keep available the services of its directors, officers, and Key Employees, (iv) maintain satisfactory relationships with its customers, lenders, suppliers and others having significant business relationships with it and (v) maintain existing insurance policies or materially comparable replacement policies. Without limiting the generality of the foregoing, except (w) as expressly required by this Agreement, (x) as set forth in Section 6.01 of the Company Disclosure Schedule, (y) as required by Applicable Law or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned, except with respect to Sections 6.01(a), (b), (c), (e), (j), (l)(i) or (n)), the Company shall not, and shall not permit any of its Subsidiaries to:

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(a)          amend its certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);

(b)          (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends by any of its wholly owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, any Company Securities or any Company Subsidiary Securities;

(c)          (i) issue, sell or otherwise deliver, or authorize the issuance, sale or other delivery of, any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any Shares upon the exercise of Company Stock Options or purchase rights under the ESPP, in each case that are outstanding on the date hereof in accordance with their terms on the date hereof, (B) any Shares upon the vesting of Company RSUs that are outstanding on the date hereof in accordance with their terms on the date hereof and (C) any Company Subsidiary Securities to the Company or any other wholly owned Subsidiary of the Company, or (ii) amend any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);

(d)          incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget set forth in Section 6.01(d) of the Company Disclosure Schedule and (ii) any unbudgeted capital expenditures not to exceed $250,000 individually or $1,000,000 in the aggregate;

(e)          (i) merge or consolidate with any other Person, (ii) acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than, in the case of clause (ii), (A) supplies or inventory in the ordinary course of business consistent with past practice and (B) as required by Contracts specifically disclosed on Section 4.20(a)(i) or Section 4.20(a)(v) of the Company Disclosure Schedule, or (iii) adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring;

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(f)          sell, lease, license or otherwise transfer or dispose of, create or incur any Lien (other than Permitted Liens) on, or otherwise abandon, permit to lapse or fail to maintain any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses (in each case, including the Owned Intellectual Property Rights and the Licensed Intellectual Property Rights), other than (i) sales of inventory or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales, leases, licenses or other dispositions of assets in the ordinary course of business consistent with past practice (x) with a fair market value not in excess of $1,000,000 in the aggregate and (y) that are not otherwise material to the business of the Company or its Subsidiaries as currently conducted or as proposed to be conducted, or (iii) Contracts specifically disclosed on Section 4.20(a)(i) or Section 4.20(a)(v) of the Company Disclosure Schedule;

(g)          make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) loans, advances or capital contributions to, or investments in, wholly owned Subsidiaries of the Company or (ii) advances to its employees in respect of travel or other related business expenses, in each case in the ordinary course of business consistent with past practice;

(h)          create, incur, assume, suffer to exist or otherwise become liable with respect to any indebtedness for borrowed money or guarantees thereof (including through borrowings under any of the Company’s existing credit facilities), or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, other than (i) indebtedness for borrowed money to finance working capital needs incurred in the ordinary course of business through borrowings under the Company’s existing credit facilities as of the date hereof (and subject to prepayment without notice, premium or penalty) in an aggregate amount not to exceed $2,500,000 and (ii) any indebtedness for borrowed money among the Company and its wholly owned Subsidiaries, or among the Company’s wholly owned Subsidiaries, in the ordinary course of business consistent with past practice;

(i)          (i) enter into (including by amendment of any Contract such that such Contract becomes a Material Contract), amend or modify in any material respect, or renew any Material Contract, (ii) waive, release or assign, or fail to exercise or pursue, any material rights, claims or benefits of the Company or any of its Subsidiaries under any Material Contract or (iii) voluntarily accelerate, terminate or cancel any Material Contract.

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(j)          except as required by the terms of an Employee Plan as in effect on the date hereof, (i) grant any severance, retention or termination pay to, or enter into or amend any severance, retention, termination, employment, consulting, bonus, change in control or severance agreement or arrangement with, any current or former Service Provider, (ii) increase the compensation or benefits provided to any current or former Service Provider (other than reasonable, market-based increases in base compensation in the ordinary course of business consistent with past practice for employees who are not Key Employees), (iii) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider, (iv) establish, adopt, enter into or amend in any material respect any Employee Plan or Collective Bargaining Agreement, (v) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit, to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or 4999 of the Code, (vi) hire any employees who would be Key Employees except to fill a vacancy or (vii) terminate the employment of any Key Employee other than for cause;

(k)          change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, as agreed to by its independent public accountants;

(l)          pay, discharge, compromise, settle or satisfy (or cause any insurer to pay, discharge, compromise, settle or satisfy), or offer to pay, discharge, compromise, settle or satisfy, (i) any stockholder litigation or dispute against the Company, any of its Subsidiaries or any of their officers or directors (whether relating to this Agreement or otherwise), (ii) any Proceeding (except immaterial matters in the ordinary course of business) or (iii) any other liabilities or obligations (whether accrued, contingent, absolute, known, unknown, determined, determinable or otherwise) other than, in the case of this clause (iii), the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms as in effect on the date of this Agreement, of claims, liabilities or obligations (x) reserved against in the Company’s most recent financial statements (including the notes thereto) included in the Company SEC Documents (for amounts not in excess of such reserves) as of the date hereof, (y) incurred since the date of such financial statements in the ordinary course of business consistent with past practice (other than the fees and expenses of the Company Financial Advisor and other transaction costs related to this Agreement and the transactions contemplated hereunder) or (z) in an amount less than $200,000 in the aggregate;

(m)          make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, amend any material Tax Return, claim any material Tax refund, enter into any closing agreement relating to any material Tax, settle or compromise any material Tax claim, audit or assessment, surrender any right to claim a material Tax refund, offset or other reduction in Tax liability, or consent to any extension of waiver of the statute of limitations period applicable to any material Tax claim or assessment;

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(n)          knowingly take any action that would result in any condition to closing set forth in Section 9.02(a)(i) not to be satisfied as of the Effective Time; or

(o)          agree, resolve by action of the Company Board, or commit to do any of the foregoing.

Section 6.02. Stockholder Meeting; Proxy Material. (a) The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable after the SEC or its staff advises that it has no further comments on the Company Proxy Statement or that the Company may commence mailing of the Company Proxy Statement for the purpose of voting on the approval and adoption of this Agreement and the Merger and shall comply with all Applicable Law with respect to such meeting and the solicitation of proxies in connection therewith. The Company Board shall, subject to Section 6.04(a)(ii)(B), make the Company Board Recommendation and not effect an Adverse Recommendation Change.

(b)          Subject to Section 6.04(a)(ii)(B), the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval.

(c)          Any adjournment, delay or postponement of the Company Stockholder Meeting shall require the prior written consent of the Parent; provided, however, that the Company shall be permitted to adjourn, delay or postpone the Company Stockholder Meeting (i) for the absence of a quorum, (ii) after consultation with Parent, solely to the extent necessary to ensure that any legally required supplement or amendment to the Company Proxy Statement is provided to the stockholders of the Company with adequate time to review, or (iii) once for a period not to exceed 20 calendar days (but prior to the date that is two Business Days prior to the End Date) to solicit additional proxies necessary to obtain the Company Stockholder Approval. Parent may require the Company to adjourn, delay or postpone the Company Stockholder Meeting once for a period not to exceed 20 calendar days (but prior to the date that is two Business Days prior to the End Date) to solicit additional proxies necessary to obtain the Company Stockholder Approval. Once the Company has established a record date for the Company Stockholder Meeting, the Company shall not change such record date or establish a different record date for the Company Stockholder Meeting without the prior written consent of Parent, unless required to do so by Applicable Law or the Company’s organizational documents. Without the prior written consent of Parent, the adoption of this Agreement and the transactions contemplated hereby (including the Merger) shall be the only matter (other than matters of procedure and matters required by Applicable Law to be voted on by the Company’s stockholders in connection with the approval of this Agreement and the transactions contemplated hereby) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholder Meeting.

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Section 6.03. Access to Information. From the date hereof until the earlier of the termination of this Agreement and the Effective Time, and subject to Applicable Law and the Confidentiality Agreement, the Company shall (a) give Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, assets, books and records of the Company and its Subsidiaries upon reasonable prior notice, (b) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (c) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company and its Subsidiaries to cooperate with Parent in its reasonable investigation of the Company and its Subsidiaries; provided, however, that the Company may restrict the foregoing access and the disclosure of information pursuant to this Section 6.03 to the extent that (A) any Applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such properties or information or (B) disclosure of any such information or document would result in the loss of attorney-client privilege; provided, further, that, with respect to clauses (A) and (B) of this Section 6.03, the Company shall use its commercially reasonable efforts to (1) develop an alternative to providing such information that is reasonably acceptable to Parent or (2) enter into a joint defense agreement or implement such other techniques if the parties determine that doing so would reasonably permit the disclosure of such information without violating such privilege. Any investigation pursuant to this Section 6.03 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. No information or knowledge obtained in any investigation pursuant to this Section 6.03 shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

Section 6.04. No Solicitation; Other Offers.

(a)          (i) General Prohibitions. Neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors (“Representatives”) to, directly or indirectly, (A) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (B) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, knowingly assist, participate in, facilitate or encourage any effort by any Third Party that has made, is seeking to make or could be reasonably expected to make an Acquisition Proposal, (C) fail to make, withdraw or modify in a manner adverse to Parent the Company Board Recommendation (or recommend an Acquisition Proposal or knowingly take any action or make any statement inconsistent with the Company Board Recommendation) (any of the foregoing in this clause (C), an “Adverse Recommendation Change”), (D) fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, (E) approve any business combination under the New Jersey Shareholders’ Protection Act or (F) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal. It is agreed that any violation of the restrictions on the Company set forth in this Section by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section by the Company.

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(ii)         Exceptions. Notwithstanding Section 6.04(a)(i), at any time prior to the receipt of the Company Stockholder Approval:

(A)         the Company, directly or indirectly through its Representatives, may (1) engage in negotiations or discussions with any Third Party and its Representatives that, subject to the Company’s compliance with Section 6.04(a)(i), has made after the date of this Agreement a bona fide, written Acquisition Proposal that the Company Board reasonably believes is or is reasonably likely to lead to a Superior Proposal and (2) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with such Third Party with terms in all material respects no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that, subject to the provisions of the Confidentiality Agreement providing for automatic amendment of the Standstill (as defined therein), such confidentiality agreement need not contain any “standstill” provisions); provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party; and

(B)         subject to compliance with Section 6.04(a)(iv), the Company Board may, (i) if an Intervening Event has occurred or in response to a Superior Proposal, make an Adverse Recommendation Change or (ii) in response to a Superior Proposal, following an Adverse Recommendation Change in accordance with this Agreement, cause the Company to terminate this Agreement in accordance with Section 10.01(d)(ii) in order to concurrently with or immediately after such termination, enter into a definitive agreement providing for such Superior Proposal; provided that concurrently with any such termination, the Company pays to Parent the Termination Fee required by Section 11.04;

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in each case referred to in the foregoing clauses (A) and (B) only if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under the NJBCA.

In addition, nothing contained herein shall prevent the Company Board from complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is consistent with this Section 6.04; provided that any such action taken or statement made that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Company Board reaffirms the Company Board Recommendation in such statement or in connection with such action. It is understood and agreed that any factually accurate public statement by the Company that merely describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto and contains a “stop, look and listen” communication (including pursuant to Rule 14d-9(f) promulgated under the 1934 Act) shall not constitute an Adverse Recommendation Change. The engagement in discussion and negotiation or furnishing of information in accordance with Section 6.04(a)(ii)(A) shall not, in themselves, constitute an Adverse Recommendation Change.

(iii)        Required Notices. The Company shall notify Parent promptly (but in no event later than 48 hours) after receipt by the Company (or any of its Representatives) of any Acquisition Proposal, any meaningful indication that a Third Party is considering making an Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that has made, is seeking to make or could reasonably be expected to make an Acquisition Proposal, and the Company Board shall not take any of the actions referred to in Section 6.04(a)(ii)(A) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. The Company shall keep Parent reasonably informed, on a reasonably prompt and timely basis, of the status and material details of any such Acquisition Proposal, indication or request. The Company shall provide such notice orally and in writing and shall identify the Third Party making, and the terms and conditions of, any Acquisition Proposal. Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of the Company’s compliance with this Section 6.04(a)(iii).

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(iv)        “Last Look”. The Company Board shall not make an Adverse Recommendation Change pursuant to Section 6.04(a)(ii)(B) or exercise its termination rights pursuant to Section 10.01(d)(ii) unless (A) (i) if Company Board has determined that an applicable Acquisition Proposal constitutes a Superior Proposal, the Company promptly provides written notice to Parent at least five Business Days (or two Business Days, in the case of an amended, supplemented or modified Acquisition Proposal) before taking such action of its intention to do so with a description of the material terms of such Acquisition Proposal, including the most current version of the proposed agreement under which such Acquisition Proposal is proposed to be consummated and the identity of the Third Party making the Acquisition Proposal (such notice, the “Superior Proposal Notice”) or (ii) upon the occurrence of an Intervening Event, the Company promptly provides written notice to Parent at least five Business Days before taking such action of its intention to do so with a description of such Intervening Event (such notice, the “Intervening Event Notice”), and (B) a period commencing on the date that the Intervening Event Notice or Superior Proposal Notice, as applicable, is deemed received by Parent pursuant to Section 11.01 and ending at 5:00 p.m. Eastern time on the fifth Business Day or second Business Day thereafter, as applicable (the “Notice Period”) has elapsed and Parent has not made a written proposal to amend the terms of this Agreement to, as applicable, cause the Intervening Event to no longer form a valid basis for the Company Board to effect an Adverse Recommendation Change pursuant to Section 6.04(a)(ii)(B) or to be at least as favorable to the stockholders of the Company as such Acquisition Proposal, as applicable. It is understood that, in the case of any action intended to be taken in circumstances involving or relating to an Acquisition Proposal, any amendment to the financial terms or other material terms of such Acquisition Proposal shall require a new written notification from the Company under this Section 6.04(a)(iv) and any material change to an Intervening Event shall be deemed to be a new Intervening Event and result in a new Notice Period. The Company agrees that, during the Notice Period, the Company and its Representatives shall negotiate in good faith with Parent and its Representatives regarding any revisions proposed by Parent to the terms of the transactions contemplated by this Agreement.

(b)          Definition of Superior Proposal. For purposes of this Agreement, “Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (replacing references to “25%” in the definition of Acquisition Proposal with “more than 50%”) on terms that the Company Board determines in good faith, after considering the advice of an outside financial advisor of nationally recognized reputation and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal is more favorable and provides greater value to the Company’s stockholders than is provided hereunder (taking into account any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.04(a)(iv)), and which the Company Board determines is reasonably likely to be consummated in a timely manner and for which financing, if a cash transaction (whether in whole or in part), is then fully committed by reputable financing sources or reasonably determined to be available by the Company Board.

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(c)          Obligation of the Company to Terminate Discussions. The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal and shall use its reasonable best efforts to cause any such Third Party (together with its Representatives) that has executed a confidentiality agreement within the 24-month period prior to the date hereof and that is in possession of confidential information heretofore furnished by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contain, reflect or analyze that information) to return or destroy all such information as promptly as practicable. The Company represents and warrants to Parent that, during the 24-month period prior to the date hereof, neither it nor any of its Subsidiaries has granted any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries.

Section 6.05. Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Shares (including derivative securities with respect to such Shares) in connection with the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 6.06. Stock Exchange Delisting; 1934 Act Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Law and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the Shares from Nasdaq and the deregistration of the Shares and other Company Securities under the 1934 Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Closing Date.

Section 6.07. Takeover Statutes. The Company shall, to the extent permitted by Applicable Law, use its reasonable best efforts (a) to take all actions necessary so that no “control share acquisition,” “fair price,” “moratorium” or other antitakeover or similar statute or regulation becomes applicable to the transactions contemplated by this Agreement and (b) if any such antitakeover or similar statute or regulation becomes applicable to the transactions contemplated by this Agreement, to take all actions necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated herein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.

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Section 6.08. Stockholder Litigation. From and after the date hereof, each party hereto shall promptly advise the other parties orally and in writing of any Proceedings (including derivative claims) commenced or, to the knowledge of such party, threatened against such party and/or its directors or executive officers relating to this Agreement, the Merger and/or the other transactions contemplated hereby and shall keep the other party fully informed regarding any such Proceeding. The Company shall give Parent (at Parent’s expense) the opportunity to participate in (but not control) the defense or settlement of any such Proceeding and shall give due consideration to Parent’s views with respect thereto. The Company shall not agree to any settlement of any such Proceeding without Parent’s prior written consent.

ARTICLE 7
Covenants of Parent

Parent agrees that:

Section 7.01. Obligations of Merger Subsidiary. Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 7.02. Approval by Sole Stockholder of Merger Subsidiary. Immediately following the execution of this Agreement by the parties, Parent shall cause the sole stockholder of Merger Subsidiary, in its capacity as such, to adopt this Agreement and approve the Merger, in accordance with the DGCL.

Section 7.03. Voting of Shares. Parent shall vote (or cause to be voted) any Shares beneficially owned by it or any of its Subsidiaries in favor of adoption of this Agreement at the Company Stockholder Meeting.

Section 7.04. Indemnification; Directors’ and Officers’ Insurance. (a) Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

(i)          for six years after the Effective Time, subject to any limitation imposed from time to time under Applicable Law, maintain in effect provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time in favor of the present and former officers and directors of the Company (each, an “Indemnified Person”) that are no less advantageous to the Indemnified Persons than the corresponding provisions in existence on the date of this Agreement; and

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(ii)         for six years after the Effective Time (and until the final resolution of any matter for which indemnification is first sought hereunder prior to the date which is six years after the Effective Time), indemnify and hold harmless each Indemnified Person against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, penalties, losses, claims, damages or liabilities, including amounts paid in settlement or compromise (collectively, “Costs”) incurred in connection with any Proceeding arising out of or pertaining to matters relating to such Indemnified Person’s service as a director or officer of the Company existing or occurring at or prior to the Effective Date, whether asserted or claimed prior to, at or after the Effective Date, to the fullest extent permitted under Applicable Law (and Parent or the Surviving Corporation shall also advance such expenses as incurred to the fullest extent permitted under Applicable Law, provided that the Indemnified Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification); and

(iii)        continue to maintain in effect for six years after the Effective Time the Company’s directors’ and officers’ insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the D&O Insurance in effect as of the date hereof; provided that the Surviving Corporation may satisfy its obligation under this Section 7.04(a) by (A) purchasing comparable D&O Insurance for such six-year period or (B) causing the Company to obtain, on or prior to the Closing Date, prepaid (or “tail”) directors’ and officers’ liability insurance policy at Parent’s expense, in each case with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the D&O Insurance in effect as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount (or, in the case of a prepaid policy described in clause (B), an aggregate amount) in excess of 300% of the annual premium the Company paid in its last full fiscal year, which amount is set forth in Section 7.04(a)(ii) of the Company Disclosure Schedule; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

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(b)          If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, Parent shall make proper provision so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.04.

(c)          The rights of each Indemnified Person under this Section 7.04 shall be in addition to any rights such Indemnified Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, the NJBCA or any other Applicable Law, or any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.

(d)          Notwithstanding anything herein to the contrary, if any Proceeding (whether arising before, at or after the Effective Time) is made against any Indemnified Person, on or prior to the sixth anniversary of the Effective time, the provisions of this Section 7.04 shall continue in effect until the final disposition of such Proceeding.

(e)          The provisions of this Section 7.04 are (i) intended to be for the benefit of, and will be enforceable by, each Indemnified Person, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise. Parent shall pay all expenses, including reasonable attorneys’ fees, that may be incurred by the Persons referred to in this Section 7.04(e) in connection with their successful enforcement of their rights provided in this Section 7.04.

Section 7.05. Employee Matters. (a) Each employee of the Company or any of its Subsidiaries as of the Effective Time who continues employment with the Surviving Corporation or any of its Affiliates is referred to herein as a “Continuing Employee,” each Continuing Employee who is located primarily within the United States is referred to herein as a “US Employee,” and each Continuing Employee who is not a US Continuing Employee is referred to herein as a “Non-US Employee”. For the period ending December 31, 2015 (or, if shorter, during the period of employment), Parent shall provide (or cause to be provided) to each US Employee a level of base compensation and employee benefits (other than cash incentive or equity or equity-based compensation) that is substantially similar in the aggregate to the level of base compensation and employee benefits (other than cash incentive or equity or equity-based compensation) provided to such US Employee as of immediately prior to the Effective Time under the US Plans listed in Section 4.17(a) of the Company Disclosure Schedule. For the period ending December 31, 2014 (or, if shorter, during the period of employment), Parent shall provide (or cause to be provided) to each Non-US Employee a level of base compensation and employee benefits (other than cash incentive or equity or equity-based compensation) that is substantially similar in the aggregate to the level of base compensation and employee benefits (other than cash incentive or equity or equity-based compensation) provided to such Non-US Employee as of immediately prior to the Effective Time under the International Plans listed in Section 4.17(a) of the Company Disclosure Schedule.

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(b)          Following the Effective Time, Parent shall provide (or cause to be provided) to each Continuing Employee full credit for prior service with the Company and its Subsidiaries for purposes of vesting and eligibility to participate in employee benefit plans maintained by Parent or its Subsidiaries for which the Continuing Employee is otherwise eligible to participate (but such service credit shall not be provided for benefit accrual purposes, except for vacation and severance and employer contributions under 401(k) savings plans, as applicable, except, in the case of any Non-US Employee, to the extent that such service credit is required by Applicable Law or an applicable Collective Bargaining Agreement). In no event shall anything contained in this Section 7.05(b) result in any duplication of benefits for the same period of service. In addition, Parent shall use commercially reasonable efforts to (A) waive, or cause to be waived, any limitations on benefits relating to pre-existing conditions to the same extent such limitations are waived under any comparable plan of the Company or its Subsidiaries applicable to such Continuing Employee prior to the Effective Time and (B) recognize (or cause to be recognized), for purposes of annual deductible and out-of-pocket limits under its medical and dental plans, deductible and out-of-pocket expenses paid by Continuing Employees in the calendar year in which the Effective Time occurs.

(c)          The Company shall take all actions that are necessary to cause each Employee Plan that provides for annual cash bonuses for the performance period that is scheduled to end on March 31, 2015 to provide instead that, contingent on the occurrence of the Closing, such performance period shall end on the later of September 30, 2014 and the Closing Date, and as soon as practicable following the later of September 30, 2014 and the Effective Time, Parent shall pay to each Continuing Employee who is then employed with the Company or any of its Subsidiaries a cash bonus for such shortened performance period in an amount determined in accordance with Section 7.05(c) of the Company Disclosure Schedule; provided that the foregoing shall apply in the case of each Non-US Employee only to the extent allowable by Applicable Law or an applicable Collective Bargaining Agreement.

(d)          Unless otherwise directed in writing by Parent at least five Business Days prior to the Effective Time, the Company shall take all actions that are necessary to cause each Employee Plan set forth in Section 7.05(d) of the Company Disclosure Schedule to terminate effective as of no later than immediately prior to the Effective Time. All resolutions, notices or other documents issued, adopted or executed in connection with the implementation of this Section 7.05(d) shall be subject to Parent’s prior review and approval. The Company shall promptly provide all information about the Continuing Employees’ participation in the Employee Plans (including without limitation regarding elections) that Parent reasonably requests to permit Parent to meet its obligations pursuant to this Section 7.05.

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(e)          Promptly after the date hereof, the Company shall take all actions necessary to provide that: (i) no individual who is not a Participant in the Deferred Compensation Plan as of immediately prior to the date hereof shall become a Participant in the Deferred Compensation Plan on or after the date hereof; provided that such restriction shall not apply with respect to any individual who after the date hereof is hired without violating the restriction set forth in Section 6.01(j)(v) to replace an individual who is a Participant on the date thereof and whose employment terminates after the date hereof without violating the restriction set forth in Section 6.01(j)(vi), (ii) no Participant shall defer any Company RSUs under the Deferred Compensation Plan, (iii) no Employer Credits shall be credited to the Deferred Compensation Account of any Participant under the Deferred Compensation Plan on or after the date hereof, (iv) no Trust Assets shall be contributed to the Trust on or after the date, hereof, (v) if any Trust Assets are held in the Trust on the date hereof, the amount of such Trust Assets that exceeds the Deferred Compensation Plan Liability, in each case as determined in accordance with GAAP as of such date, shall be promptly returned to the Company in accordance with Section 1(g) of the Trust Agreement and (vi) the Deferred Compensation Plan and the Trust Agreement shall not be materially amended on or after the date hereof except as required to give effect to the terms set forth in this Section 7.05(e).

(f)          Without limiting the generality of Section 11.06(a), nothing in this Section 7.05, express or implied, (i) is intended to or shall confer upon any Person other than the parties hereto, including any current or former Service Provider, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, (ii) shall establish, or constitute an amendment, termination or modification of, or an undertaking to amend, establish, terminate or modify, any benefit plan, program, agreement or arrangement, (iii) shall alter or limit the ability of Parent or any of its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (iv) shall create any obligation on the part of Parent or its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to employ or engage any Service Provider for any period following the Effective Time.

ARTICLE 8
Covenants of Parent and the Company

The parties hereto agree that:

Section 8.01. Reasonable Best Efforts.

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(a)          Subject to the terms and conditions of this Agreement, the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement, including (i) preparing and filing as promptly as practicable with any Governmental Authority all documentation to effect all necessary Filings and (ii) obtaining and maintaining all licenses, authorizations, permits, consents, approvals, clearances, variances, exemptions and other confirmations required to be obtained from any Governmental Authority or other Third Party to consummate the transactions contemplated by this Agreement (including receipt of the Required Approvals); provided that the parties hereto understand and agree that (A) in connection with seeking expiration or termination of any applicable waiting period under the HSR Act or clearance under Competition Law of Germany and Austria relating to the Merger, Parent and Merger Subsidiary shall not be required to (1) divest or otherwise hold separate (including by establishing a trust), or take, cause to be taken or refrain from taking any other action (or otherwise agreeing to do any of the foregoing) with respect to, any of its or the Surviving Corporation’s or any of their respective Affiliates’ businesses, assets or properties, (2) enter into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Authority in connection with the transactions contemplated hereby, or (3) agree to do any of the foregoing, (B) in connection with seeking any other Required Approval, Parent and Merger Subsidiary shall not be required to (1) divest or otherwise hold separate (including by establishing a trust) any of its or the Surviving Corporation’s or any of their respective Affiliates’ businesses, assets or properties, (2) take any actions that (x) would reasonably be expected to have an adverse and material effect on control of any of the Parent’s or the Company’s Subsidiaries in the relevant jurisdiction or (y) would reasonably be expected to result in costs or losses to Parent, the Surviving Corporation or any of their respective Affiliates in the aggregate in excess of $10,000,000, or (3) agree to do any of the foregoing, and (C) neither the Company nor any of its Subsidiaries shall be required to (unless such action is binding on the Company or any of its Subsidiaries only in the event the Effective Time occurs), and neither the Company nor any of its Subsidiaries shall without Parent’s prior written consent, take any of the actions described in the foregoing clauses (A)(1) through (3) or clauses (B)(1) and (3); provided, further, that the parties hereto agree that “reasonable best efforts” as used in this Section 8.01(a) shall include litigating or defending against any Proceeding by any Governmental Authority challenging this Agreement or the consummation of the Merger.

(b)          In furtherance and not in limitation of the foregoing, each of Parent and the Company shall, as promptly as practicable (and in any event within seven Business Days) after the date hereof, (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby and (ii) make all other Filings necessary or appropriate under Competition Law of Germany and Austria in connection with the transactions contemplated hereby. Parent shall pay all administrative filing fees associated with the Filings described in this Section 8.01(b). Subject to Section 8.01(a), each of Parent and the Company shall use its reasonable best efforts to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or such Competition Law and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or such Competition Law, or the receipt of any requisite clearances and approvals under such Competition Law, as soon as practicable.

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(c)          In furtherance and not in limitation of the foregoing, Merger Subsidiary and the Company shall assemble all appropriate information regarding the transactions contemplated by this Agreement and their respective business and ownership, in each case as necessary to complete and submit (i) a draft joint notification to CFIUS (the “Draft Notice”) with respect to the transactions contemplated hereby within ten Business Days of the date hereof (or such later date as mutually agreed by the parties, such agreement not to be unreasonably withheld, conditioned or delayed) and (ii) a final joint notification to CFIUS (the “Final Notice”) with respect to the transactions contemplated hereby within five Business Days of receipt of any comments from CFIUS on the Draft Notice. Merger Subsidiary shall take the lead in preparing the Draft Notice and the Final Notice, provided that neither the Draft Notice nor the Final Notice shall be submitted to CFIUS without the mutual written consent of the Merger Subsidiary and the Company. Merger Subsidiary shall provide a timely response to any post-filing requests from CFIUS or any Governmental Authority for additional information relating to its or its Affiliates’ businesses or ownership, as well as representations or proposed agreements by the Merger Subsidiary or Parent. The Company shall provide a timely response to any post-filing requests from CFIUS or any Governmental Authority for additional information relating to its businesses or ownership, as well as representations by the Company. Subject to Section 8.01(a), each of Parent, Merger Subsidiary and the Company shall use their respective reasonable best efforts to take all other actions necessary to cause the satisfaction of the CFIUS Condition, the DDTC Condition and the MINEFI Condition. In furtherance and not in limitation of the foregoing, Merger Subsidiary and the Company shall, in compliance with the relevant provisions of ITAR, 22 C.F.R. §122.4(a)(2), cause Tyco Electronics Corporation and the Company, respectively, each to notify DDTC of the transactions contemplated herein within five days of the Closing.

(d)          Parent shall notify the transaction to MINEFI pursuant to Articles L. 151-3 and R. 153-1 et seq. of the French Monetary and Financial Code. The Company shall cooperate with Parent and/or Merger Subsidiary in all reasonable respects in connection with such notification. In furtherance and not in limitation of the foregoing, subject to Section 8.01(a), the Company and/or MEAS France shall use reasonable best efforts (i) to provide to Parent, Merger Subsidiary and/or Parent’s advisors in a timely manner such documents, assistance and information as is necessary for Parent and/or Merger Subsidiary to make the relevant filings and respond to any follow-up requests made by MINEFI and/or DGA, (ii) to prepare and attend meetings with MINEFI and/or DGA, as deemed advisable by Parent, and (iii) to review and assist in the negotiation of the conditions or undertakings, if any, that may be requested by MINEFI and/or DGA in order to satisfy the MINEFI Condition; provided that (A) the filing shall not be submitted by Parent to MINEFI without prior review by, and consent of, the Company (such consent not be unreasonably withheld, conditioned or delayed) and (B) Parent shall inform MINEFI in writing (and orally) that any additional information requests regarding MEAS France must be directed to the individual set forth on Section 8.01(d) of the Company Disclosure Schedule or such other employee of the Company and MEAS France determined by the Company in its sole discretion, with a copy to Parent; provided, further, that Parent shall coordinate any and all communications with MINEFI and/or DGA and therefore any such communications made by Company, MEAS France or any of their Representatives shall be subject to Parent’s prior written approval.

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(e)          In furtherance and not in limitation of the foregoing, Parent shall submit a written notification to the German Federal Ministry of Economic Affairs and Energy pursuant to Section 4 of the Foreign Trade and Payments Act and Sections 55 through 59 of the Foreign Trade and Payments Ordinance regarding the transactions contemplated by this Agreement within ten Business Days of the date hereof (or such later date as mutually agreed by the parties, such agreement not to be unreasonably withheld, conditioned or delayed); provided that the notification shall not be submitted by Parent to the German Federal Ministry of Economic Affairs and Energy without prior review by, and consent of, the Company (such consent not be unreasonably withheld, conditioned or delayed). The Company shall reasonably cooperate with Parent in connection with such notification.

(f)          To the extent permitted by Applicable Law, each of Parent and the Company shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any Filing and in connection with any investigation or other inquiry, including any Proceeding initiated by a private party, (ii) promptly inform the other party of any Filing or communication received from, or intended to be given to, any Governmental Authority and of any material communication received or intended to be given in connection with any Proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and prior to submitting any Filing, substantive written communication, correspondence or other information or response by such party to any Governmental Authority (or members of the staff of any Governmental Authority) or in connection with any Proceeding by a private party, the submitting party shall permit the other party and its counsel the opportunity to review as reasonably in advance as practicable under the circumstances, and consider in good faith the comments of the other party in connection with any such Filing, communication or inquiry and further each of the Company and Parent shall furnish each other with a copy of any Filing, communication or, if in written form, inquiry, it or any of its Affiliates makes to or receives from any Governmental Authority or in connection with any Proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and (iii) consult with each other in advance of any meeting or conference with any such Governmental Authority or, in connection with any Proceeding by a private party, with any other Person, and to the extent reasonably practicable, give the other party the opportunity to attend and participate in such meetings and conferences.

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(g)          The Company shall reasonably cooperate with, and use its commercially reasonable efforts to cause its Representatives to reasonably cooperate with, Parent and its financing sources in connection with the arrangement of financing related to the transactions contemplated by this Agreement. Such cooperation shall include, to the extent both reasonably requested by Parent and reasonably required in connection with such financing, (a) furnishing Parent and its financing sources with financial and other pertinent information regarding the Company and its Subsidiaries, (b) providing direct contact between prospective financing sources and the officers of the Company and its Subsidiaries, (c) providing assistance in preparation of confidential information memoranda, preliminary offering memoranda, financial information and other materials to be used in connection with obtaining such financing, (d) cooperation with the marketing efforts of Parent and its financing sources for such financing, (e) providing assistance in extinguishing existing indebtedness of the Company and its Subsidiaries and releasing liens securing such indebtedness, in each case to take effect at the Effective Time, (f) cooperation with respect to matters relating to pledges of collateral to take effect at the Effective Time in connection with such financing, (g) assisting Parent in obtaining legal opinions to be delivered in connection with such financing and (h) assisting Parent in securing the cooperation of the independent accountants of the Company and its Subsidiaries; provided that (i) such requested cooperation shall not unreasonably interfere with or disrupt the ongoing operations of the Company and its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries shall be required to take any action that would subject them to any liability or to pay any commitment or other similar fee in connection with such financing prior to the Effective Time unless reimbursed or indemnified by Parent to the reasonable satisfaction of the Company and (iii) neither the Company nor any of its Subsidiaries shall be required to enter into any credit agreement, security agreement or other agreement in connection with the arrangement of financing related to the transactions contemplated by this Agreement or take any action that would encumber any of its assets that would be effective prior to the Effective Time.

Section 8.02. Certain Filings. The Company and Parent shall cooperate with one another (a) in determining whether any action by or in respect of, or Filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Contracts in connection with the consummation of the transactions contemplated by this Agreement and (b) subject to Section 8.01(a), in taking such actions or making any such Filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

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Section 8.03. Company Proxy Statement. (a) As promptly as reasonably practicable (and in any event within 15 Business Days after the date hereof), the Company shall prepare and file the Company Proxy Statement with the SEC. The Company shall use its reasonable best efforts to cause the Company Proxy Statement to be cleared by the SEC as soon as reasonably practicable after the date hereof and to be mailed to its shareholders as promptly as practicable thereafter. The Company shall cause the Company Proxy Statement, and any amendments or supplements thereto, to comply in all material respects with the rules and regulations promulgated by the SEC under the 1934 Act; provided that no covenant is made by the Company with respect to information provided by Parent or Merger Subsidiary or any of their Representatives specifically for use or incorporation by reference in the Company Proxy Statement. The Company shall include in the Company Proxy Statement (i) subject to the consent of the Company Financial Advisor, the written opinion of the Financial Advisor referred to in Section 4.22, and (ii) unless an Adverse Recommendation Change shall have occurred, the Company Board Recommendation.

(b)          Parent and its counsel shall be given a reasonable opportunity to review and comment on the Company Proxy Statement (including the preliminary and definitive versions thereof) before the Company Proxy Statement (or any amendment thereto) is filed with the SEC, and the Company shall give reasonable and good faith consideration to any comments made by Parent and its counsel. The Company shall provide Parent and its counsel with (i) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Company Proxy Statement promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the Company’s response to those comments and to provide comments on such response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any substantive discussions or meetings with the SEC.

(c)          Each of the Company and Parent will advise the other party, promptly after it receives notice thereof, of any request by the SEC for amendment of the Company Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If, at any time prior to the Effective Time, any information relating to the Company or Parent, or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Company Proxy Statement so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party hereto that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of the Company.

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(d)          Notwithstanding (x) any Adverse Recommendation Change, (y) the public proposal or announcement or other submission to the Company or any of its Representatives of an Acquisition Proposal or (z) anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with its terms, the obligations of the Company under this Section 8.03 shall continue in full force and effect.

Section 8.04. Public Announcements. The initial press release announcing the execution of this Agreement and the transactions contemplated hereby shall be a joint press release to be issued promptly following the execution and delivery hereof, the form of which has been agreed upon by the Company and Parent. Following such initial press release, Parent and the Company (a) shall consult with each other before issuing any press release, having any communication with the press (which or not for attribution), making any other public statement, or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby and (b) shall not issue any such press release, make any such other public statement or schedule any such press conference or conference call without such consultation; provided, however, that the restrictions set forth in this Section 8.04 shall not apply to any release or public statement (i) required by Applicable Law or any applicable listing authority (in which case the parties shall use commercially reasonable efforts to (x) consult with each other prior to making any such disclosure and (y) cooperate (at the other party’s expense) in connection with the other party’s efforts to obtain a protective order), (ii) made or proposed to be made by the Company in compliance with Section 6.04 with respect to the matters contemplated by Section 6.04 (or by Parent in response thereto) or (iii) in connection with any dispute between the parties regarding this Agreement, the Merger or the other transactions contemplated hereby.

Section 8.05. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 8.06. Notices of Certain Events. Each of the Company and Parent shall promptly notify the other of:

(a)          any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

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(b)          any notice or other communication received by the Company or any of its Affiliates or Parent or any of its Affiliates from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(c)          any Proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, (i) that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or (ii) that relate to this Agreement or the consummation of the transactions contemplated hereby;

(d)          any (i) inaccuracy of any representation or warranty of such party contained in this Agreement at any time during the term hereof or (ii) failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, in each case that would reasonably be expected to cause any of the conditions set forth in Article 9 to which the other party is entitled to the benefit not to be satisfied;

(e)          any event, condition, fact or circumstance that has a materially adverse impact on the likelihood that any of the conditions set forth in Article 9 to which the other party is entitled to the benefit will be satisfied prior to the End Date;

provided that the delivery of any notice pursuant to this Section 8.06 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

ARTICLE 9
Conditions to the Merger

Section 9.01. Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or (to the extent permissible under Applicable Law) waiver of the following conditions:

(a)          the Company Stockholder Approval shall have been obtained in accordance with the NJBCA; and

(b)          no Applicable Law shall prohibit or make illegal the consummation of the Merger, other than in connection with the expiration, termination or receipt of any Required Approval.

Section 9.02. Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or (to the extent permissible under Applicable Law) waiver of the following further conditions:

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(a)          (i) (A) the representations and warranties of the Company contained in Section 4.05 (other than the last sentence of Section 4.05(b) and the information set forth on Section 4.05 of the Company Disclosure Schedule with respect to the holder and date of grant) shall be true and correct in all but de minimis respects, (B) any of the representations and warranties of the Company contained in any of Sections 4.01, 4.02, 4.06, 4.08, 4.21, 4.22, 4.23 or 4.24 that are qualified as to materiality or Company Material Adverse Effect shall be true and correct in all respects and any such representations and warranties that are not so qualified shall be true and correct in all material respects, (C) the representation and warranties of the Company contained in Section 4.10(a)(ii) shall be true and correct in all respects, and (D) any of the other representations and warranties of the Company contained in this Agreement (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true and correct with, in the case of this clause (D) only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, in each case at and as of immediately prior to the Effective Time as if made at and as of such time (other than any such representation and warranty that by its terms addresses matters only as of another specified time, which shall be true and correct only as of such time), (ii) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time and (iii) Parent shall have received a certificate dated as of the Closing Date signed by an executive officer of the Company to the foregoing effect;

(b)          (i) any applicable waiting periods under the HSR Act shall have expired or been terminated, (ii) any required clearances, approvals and consents under Competition Law of Germany and Austria relating to the Merger shall have been received, (iii) the CFIUS Condition shall have been met, (iv) the DDTC Condition shall have been met and (v) the MINEFI Condition shall have been met (clauses (i) through (v) collectively, the “Required Approvals”), and no such Required Approval shall have expired, terminated or been received subject to, or conditioned upon, (x) any limitation on the ownership of the capital stock of the Company by Parent or any of its Affiliates or (y) any requirement that Parent, the Surviving Corporation or the Company or any of their respective Affiliates take any action that is not required to be taken (or permitted to be taken without Parent’s consent) pursuant to the terms of this Agreement, including Section 8.01(a); and

(c)          there shall not have been instituted any action, suit or proceeding by any Governmental Authority (that has not been dismissed or otherwise been resolved) seeking to make illegal or otherwise directly or indirectly to restrain or prohibit the consummation of the Merger (including Parent’s direct or indirect ownership of all of the Company’s and its Subsidiaries’ outstanding capital stock);

(d)          there shall not have occurred following the date of this Agreement any event, occurrence or development of a state of circumstances or facts which has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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Section 9.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or (to the extent permissible under Applicable Law) waiver of the following further conditions:

(a)          (i) (A) the representations and warranties of Parent contained in Sections 5.01 and 5.02 shall be true and correct in all material respects and (B) any of the other representations and warranties of Parent contained in this Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true and correct with, in the case of this clause (B) only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, in each case at and as of immediately prior to the Effective Time as if made at and as of such time (other than any such representation and warranty that by its terms addresses matters only as of another specified time, which shall be true and correct only as of such time), (ii) each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect; and

(b)          the Required Approvals shall have expired, been terminated or been received, as applicable.

ARTICLE 10
Termination

Section 10.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

(a)          by mutual written agreement of the Company and Parent;

(b)          by either the Company or Parent if:

(i)          the Merger has not been consummated on or before January 15, 2015 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time; or

(ii)         there shall be any Applicable Law that (A) prohibits or makes illegal the consummation of the Merger or (B) enjoins the Company, Parent or Merger Subsidiary from consummating the Merger, and in each case such Applicable Law shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement results in the existence of any fact or occurrence described in the foregoing clause (A) or (B); or

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(iii)        at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained;

(c)          by Parent if:

(i)          (A) an Adverse Recommendation Change shall have occurred or (B) at any time after public announcement of an Acquisition Proposal, the Company Board shall have failed to publicly reaffirm the Company Board Recommendation as promptly as practicable (but in any event within five Business Days) after receipt of any written request from Parent to do so;

(ii)         there shall have been an intentional and material breach of Section 6.02 or Section 6.04; or

(iii)        a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.02(a)(i) or (ii) not to be satisfied, and such breach or failure is incapable of being cured by the End Date or, if curable by the End Date, shall not have been cured by the Company within 30 days of receipt by the Company of written notice of such breach or failure.

(d)          by the Company:

(i)          if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.03(a)(i) or (ii) not to be satisfied, and such breach or failure is incapable of being cured by the End Date or, if curable by the End Date, shall not have been cured within 30 days of receipt by Parent of written notice of such breach or failure; or

(ii)         in order to enter into a definitive agreement providing for a Superior Proposal in accordance with this Agreement, including Section 6.04(a)(ii)(B) (provided that, concurrently with any such termination, the Company pays to Parent the Termination Fee as required by Section 11.04).

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The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 11.01(a)) shall give written notice of such termination to the other party.

Section 10.02. Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder or Representative of such party) to the other party hereto; provided that the termination of this Agreement shall not relieve or release any party from any liability arising out of or resulting from such party’s fraud or willful breach of this Agreement. The provisions of the Confidentiality Agreement, this Section 10.02 and Sections 11.01, 11.04, 11.07, 11.08 and 11.09 shall survive any termination hereof pursuant to Section 10.01.

ARTICLE 11
Miscellaneous

Section 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

(a)          if to Parent or Merger Subsidiary, to:

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland
Attention: General Counsel
Facsimile No.: +41 (0) 52 633 6699

with a copy to:

Tyco Electronics Corporation
1050 Westlakes Drive
Berwyn, PA 19312
Attention: General Counsel
Facsimile No.: (610) 893-9602

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: William H. Aaronson
Facsimile No.: (212) 701-5800

if to the Company, to:

Measurement Specialties, Inc.

1000 Lucas Way

70

Hampton, VA 23666

Attention: Frank Guidone, CEO

Facsimile No.: (757) 766-4297

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)
1201 West Peachtree Street
Suite 2800
Atlanta, Georgia 30309
Attention: Joseph B. Alexander, Jr.
Facsimile No.: (404) 682-7990

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 11.02. Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

Section 11.03. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under Applicable Law without such approval having first been obtained.

(b)          No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.04. Expenses.

(a)          General. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(b)          Termination Fee.

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(i)          If this Agreement is terminated by Parent pursuant to Section 10.01(c)(i) or Section 10.01(c)(ii) or by the Company pursuant to Section 10.01(d)(ii), then the Company shall pay to Parent in immediately available funds $22,900,000 (the “Termination Fee”), which Termination Fee shall be, in the case of a termination by Parent, payable within two Business Days after such termination and, in the case of a termination by the Company, payable concurrently with and as a condition to such termination.

(ii)         If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) (unless the Company Stockholder Approval has been obtained prior to such termination), Section 10.01(b)(iii) or by Parent pursuant to Section 10.01(c)(iii), (B) after the date of this Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced or otherwise communicated to the Company Board or its stockholders and (C) within 12 months following the date of such termination, the Company shall have entered into a definitive agreement with respect to or recommended to its stockholders an Acquisition Proposal or an Acquisition Proposal shall have been consummated, then the Company shall pay to Parent in immediately available funds, concurrently with the occurrence of the applicable event described in clause (C), the Termination Fee.

(c)          Other Costs and Expenses. The Company acknowledges that the agreements contained in this Section 11.04 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and Merger Subsidiary would not enter into this Agreement. Accordingly, if the Company fails promptly to pay any amount due to Parent pursuant to this Section 11.04, it shall also pay any costs and expenses incurred by Parent and its Affiliates in connection with a legal action to enforce this Agreement that results in a judgment against the Company for such amount, together with interest on the amount of any unpaid fee, cost or expense at the publicly announced prime rate of Citibank, N.A. from the date such fee, cost or expense was required to be paid to (but excluding) the payment date.

(d)          Parent agrees that, unless there has been an intentional and material breach of Section 6.04 or in the case of fraud, payment of the Termination Fee as provided in Section 11.04(b) shall be the sole and exclusive remedy of Parent upon termination of this Agreement under circumstances giving rise to an obligation of the Company to pay the Termination Fee and such remedy shall be limited to the Termination Fee. In no circumstances shall the Company be required to pay more than one termination fee pursuant to Section 11.04(b).

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Section 11.05. Company Disclosure Schedule, Company 10-K and Parent 10-K. (a) The parties hereto agree that any reference in a particular Section of the Company Disclosure Schedule shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the relevant party that are contained in the corresponding Section of this Agreement and (ii) other than with respect to any reference in Section 4.20(a) of the Company Disclosure Schedule, any other representations and warranties of such party that are contained in this Agreement, but only if the relevance of that reference as an exception to (or, as applicable, a disclosure for purposes of) such representations and warranties would be readily apparent to a reasonable person who has read that reference and such representations and warranties, without any independent knowledge on the part of the reader regarding the matter(s) so disclosed.

(b)          The parties hereto agree that any information contained in the Company 10-K (with respect to Article 4) or the Parent 10-K (with respect to Article 5) shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the Company’s or Parent’s representations and warranties, as the case may be, if the relevance of that information as an exception to (or, as applicable, a disclosure for purposes of) such representations and warranties would be readily apparent to a reasonable person who has read that reference and such representations and warranties, without any independent knowledge on the part of the reader regarding the matter(s) so disclosed.

Section 11.06. Binding Effect; Benefit; Assignment. (a) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided in Section 7.04, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b)          No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, (i) to one or more of its Affiliates at any time and (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary.

Section 11.07. Governing Law. Except to the extent the provisions of the NJBCA are mandatorily applicable to the Merger, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

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Section 11.08. Jurisdiction. (a) The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Court of Chancery or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum; provided that, notwithstanding the foregoing, each of the parties hereto irrevocably consents and agrees that any such action arising out of or relating to Parent’s financing sources shall be brought only in the Supreme Court of the State of New York, County of New York, Borough of Manhattan, or, if under applicable laws exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof). Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

(b)          EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY DESIGNATES THE CORPORATION TRUST COMPANY (IN SUCH CAPACITY, THE “PROCESS AGENT”), WITH AN OFFICE AT 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT; PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO EACH OTHER SUCH PARTY IN THE MANNER PROVIDED IN Section 11.01 OF THIS AGREEMENT. EACH PARTY SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT SUCH PARTY WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN WILMINGTON, DELAWARE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW. EACH PARTY EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA.

Section 11.09. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING THE ARRANGEMENT OF FINANCING RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT).

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Section 11.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 11.11. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 11.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that, except where this Agreement is terminated in accordance with Section 10.01, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 11.08(a), without proof of actual damages (and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy), in addition to any other remedy to which they are entitled at law or in equity.

Section 11.14. Joint and Several Liability; Obligation of Parent. Parent and Merger Subsidiary hereby agree that they will be jointly and severally liable for all covenants, agreements, obligations and representations and warranties made by either of them in the Agreement. Whenever this Agreement requires Merger Subsidiary to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Subsidiary to take such action and a guarantee of the payment and performance thereof.

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Section 11.15. Financing Sources. The parties acknowledge and agree that (a) no party shall have any right or claim (whether based in contract, tort, strict liability or any other theory of liability) against Parent’s financing sources in connection with this Agreement, the arrangement of financing related to the transactions contemplated by this Agreement or any other transaction contemplated by this Agreement and (b) notwithstanding anything to the contract set forth in this Agreement, Parent’s financing sources are intended beneficiaries of, and shall be entitled to enforce, Sections 11.08(a), 11.09 and this Section 11.15.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

MEASUREMENT SPECIALTIES, INC.

By:	/s/ Frank Guidone
	Name:	Frank Guidone
	Title:	Chief Executive Officer

TE CONNECTIVITY LTD.

By:	/s/ Thomas J. Lynch
	Name:	Thomas J. Lynch
	Title:	Chairman Chief Executive Officer

WOLVERINE-MARS ACQUISITION, INC.

By:	/s/ Thomas J. Lynch
	Name:	Thomas J. Lynch
	Title:	President and Chief Executive Officer

[Signature Page - Agreement and Plan of Merger]

ANNEX I

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MEASUREMENT SPECIALTIES, INC.

[__], 2014

FIRST: The name of the corporation is Measurement Specialties, Inc. (the “Corporation”).

SECOND: The name of the registered agent of the Corporation is Corporation Service Corporation. The address of the initial registered agent is 830 Bear Tavern Road, Suite 305, West Trenton, New Jersey 08628.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the New Jersey Business Corporation Act, N.J.S.A. 14A:1-1 et seq. as the same exists or may hereafter be amended (the “NJBCA”).

FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 1,000, and the par value of each such share is $0.01, amounting in the aggregate to $10.00.

FIFTH: The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.

SIXTH: Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

SEVENTH: Indemnifications of Officers, Directors and Employees.

(1) Limitation of Liability; Indemnification.

(a) For purposes of this ARTICLE SEVENTH, the following definitions shall apply:

(i) “Expenses” shall mean all reasonable costs, disbursements, fees of attorneys, accountants and other professionals, expert fees, investigative fees and all other similar expenses.

Annex-I-2

ANNEX I

(ii) “Indemnitee” shall mean a director, officer, employee, or trustee of the Corporation, or of any employee benefit plan adopted or sponsored by the Corporation, or director, officer, employee, trustee or other fiduciary, member, partner of, or persons in a similar capacity with any other corporation, partnership, limited liability company, joint venture, sole proprietorship, trust, ANNEX I employee benefit plan, or other enterprise which such person is serving at the request of the Corporation. Any person serving simultaneously as a director, officer or employee of the Corporation and as a director, officer, employee, trustee or other fiduciary, member, partner of, or in a similar capacity with (i) any enterprise in which the Corporation owns at least 20% of the equity interests of such enterprise or (ii) any employee benefit plan adopted or sponsored by such an enterprise, shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

(iii) “Liabilities” shall mean all Expenses and any and all amounts paid or incurred in satisfaction of settlements, judgments, fines, and penalties (including, without limitation, any excise taxes imposed in connection with service as a fiduciary of an employee benefit plan).

(iv) “Proceeding” shall mean any civil, criminal, administrative, investigative or arbitration action (or other form of alternative dispute resolution), suit, or proceeding, including, without limitation, any proceeding by or in the right of the Corporation, or any appeal therein, or any inquiry or investigation which could lead to such action, suit, or proceeding.

(b) To the fullest extent permitted by the NJBCA as the same exists or may hereafter be amended, no officer or director of the Corporation shall be liable to the Corporation or its shareholders for damages for breach of any duty, except that nothing contained herein shall relieve an officer or a director from liability for breach of a duty based upon an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit. Any amendment or modification of the foregoing provision or the applicable provisions of the NJBCA shall not adversely affect any right or protection of an officer or a director of the Corporation existing at the time of such amendment or modification, and such right or protection shall continue as to a person who has ceased to be an officer or a director and shall inure to the benefit of the heirs, executor and administrators of such a person.

(c) Each person who was or is made a party, or is threatened to be made a party to, or is otherwise involved (including as a witness) in any pending, threatened, or completed (by judgment, settlement or otherwise) Proceeding by reason of his or her being or having been an Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by the NJBCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the NJBCA permitted prior to such amendment), from and against any and all Liabilities incurred or suffered in connection with any such Proceeding, and such indemnification shall continue as to a person who has ceased to be an Indemnitee and shall inure to the benefit of his or her heirs, executors, administrators, and assigns. Notwithstanding the foregoing and except as set forth in paragraph (2) below of this ARTICLE ANNEX I SEVENTH the Corporation shall indemnify any person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was specifically authorized by the Board of Directors of the Corporation.

Annex-I-3

ANNEX I

(d) The right to indemnification conferred in this ARTICLE SEVENTH: (i) shall be a contract right (and any subsequent repeal of, or amendment to, this ARTICLE SEVENTH shall not affect the right to indemnification based upon any act or omission while this ARTICLE SEVENTH is in effect), (ii) is intended to be retroactive to events occurring prior to the adoption of this ARTICLE SEVENTH to the fullest extent permitted by applicable law, and (iii) shall include the right to be paid by the Corporation the expenses incurred in connection with any Proceeding in advance of the final disposition of such Proceeding as authorized by the Board of Directors; provided that if the NJBCA or the Board of Directors so requires, the payment of such expenses in advance of the final disposition of a Proceeding shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this ARTICLE SEVENTH or otherwise.

(2) Right of Claimant to Bring Suit. If a claim under subsection 1 of this ARTICLE SEVENTH is not paid in full by the Corporation within thirty (30) days after a written request has been received by the Corporation, the claimant may, at any time thereafter, apply to a court for an award of indemnification by the Corporation for the unpaid amount of the claim, and, if successful on the merits or otherwise in connection with any such Proceeding, or in the defense of any claim, issue, or matter therein, the claimant shall be entitled also to be paid by the Corporation any and all expenses incurred or suffered in connection with such Proceeding. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of expenses incurred in connection with any Proceeding where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the NJBCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such Proceeding that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NJBCA, nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, nor the termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Annex-I-4

ANNEX I

(3) Non-Exclusivity of Rights. The right to indemnification and advancement of expenses provided by or granted pursuant to this ARTICLE SEVENTH shall not exclude or be exclusive of any other rights to which any person (including agents) may be entitled under this Certificate of Incorporation, the By-Laws of the Corporation, agreement, vote of shareholders, statute or otherwise; provided that no indemnification shall be made to or on behalf of such person if a judgment or other final adjudication adverse to such person establishes that such person's acts or omissions (a) were in breach of his duty of loyalty to the Corporation or its shareholders, (b) were not in good faith or involved a knowing violation of law, or (c) resulted in such person's receipt of an improper personal benefit.

(4) Insurance. The Corporation may purchase and maintain insurance on behalf of any Indemnitee against any Liabilities incurred or asserted against him in any Proceeding by reason of such person's being or having been such an Indemnitee, whether or not the Corporation would have the power to indemnify such person against such expenses and Liabilities under the provisions of this ARTICLE SEVENTH or otherwise.

(5) Reliance. Persons who after the date of the adoption of this provision become or remain Indemnitees or who, while an Indemnitee, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this ARTICLE SEVENTH in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE SEVENTH shall apply to claims made against an Indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

(6) Merger or Consolidation. For purposes of this ARTICLE SEVENTH, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE SEVENTH with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.”

EIGHTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the NJBCA and all rights and powers conferred herein on shareholders, directors and officers, if any, are subject to this reserved power.

Annex-I-5

ANNEX I

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation as of the date first set forth above.

Annex-I-6

745 Seventh Avenue New York, NY 10019 United States

June 18, 2014

Board of Directors

Measurement Specialties, Inc.

1000 Lucas Way

Hampton, VA 23666

Members of the Board of Directors:

We understand that Measurement Specialties, Inc. (the “Company”) intends to enter into a transaction with TE Connectivity Ltd. (“Parent”) pursuant to which (i) Wolverine-Mars Acquisition, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), will be merged with and into the Company with the Company surviving the merger (the “Merger”), and (ii) upon the effectiveness of the Merger, each issued and outstanding share of common stock of the Company (the “Company Common Stock”) other than shares to be cancelled pursuant to the Agreement (as defined below) will be converted into the right to receive $86.00 in cash (the “Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, dated June 18, 2014, by and among Parent, Merger Sub and the Company (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.

We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders of the Consideration to be paid to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Consideration to be paid to the stockholders of the Company in the Proposed Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of June 18, 2014, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2014; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company; (4) a trading history of the Company Common Stock from June 17, 2011 to June 17, 2014 and a comparison of that trading history with those of other companies that we deemed relevant; (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant; and (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.

We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be paid to the stockholders of the Company in the Proposed Transaction is fair to such stockholders.

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses under certain circumstances and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking and financial services for the Company and Parent, and its affiliates, in the past and have received customary compensation for a portion of such services. Specifically, in the past we have performed the following investment banking and financial services for Parent, and its affiliates, for which we have received customary compensation: (i) acted as an underwriter on the senior notes offering for Tyco Electronics Group S.A., which was fully and unconditionally guaranteed by Parent and (ii) provided certain risk management and derivatives services for Parent and its affiliates. In addition, we may perform various investment banking and financial services for Parent and its affiliates in the future for which we would expect to receive customary compensation.

Barclays Capital Inc. and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Parent and their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,

/s/ BARCLAYS CAPITAL INC.
BARCLAYS CAPITAL INC.

Measurement Specialties, Inc. 1000 Lucas Way Hampton, VA 23666

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.	For	Against	Abstain

1 To approve and adopt the Agreement and Plan of Merger, dated as of June 18, 2014 (as it may be amended from time to time, the “merger agreement”), by and among Measurement Specialties, Inc., TE Connectivity Ltd. and Wolverine-Mars Acquisition, Inc.	☐	☐	☐

2 To approve, by a non-binding, advisory vote, certain compensation arrangements for Measurement Specialties, Inc.’s named executive officers in connection with the merger.	☐	☐	☐

3 To adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the merger agreement.	☐	☐	☐

NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

For address change/comments, mark here.		☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Special Meeting Admission Ticket

Special Meeting of Shareholders
Measurement Specialties, Inc.
[ • ], 2014
at
Measurement Specialties, Inc.
1000 Lucas Way
Hampton, VA 23666
Beginning at [ • ]

Please present this admission ticket to gain admittance to the meeting. This ticket admits only the shareholder listed on the reverse side and is not transferable.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

MEASUREMENT SPECIALTIES, INC.

Special Meeting of Shareholders

[ • ], 2014, [ • ]

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby revokes all prior proxies and appoints Mr. Frank Guidone and Mr. Mark Thomson or other designee, and each of them acting singly, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Measurement Specialties, Inc. held of record by the undersigned on [ • ], 2014 at the Special Meeting of Shareholders to be held on [ • ], 2014 at [ • ] local time at [ • ] or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, the Proxy will be voted “FOR” Proposals 1, 2 and 3.

Address change/comments:

(If you noted any address changes and/or comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side